UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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INSEEGO CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2018 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 13, 2018 | San Diego, California

May 30, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Inseego Corp., a Delaware corporation (the “Company”). The Annual Meeting will be held on Friday, July 13, 2018 at 1:00 p.m., local time, at the Company’s headquarters located at 9605 Scranton Road, Suite 300, San Diego, California 92121.

We are pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, on or about June 1, 2018, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials, which include our Notice of Annual Meeting of Stockholders, this proxy statement, our 2017 Annual Report on Form 10-K (the “2017 Annual Report”) and a proxy card or voting instruction form. We believe that this process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents on the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, please vote online, by telephone or, if you requested printed copies of these materials, by signing and returning your proxy card. Any stockholder who attends the Annual Meeting may vote in person, even if the stockholder has voted online, by telephone or by mail, provided that if your shares are registered in the name of a broker, dealer, bank or other nominee, you must obtain a legal proxy from your broker, dealer, bank or other nominee and bring it with you to the Annual Meeting. If you hold your shares through an account with a broker, dealer, bank or other nominee, please follow the instructions you receive from them to vote your shares.

We hope that you will be able to attend the Annual Meeting and we look forward to seeing you.

Sincerely,

Dan Mondor

President and Chief Executive Officer

9605 Scranton Road Suite 300 San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	Friday, July 13, 2018

Time	1:00 p.m., local time

Location	Inseego Corp. 9605 Scranton Road, Suite 300 San Diego, California 92121

Items of Business	(1)	Elect one director to serve until the 2021 annual meeting of stockholders;

	(2)	Approve an amendment and restatement of the Inseego Corp. 2009 Omnibus Incentive Compensation Plan, as amended, to, among other things, increase the number of shares issuable under the plan by 3,200,000 shares and extend the term of the plan;

	(3)	Approve an amendment of the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan, as amended, to increase the number of shares issuable under the plan by 250,000 shares;

	(4)	Approve the Rights Agreement;

	(5)	Hold an advisory vote to approve the compensation of our named executive officers, as presented in the proxy statement accompanying this notice;

	(6)	Ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

	(7)	Transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

Record Date	Close of business on May 21, 2018

Information concerning the matters to be voted upon at the Annual Meeting is set forth in the proxy statement accompanying this notice.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote your shares online, by telephone or, if you requested printed copies of these materials, by signing and returning your proxy card. If you hold shares through an account with a broker, dealer, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors,

Dan Mondor

President and Chief Executive Officer

May 30, 2018

San Diego, California

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 13, 2018:

The Notice of Annual Meeting of Stockholders, Proxy Statement and the Company’s 2017 Annual Report are available at www.inseego.com/proxymaterials.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

 2018 Annual Meeting of Stockholders

Time and Date	1:00 p.m., local time on Friday, July 13, 2018

Location	Inseego Corp., 9605 Scranton Road, Suite 300, San Diego, California 92121

Record Date	Close of business on May 21, 2018

Voting	Stockholders of record as of the Record Date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.

Entry

Everyone attending the Annual Meeting will be required to present both proof of ownership of the Company’s common stock and valid picture identification, such as a driver’s license or passport. If your shares are held through an account with a broker, dealer, bank or other nominee, you will need a recent brokerage account statement or letter from your broker, dealer, bank or other nominee reflecting stock ownership as of the Record Date. If you do not have both proof of ownership of the Company’s common stock and valid picture identification, you may not be admitted to the Annual Meeting. If you need directions to the Annual Meeting so that you may attend or vote in person, please contact Inseego Corp., 9605 Scranton Road, Suite 300, San Diego, California 92121, Attention: Secretary, or contact the Company’s Secretary by telephone at (858) 812-3400.

 Voting Matters and Board Recommendations

The Board of Directors of the Company (the “Board”) is not aware of any matter that will be presented for a vote at the Annual Meeting other than those shown below.

Proposal	Board Recommendation	Page Reference
Proposal 1: Election of Director	FOR the nominee	7

Proposal 2: Approval of the amendment and restatement of the Inseego Corp. 2009 Omnibus Incentive Compensation Plan	FOR	46

Proposal 3: Approval of the amendment of the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan	FOR	54

Proposal 4: Approval of the Rights Agreement	FOR	57

Proposal 5: Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR	62

Proposal 6: Ratification of the Appointment of Mayer Hoffman McCann P.C. as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018	FOR	64

 Voting Methods

If you are a holder of record on the Record Date, you can vote your shares:

By Internet. By logging onto the secure website included on the proxy card and following the instructions provided any time up until 1:00 a.m., Pacific Time, on July 13, 2018.	By Telephone. By calling the telephone number listed on the proxy card and following the instructions provided by the recorded message any time up until 1:00 a.m., Pacific Time, on July 13, 2018.

By Mail. If you requested printed copies of these materials, by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the Annual Meeting.	In Person. By voting in person at the Annual Meeting (if you satisfy the admission requirements, as described above). Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.

INSEEGO CORP.

9605 Scranton Road, Suite 300

San Diego, California 92121

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

What is the purpose of this proxy statement?

This proxy statement (the “Proxy Statement”) is being furnished to you on behalf of the Board to solicit your proxy to vote at the Annual Meeting of the Company to be held on Friday, July 13, 2018, at 1:00 p.m., local time, at the Company’s headquarters located at 9605 Scranton Road, Suite 300, San Diego, California 92121. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

As permitted by the SEC, we are making this Proxy Statement and our 2017 Annual Report available to our stockholders electronically via the Internet. On or about June 1, 2018, we are mailing to most of our stockholders the Notice in lieu of a printed copy of the proxy materials. All stockholders who have previously requested a printed copy of the Company’s proxy materials will continue to receive a printed copy of the proxy materials. All other stockholders will not receive a printed copy of the proxy materials unless one is requested.

Who is entitled to vote at the Annual Meeting?

Holders of record of our common stock as of the close of business on May 21, 2018 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. If your shares of common stock were registered directly in your name with our transfer agent, Computershare Trust Company, at the close of business on the Record Date, then you are a holder of record and are entitled to notice of, and to vote at, the Annual Meeting. If your shares were not directly held in your name, but were held through an account with a broker, dealer, bank or other nominee at the close of business on the Record Date, then your shares are held in “street name” and the organization holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your broker, dealer, bank or other nominee on how to vote your shares and are invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, dealer, bank or other nominee.

2018 Proxy Statement | 1

Questions and Answers About This Proxy Statement

What matters will be considered at the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to:

(1)	Elect one director to serve until the 2021 annual meeting of stockholders;

(2)	Approve an amendment and restatement of the Inseego Corp. 2009 Omnibus Incentive Compensation Plan, as amended (the “Incentive Plan”), to, among other things, increase the number of shares issuable under the Incentive Plan by 3,200,000 shares and extend the term of the Incentive Plan;

(3)	Approve an amendment of the Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan, as amended (the “Purchase Plan”), to increase the number of shares issuable under the Purchase Plan by 250,000 shares;

(4)	Approve the Rights Agreement;

(5)	Hold an advisory vote to approve the compensation of our named executive officers, as presented in this Proxy Statement;

(6)	Ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(7)	Transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

How many votes do I have?

Each holder of record as of the Record Date is entitled to one vote for each share of common stock held by such holder on the Record Date. As of the close of business on May 21, 2018, 59,600,194 shares of common stock were outstanding and entitled to vote at the Annual Meeting.

What are the Board’s recommendations on how I should vote my shares?

Proposal	Board Recommendation	Page Reference
Proposal 1: Election of Director	FOR the nominee	7

Proposal 2: Approval of the amendment and restatement of the Incentive Plan	FOR	46

Proposal 3: Approval of the amendment of the Purchase Plan	FOR	54

Proposal 4: Approval of the Rights Agreement	FOR	57

Proposal 5: Advisory Vote to Approve the Compensation of our Named Executive Officers	FOR	62

Proposal 6: Ratification of the Appointment of Mayer Hoffman McCann P.C. as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018	FOR	64

2018 Proxy Statement | 2

Questions and Answers About This Proxy Statement

How do I cast my vote?

If you are a holder of record on the Record Date, you can vote your shares:

In Person. By voting in person at the Annual Meeting (if you satisfy the admission requirements, as described above). Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.

By Telephone. By calling the telephone number listed on the proxy card and following the instructions provided by the recorded message.
By Internet. By logging onto the secure website listed on the proxy card and following the instructions provided.
By Mail. If you requested printed copies of these materials, by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials.

If you submit a valid proxy to us before the Annual Meeting, we will vote your shares as you direct (unless your proxy is subsequently revoked in the manner described below). Telephone and Internet voting is available through 1:00 a.m., Pacific Time, on Friday, July 13, 2018. If you vote by mail, your proxy card must be received before the Annual Meeting to ensure that your vote is counted.

If your shares are held in “street name,” your broker, dealer, bank or other nominee will provide you with instructions on how to vote your shares. To be sure your shares are voted in the manner you desire, you should instruct your broker, dealer, bank or other nominee on how to vote your shares.

Instructing your broker, dealer, bank or other nominee how to vote your shares is important due to the stock exchange rule that prohibits your broker, dealer, bank or other nominee from voting your shares with respect to certain proposals without your express voting instructions.

If you hold your shares in “street name” and wish to attend the Annual Meeting and vote your shares in person, you must obtain a valid proxy from your broker, dealer, bank or other nominee.

Can I revoke my proxy?

Yes. However, your presence at the Annual Meeting will not automatically revoke your proxy. If you are a registered holder, you may change or revoke your proxy at any time before a vote is taken at the Annual Meeting by giving notice to the Company’s Secretary in writing during the Annual Meeting or in advance of the Annual Meeting by executing and forwarding to the Company’s Secretary a later-dated proxy or by voting a later proxy over the telephone or the Internet. If your shares are held in “street name,” you should check with the broker, dealer, bank or other nominee that holds your shares to determine how to change or revoke your vote.

What if I return a signed proxy card but do not provide voting instructions?

All properly submitted proxies, unless revoked in the manner described above, will be voted at the Annual Meeting in accordance with your instructions on the proxy. If a properly executed proxy gives no specific voting instructions, the shares of common stock represented by such proxy will be voted:

•	FOR the election of the one director nominee to serve until the 2021 annual meeting of stockholders;

•	FOR the approval of the amendment and restatement of the Incentive Plan;

•	FOR the approval of the amendment of the Purchase Plan;

•	FOR the approval of the Rights Agreement;

•	FOR the approval of the compensation of our named executive officers, as presented in this Proxy Statement;

2018 Proxy Statement | 3

Questions and Answers About This Proxy Statement

•	FOR the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018; and

•	at the discretion of the proxy holders with respect to any other matter that is properly presented at the Annual Meeting.

What will constitute a quorum at the Annual Meeting?

Holders of a majority of shares of our outstanding common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, in person or by proxy, to constitute a quorum, which is necessary to conduct the Annual Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or are present and vote at the Annual Meeting. In addition, votes withheld from the director nominee, abstentions and broker non-votes will be treated as present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a broker, dealer, bank or other nominee holding shares for a beneficial owner submits a proxy for a meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. If there is no quorum, then either the chairman of the meeting or the holders of a majority in voting power of the shares of common stock that are entitled to vote at the meeting, present in person or by proxy, may adjourn the meeting until a quorum is present or represented.

How many votes are required to approve each proposal?

Proposal 1. Assuming that a quorum is present, the director will be elected by a plurality of the votes cast by holders of our common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Shares subject to instructions to withhold authority to vote on Proposal 1 will not be voted. This will have no effect on Proposal 1. Broker non-votes will also have no effect on Proposal 1.

Proposal 2. Assuming that a quorum is present, the approval of the amendment and restatement of the Incentive Plan to, among other things, increase the number of shares issuable under the Incentive Plan by 3,200,000 shares and extend the term of the Incentive Plan, will require the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 2. Broker non-votes will have no effect on Proposal 2.

Proposal 3. Assuming that a quorum is present, the approval of the amendment of the Purchase Plan to increase the number of shares issuable under the Purchase Plan by 250,000 shares will require the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 3. Broker non-votes will have no effect on Proposal 3.

Proposal 4. Assuming that a quorum is present, the approval of the Rights Agreement will require the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 4. Broker non-votes will have no effect on Proposal 4.

Proposal 5. Assuming that a quorum is present, the advisory vote to approve the compensation of our named executive officers, as presented in this Proxy Statement, will require the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 5. Broker non-votes will have no effect on Proposal 5.

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Questions and Answers About This Proxy Statement

Proposal 6. Assuming that a quorum is present, the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018 will require the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 6. Proposal 6 is considered a routine matter under applicable rules. A broker, dealer, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal 6.

What happens when multiple stockholders share an address?

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy materials, please notify your broker and direct a written request to Inseego Corp., 9605 Scranton Road, Suite 300, San Diego, California 92121, Attention: Secretary, or contact the Company’s Secretary by telephone at (858) 812-3400. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of future communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

What does it mean if I received more than one proxy card?

If you requested printed copies of these materials and you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. Please complete, sign, date and promptly return each proxy card to ensure that all of your shares are voted.

Where else are the proxy materials available?

Our Notice of Annual Meeting of Stockholders, this Proxy Statement, the 2017 Annual Report and related materials are available for your review at www.inseego.com/proxymaterials.

Who will bear the costs of soliciting votes for the Annual Meeting?

Our Board is soliciting the accompanying proxy, and the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.

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Questions and Answers About This Proxy Statement

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 13, 2018: The Notice of Annual Meeting of Stockholders, this Proxy Statement and the 2017 Annual Report are available at www.inseego.com/proxymaterials.

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Proposal 1: Election of Director

PROPOSAL 1: ELECTION OF DIRECTOR

The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of their election and qualification until the third annual meeting of stockholders following such election. There are currently five directors serving on the Board and one director whose term of office is scheduled to expire at the upcoming Annual Meeting.

The Nominating and Corporate Governance Committee of our Board (the “Nominating and Corporate Governance Committee”) has recommended that Robert Pons be elected to serve a three-year term expiring at the 2021 annual meeting of stockholders. Mr. Pons is an incumbent director and was originally appointed to the board of directors of Novatel Wireless, Inc., our predecessor issuer, in October 2014 pursuant to the terms of an Investors’ Rights Agreement, dated September 8, 2014 (the “Investors’ Rights Agreement”), by and between Novatel Wireless, Inc. and HC2 Holdings 2, Inc. (“HC2 Holdings”). All directors of Novatel Wireless, Inc. became directors of Inseego Corp. in connection with the internal reorganization that was completed in November 2016.

This section contains information about the director nominee and the directors whose terms of office continue after the Annual Meeting. The director will be elected by a plurality of the votes cast by holders of our common stock at the Annual Meeting. Shares subject to instructions to withhold authority to vote on this proposal will not be voted. This will have no effect on the election of the director because, under plurality voting rules, the director nominee receiving the highest number of “for” votes will be elected. Broker non-votes will also have no effect on this proposal. Proxies cannot be voted for a greater number of persons than one, the number of nominees named above.

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Proposal 1: Election of Director

Nominee to be Elected for a Term Expiring at the 2021 Annual Meeting of Stockholders

Robert Pons	Director since October 2014

Mr. Pons, age 62, was originally appointed to the board of directors of Novatel Wireless, Inc. in October 2014 pursuant to the terms of the Investors’ Rights Agreement and became a member of the Board in connection with the internal reorganization that was completed in November 2016. Mr. Pons is the President and Chief Executive Officer of Spartan Advisors Inc., a management consulting firm specializing in telecom and technology companies. From May 2014 until January 2017, he was Executive Vice President of Business Development and from September 2011 until June 2016 was on the board of directors, of HC2 Holdings, Inc. (“HC2”) (NYSE MKT: HCHC), a publicly traded diversified holding company with a diverse array of operating subsidiaries, including telecom/infrastructure, construction, energy, technology, gaming and life sciences. From February 2011 to April 2014, Mr. Pons was Chairman of Live Micro Systems, Inc. (formerly Livewire Mobile), a comprehensive one-stop digital content solution for mobile carriers. From January 2008 until February 2011, Mr. Pons was Senior Vice President of TMNG Global (now Cartesian), a leading provider of professional services to the telecommunications industry and the capital formation firms that support it. From January 2003 until April 2007, Mr. Pons served as President and Chief Executive Officer of Uphonia, Inc. (previously SmartServ Online, Inc.), a wireless applications service provider. From March 1999 to August 2003, Mr. Pons was President of FreedomPay, Inc., a wireless device payment processing company. During the period January 1994 to March 1999, Mr. Pons was President of Lifesafety Solutions, Inc., a software company catering to 911 call centers. Mr. Pons currently serves as a board advisor to Clique, a voice communications API platform. Mr. Pons previously served on the boards of directors of Network-1 Technologies, Inc., Arbinet Corporation, PTGi, Inc., HC2, Proxim Wireless Corporation, MRV Communications, Inc., DragonWave-X and Concurrent Computer Corporation. Mr. Pons holds a Bachelor of Arts degree from Rowan University with Honors. Mr. Pons has over 30 years of management experience with telecommunications companies including MCI, Inc., Sprint, Inc. and Geotek, Inc. Mr. Pons’s experience serving on public company boards of directors, his knowledge and expertise as a pioneer in the telecommunications industry and his experience as a senior level executive working in the telecommunications industry provide a relevant and informed background for him to serve as a member of our Board, a member of the Audit Committee of our Board (the “Audit Committee”) and as Chair for each of the Compensation Committee of our Board (the “Compensation Committee”) and the Nominating and Corporate Governance Committee.

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Proposal 1: Election of Director

Directors with Terms Expiring at the 2019 Annual Meeting of Stockholders

Mark Licht	Director since January 2018

Mr. Licht, age 64, was appointed to the Board effective in January 2018. Mr. Licht has served as President of Licht & Associates, a strategic advisory services firm that conducts strategic business analysis, develops business and operating plans, evaluates market opportunities and technology trends, assists with financing and proposes alternative business strategies for chief executive officers and their executive teams in the telematics, internet of things (“IoT”) and location-based services industries, since 2007. In that capacity, Mr. Licht has worked with investment bankers and private equity funds, as well as directly with boards of directors and management teams of companies in the US, Latin America and Europe in developing go-to-market strategies and product roadmaps, exploring strategic investments, acquisitions and the sale of companies in the telematics market. Mr. Licht has also served as Senior Advisor of C.J. Driscoll & Associates since 2010 and as an Advisor at Motus Ventures since 2016. Mr. Licht co-founded North American Teletrac in 1985 and served as its President until 2001 and served as the Executive Vice President for Strategy at AirTouch Teletrac until 1996. He co-founded Ituran in 1994. Mr. Licht also co-founded SigmaOne Communications in 1998 and served as its President until 2001. Mr. Licht currently serves on the boards of directors or advisory boards of a number of fleet management, autonomous vehicle, insurance telematics, data analytics and OEM focused telematics companies, including: Preteckt, a predictive maintenance technology provider; Peloton Technology, a connected and automated vehicle technology company; Eleven X, an operator of LORA networks in Canada; Road Track, an OEM telematics service provider in Latin America; and GPS Dashboard, a developer of sales management solutions in the Salesforce marketplace. Mr. Licht received a Master of Science degree in International Relations from The London School of Economics and a Bachelor of Arts degree in Political Science from the University of California, Los Angeles. Mr. Licht’s extensive experience in the telematics, IoT and location-based services industries, knowledge and industry relationships provide a useful and informed background for him to serve as a member of our Board, and as a member of each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

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Proposal 1: Election of Director

Dan Mondor	President, Chief Executive Officer and Director since June 2017

Mr. Mondor, age 62, has served as the Company’s President and Chief Executive Officer and a member of our Board since June 2017. Prior to joining the Company, from April 2016 to June 2017, Mr. Mondor provided corporate strategy and M&A advisory services to the telecommunications industry through his private consulting firm, The Mondor Group, LLC. From March 2015 to March 2016, he was President and Chief Executive Officer of Spectralink Corporation, a private equity-owned global company that designs and manufactures mobile-workforce telecommunications products, including Android based industrial WiFi devices, for global enterprises. From April 2008 to November 2014, Mr. Mondor was the President and Chief Executive Officer of Concurrent Computer Corporation, a global company that designs and manufactures IP video delivery systems and real-time Linux based software solutions for the global services provider, military, aerospace and financial services industries. From February 2007 to March 2008, he was President of Mitel Networks, Inc., a subsidiary of Mitel Networks Corporation, a global company that designs and manufactures business communications systems and mobile communications technology that serve the enterprise and wireless carrier markets. Prior to that, Mr. Mondor held a number of executive management positions at Nortel Networks, including Vice President and General Manager of Enterprise Network Solutions and Vice President of Global Marketing for Nortel’s $10 billion Optical Internet business. Mr. Mondor holds a Master of Science degree in Electrical Engineering from the University of Ottawa and a Bachelor of Science degree in Electrical Engineering from the University of Manitoba. Mr. Mondor’s substantial experience in the telecommunications and technology industries, gained from senior executive positions at leading global corporations, and his unique understanding of our operations, opportunities and challenges, provide a particularly relevant and informed background for him to serve as a member of our Board.

Directors with Terms Expiring at the 2020 Annual Meeting of Stockholders

Philip Falcone	Director since October 2014 and Chair of the Board since May 2017

Mr. Falcone, age 55, was originally appointed to the board of directors of Novatel Wireless, Inc. in October 2014 pursuant to the terms of the Investors’ Rights Agreement and became a member of the Board in connection with the internal reorganization that was completed in November 2016. Mr. Falcone has served as Chair of the Board since May 2017, as a director of HC2 since January 2014, and as Chairman of the Board, President and Chief Executive Officer of HC2 since May 2014. Mr. Falcone served as President of HRG Group, Inc. (formerly known as Harbinger Group Inc.), a diversified holding company (“HGI”), from 2009 to 2011 and as a director, Chairman of the Board and Chief Executive Officer of HGI from 2009 to 2014. Mr. Falcone has also served as Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners LLC (“Harbinger Capital”) and certain of its affiliates since 2001. Prior to joining the predecessor of Harbinger Capital, Mr. Falcone served as Head of High Yield trading for Barclays Capital where he managed the Barclays High Yield and Distressed trading operations. Mr. Falcone began his career in 1985, trading high yield and distressed securities at Kidder, Peabody & Co. Mr. Falcone received a Bachelor of Arts degree in Economics from Harvard University. Mr. Falcone has over two decades of experience in leveraged finance, distressed debt and special situations. Mr. Falcone has a strong financial background, including significant experience working with companies in the information technology and broadband industry, and experience serving on public company boards of directors which makes him well-suited to serve on our Board.

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Proposal 1: Election of Director

Jeffrey Tuder	Director since June 2017

Mr. Tuder, age 45, was appointed to the Board in June 2017. Mr. Tuder is a Partner of Ambina Partners, a private investment firm that makes private equity and credit investments, and is the Founder and Managing Member of Tremson Capital Management, LLC (“Tremson”), a private investment firm focused on identifying and investing in securities of undervalued publicly-traded companies. Prior to founding Tremson, he held positions at SEC-registered investment advisors that primarily invest in undervalued securities of publicly traded companies, including serving as the Director of Research for KSA Capital Management, LLC from 2012 until 2015 and as a Senior Analyst at JHL Capital Group, LLC during 2011. From 2007 until 2010, Mr. Tuder was a Managing Director of CapitalSource Finance, LLC, a publicly-traded commercial finance company, where he analyzed and underwrote special situation credit investments in the leveraged loan and securitized bond markets. From 2005 until 2007, Mr. Tuder was a member of the investment team at Fortress Investment Group, LLC (“Fortress”), where he analyzed, underwrote and managed private equity investments for several of Fortress’s private equity investment vehicles. Mr. Tuder began his career in various investment capacities at Nassau Capital, a privately-held investment firm that managed the private portion of Princeton University’s endowment and ABS Capital Partners, a private equity firm affiliated with Alex Brown & Sons. Mr. Tuder served on the board of directors of MRV Communications, Inc. (MRVC) until August 2017, where he also served as Chairman of the audit committee prior to its sale to Adva Optical Networking. Mr. Tuder also serves as a director of a number of privately held companies. Mr. Tuder received a Bachelor of Arts degree from Yale University. Mr. Tuder’s private equity and hedge fund investment experience, his expertise in evaluating both public and private investment opportunities across numerous industries, and his ability to think creatively in considering ways to maximize long-term shareholder value provide a valuable background for him to serve as a member of our Board, as Chair of our Audit Committee and as a member of each of our Compensation Committee and Nominating and Corporate Governance Committee.

    In the vote on the election of the director nominee, stockholders may:

•	Vote FOR the nominee; or

•	WITHHOLD authority to vote for the nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE-NAMED NOMINEE AS A DIRECTOR.

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Corporate Governance

CORPORATE GOVERNANCE

Director Independence

Under the listing requirements of The NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must be independent. The Board has determined that our current non-management directors, Messrs. Falcone, Pons, Tuder and Licht, are each “independent” of the Company and management within the meaning of the NASDAQ listing requirements. Mr. Mondor is not “independent” under the NASDAQ listing requirements because he is an employee of the Company.

Director Nominations

Qualifications. The Nominating and Corporate Governance Committee considers a number of factors in its evaluation of director candidates, including the members of the Board eligible for re-election. These factors include relevant business experience, expertise, character, judgment, length of potential service, diversity, independence, other commitments and the current needs of the Board and its committees. In the case of incumbent directors, the Nominating and Corporate Governance Committee also considers a director’s overall service to the Company during his or her term, including the number of meetings attended, level of participation and quality of performance.

While the Nominating and Corporate Governance Committee has not established specific criteria related to a director candidate’s education, experience level or skills, it expects qualified candidates will have appropriate experience and a proven record of business success and leadership. The Nominating and Corporate Governance Committee believes the Board should be comprised of a diverse group of individuals with significant and relevant senior management and leadership experience, an understanding of technology relevant to the Company and its business, a long-term and strategic perspective and the ability to advance constructive debate and a global perspective. While the Board considers diversity in its evaluation of candidates, the Board does not have a policy specifically focused on diversity.

The Nominating and Corporate Governance Committee has adopted a retirement policy that provides that a non-management director will not be nominated for a term that would begin after such director’s 72nd birthday. The policy enables the Board to approve the nomination of a non-management director after the age of 72 if, due to special or unique circumstances, it is in the best interest of the Company and its stockholders that such director continue to be nominated for re-election to the Board.

Stockholder Recommendations and Nominations. The Nominating and Corporate Governance Committee considers recommendations of potential director candidates from stockholders based on the same criteria as a candidate identified by an individual director or the Nominating and Corporate Governance Committee.

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Corporate Governance

In order to nominate a person for election at our next annual meeting of stockholders, a stockholder must provide timely notice in proper form and delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 120th day nor later than the close of business on the 90th day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, the recommendation must be delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the 90th day prior to such annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting of stockholders was first made. A stockholder’s notice recommending a candidate must include the following:

•	As to each Nominating Person (as defined below), the:

(i)	the name and address of such Nominating Person (including, if applicable, the name and address that appear on the Company’s books and records); and

(ii)	the class or series and number of shares of the Company’s common stock that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”)) by such Nominating Person;

•	As to each Nominating Person, any Disclosable Interests (as defined in Section 5(c)(ii) of the Amended and Restated Bylaws of the Company (the “Bylaws”));

•	As to each Nominating Person:

(i)	a representation that the Nominating Person is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose the recommendation; and

(ii)	a representation as to whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the recommendation and/or (2) otherwise to solicit proxies or votes from stockholders in support of the recommendation; and

•	As to each person whom a Nominating Person proposes to nominate for election as a director:

(i)	all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(ii)	a description of all direct and indirect compensation and other material agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective associates or any other participants in such solicitation, and any other persons with whom such proposed nominee (or any of his or her respective associates or other participants in such solicitation) is Acting in Concert (as defined in Section 5(c) of the Bylaws), on the other hand; and

(iii)	a completed and signed questionnaire, representation, and agreement as provided in Section 6(h) of the Bylaws.

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Corporate Governance

For purposes of this Proxy Statement, the term “Nominating Person” shall mean:

(i)	the stockholder providing the notice of the nomination proposed to be made at the meeting;

(ii)	the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made;

(iii)	any participant with such stockholder or beneficial owner in such solicitation or associate of such stockholder or beneficial owner; and

(iv)	any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert (as defined in Section 5(c) of the Bylaws).

The Nominating Person’s notice must be signed and delivered to the following address:

Inseego Corp.

c/o Secretary

9605 Scranton Road, Suite 300

San Diego, California 92121

Communications with the Board

Stockholders and other interested parties may communicate with the Board, the non-management directors or specific directors by mail addressed to:

Inseego Corp.

c/o Secretary

9605 Scranton Road, Suite 300

San Diego, California 92121

The communication should clearly indicate whether it is intended for the Board, the non-management directors or a specific director. Our Secretary will review all communications and will, on a periodic basis, forward all communications to the appropriate director or directors, other than those communications that are merely solicitations for products or services or that relate to matters that are clearly improper or irrelevant to the functioning of the Board.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics that is applicable to all of our directors, officers and employees. The purpose of the Code of Conduct and Ethics is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report concerns regarding possible unethical or unlawful conduct and to help enhance and formalize our culture of integrity, respect and accountability. We distribute copies of the Code of Conduct and Ethics to, and conduct periodic training sessions regarding its content for, our newly elected directors and newly hired officers and employees. We will post information regarding any amendment to, or waiver from, our Code of Conduct and Ethics on our website in the Investors tab under “Corporate Governance” as required by applicable law. A copy of our Code of Conduct and Ethics is available on our website under the Investors tab under “Corporate Governance” at www.inseego.com.

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Information Regarding the Board and its Committees

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

The Board currently consists of five members, four of whom are non-management directors. The Board is divided into three classes with each class serving a three-year term. The term of one class expires at each annual meeting of stockholders of the Company.

There are no family relationships among any of our directors. Except as described below, there are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors.

As previously disclosed, on September 16, 2013, the United States District Court for the Southern District of New York entered a final Judgment (the “Final Judgment”) approving a settlement between the SEC and Harbinger Capital, Harbinger Capital Partners Special Situations GP, LLC, Harbinger Capital Partners Offshore Manager, L.L.C., and Mr. Falcone (collectively, the “HCP Parties”), in connection with two civil actions previously filed against the HCP Parties by the SEC. One civil action alleged that Harbinger Capital Partners Special Situations GP, LLC, Harbinger Capital Partners Offshore Manager, L.L.C., and Mr. Falcone violated the anti-fraud provisions of the federal securities laws by engaging in market manipulation in connection with the trading of the debt securities of a particular issuer from 2006 to 2008. The other civil action alleged that Harbinger Capital and Mr. Falcone violated the anti-fraud provisions of the federal securities laws in connection with a loan made by Harbinger Capital Partners Special Situations Fund, L.P. to Mr. Falcone in October 2009 and in connection with the circumstances and disclosure regarding alleged preferential treatment of, and agreements with, certain fund investors. The Final Judgment bars and enjoins Mr. Falcone for a period of five years (after which he may seek to have the bar and injunction lifted) from acting as or being an associated person of any “broker,” “dealer,” “investment adviser,” “municipal securities dealer,” “municipal adviser,” “transfer agent,” or “nationally recognized statistical rating organization” (as those terms are defined under the federal securities laws). Additionally, on October 7, 2013, Mr. Falcone delivered a commitment to the Department of Financial Services of the State of New York pursuant to which Mr. Falcone agreed for a period of up to seven years that he will not, directly or indirectly, individually or through any person or entity, exercise control over any New York-licensed insurer.

Board Meetings and Director Attendance

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all meetings of the Board and the committees on which he serves. In 2017, the Board met twelve times and each Board member attended at least 75% of the meetings of the Board and the committees on which he served during the period for which he was a director or committee member, except for Mr. Falcone, who attended less than 75% of the meetings of the Board.

Annual Meeting of Stockholders

While we encourage our directors to attend our annual meetings of stockholders, we do not have a formal policy regarding their attendance. Messrs. Pons, Tuder and Mondor attended the 2017 annual meeting of stockholders.

Board Committees

The Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a written charter adopted by the Board. All of the charters are publicly available on our website at www.inseego.com in the Investors tab under “Corporate Governance.” You may also obtain a copy of these charters upon sending a written request to our Secretary at our principal executive offices.

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Information Regarding the Board and its Committees

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board appoints committee members annually. The table below sets forth the current composition of our Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert Pons	✓	☑	☑
Jeffrey Tuder	☑	✓	✓
Mark Licht	✓	✓	✓

☑ Chair    ✓ Member

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements and internal control over financial reporting.

The functions and responsibilities of the Audit Committee include:

•	engaging our independent registered public accounting firm and conducting an annual review of the independence of that firm;

•	reviewing with management and the independent registered public accounting firm the scope and the planning of the annual audit;

•	reviewing the annual audited financial statements and quarterly unaudited financial statements with management and the independent registered public accounting firm;

•	reviewing the findings and recommendations of the independent registered public accounting firm and management’s response to the recommendations of that firm;

•	discussing with management and the independent registered public accounting firm, as appropriate, the Company’s policies with respect to financial risk assessment and financial risk management;

•	overseeing compliance with applicable legal and regulatory requirements, including ethical business standards;

•	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•	establishing procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	preparing the Audit Committee Report to be included in our annual proxy statement;

•	monitoring ethical compliance, including review of related party transactions; and

•	periodically reviewing the adequacy of the Audit Committee charter.

In 2017, the Audit Committee met four times.

Our independent registered public accounting firm reports directly to the Audit Committee. Each member of the Audit Committee must have the ability to read and understand fundamental financial statements and at least one member must have past employment experience in finance or accounting, and the requisite professional certification in accounting or another comparable experience or background. The Board has determined that each member of the Audit Committee is “independent” as defined by the NASDAQ listing requirements and SEC rules.

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Information Regarding the Board and its Committees

The Board has also determined that Mr. Tuder, the Chair of the Audit Committee, meets the requirements of an “audit committee financial expert” as defined by SEC rules.

Compensation Committee

The Compensation Committee establishes, administers and oversees compliance with our policies, programs and procedures for compensating our executive officers and the Board.

The functions and responsibilities of the Compensation Committee include:

•	establishing and reviewing our general compensation policies and levels of compensation applicable to our executive officers and our non-management directors;

•	evaluating the performance of, and determining the compensation for, our executive officers, including our Chief Executive Officer;

•	reviewing regional and industry-wide compensation practices in order to assess the adequacy and competitiveness of our executive compensation programs;

•	administering our employee benefits plans, including approving awards of stock, restricted stock units (“RSUs”) and stock options to employees and other parties under our equity incentive compensation plans;

•	reviewing and discussing with management the disclosures contained in the Compensation Discussion and Analysis to be included in our annual reports on Form 10-K, registration statements, proxy statements or information statements;

•	preparing the Compensation Committee Report to be included in our annual proxy statement; and

•	periodically reviewing the adequacy of the Compensation Committee charter.

In 2017, the Compensation Committee met six times. The Board has determined that each member of the Compensation Committee is “independent” as defined by the NASDAQ listing requirements and SEC rules and is an “outside director” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”).

The Compensation Committee has the sole authority to retain and supervise one or more outside advisors, including outside counsel and consulting firms, to advise the Compensation Committee on executive and director compensation matters and to terminate any such adviser. In addition, the Compensation Committee has the sole authority to approve the fees of an outside adviser and other terms of such adviser’s retention by the Company.

Since late 2014, the Compensation Committee has retained Compensia, Inc. (“Compensia”) as its compensation consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee considers, evaluates and nominates director candidates, including the members of the Board eligible for re-election and the recommendations of potential director candidates from stockholders.

The functions and responsibilities of the Nominating and Corporate Governance Committee include:

•	developing and recommending a set of corporate governance guidelines applicable to the Company;

•	identifying and evaluating candidates to serve on the Board, including determining whether incumbent directors should be nominated for re-election to the Board, and reviewing and evaluating director nominees submitted by stockholders;

•	reviewing possible conflicts of interest of prospective Board members;

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Information Regarding the Board and its Committees

•	recommending director nominees;

•	establishing procedures and guidelines for individuals to be considered to become directors;

•	recommending the appropriate size and composition of the Board and each of its committees;

•	overseeing periodic evaluations of the performance of the Board, the Board committees and the directors;

•	monitoring the continued legal compliance of our established principles and policies; and

•	periodically reviewing the adequacy of the Nominating and Corporate Governance Committee charter.

In 2017, the Nominating and Corporate Governance Committee met four times.

The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined by the NASDAQ listing requirements.

Board Leadership Structure

The Company’s policy as to whether the roles of Chair of the Board and Chief Executive Officer should be combined is based on the Company’s needs at any particular time. Accordingly, the optimal Board leadership structure for the Company may vary as circumstances change, such as the transition from one Chief Executive Officer to another. In October 2015, Sue Swenson, who previously served as an independent director and Chair of the Board, was appointed as the Company’s Chief Executive Officer and the Company combined the positions of the Chair of the Board and Chief Executive Officer. In May 2017, the Board again separated the roles and appointed Mr. Falcone as Chair of the Board. Following the transition from Ms. Swenson serving as Chief Executive Officer to Mr. Mondor serving as Chief Executive Officer, the Board believes that the bifurcation of the Chief Executive Officer and Chair of the Board roles is appropriate and provides the most effective leadership for the Company. It gives primary responsibility for the operational leadership and strategic direction of the Company to the Chief Executive Officer while the Chair of the Board facilitates our Board’s independent oversight of management, promotes communication between management and our Board, engages with stockholders, and leads our Board’s consideration of key governance matters.

Board’s Role in Risk Oversight

The Board plays an active role in the Company’s risk oversight and is responsible for overseeing the processes established to report and monitor systems that mitigate material risks applicable to the Company. The Board delegates certain risk management responsibilities to the committees of the Board. The Audit Committee reviews and discusses with management the Company’s policies regarding risk assessment and risk management and the Company’s significant financial risk exposures and the actions that management has taken to limit, monitor or control those exposures. The Compensation Committee reviews the compensation of the Company’s executive officers at least annually and considers the design of compensation programs and arrangements and potential risks presented thereby. The Nominating and Corporate Governance Committee considers potential risks presented by corporate governance issues affecting the Company and makes recommendations to the Board as appropriate. Each of these committees regularly reports to the Board on matters that involve the specific areas of risk that each committee oversees. The Board also receives regular reports on the Company’s risk management from senior representatives of the Company’s independent registered public accounting firm.

Director Compensation

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on the Board. Upon the recommendation of the Compensation Committee, the Board makes all compensation decisions for our non-management directors. In recommending director compensation, the Compensation Committee considers, among other things, the amount of time required of directors to fulfill their duties. A director who is also an employee of the Company does not receive additional compensation for serving as a director.

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Information Regarding the Board and its Committees

Cash Compensation. The Board has approved the following components of the annual cash retainer fee to our non-management directors for Board and Board committee service in 2017:

	Chair	Each Other Member
Board of Directors	$80,000	$40,000
Audit Committee	$20,000	$10,000
Compensation Committee	$14,000	$6,000
Nominating and Corporate Governance Committee	$10,000	$5,000

Equity-Based Compensation. In March 2017, the Compensation Committee determined the number of RSUs to be awarded to each non-management director then in office (28,333 RSUs based on an economic value of $85,000 and an assumed $3.00 per share estimated value), as partial compensation for their Board service in 2017. The RSUs were granted effective as of May 12, 2017 and vested in full on May 12, 2018. In June 2017, our remaining non-employee directors were also each awarded 100,000 fully vested stock options as compensation for additional services to the Company.

Director Compensation Table. The table below summarizes the compensation paid to our non-management directors for service on the Board for the year ended December 31, 2017. In addition to the payments below, the Company reimburses directors for reasonable out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

Name	Fees Earned or Paid in Cash	Stock Awards (1) (2)	Option Awards(1)(2)	Total
Philip Falcone	$67,747	$36,833	$96,340	$200,920
Robert Pons	$70,000	$36,833	$96,340	$203,173
Jeffrey Tuder	$48,000	$35,416	$96,340	$179,756
Mark Licht(3)	$—	$—	$—	$—
James Ledwith(4)	$35,500	$36,833	$—	$72,333
David Werner(4)	$35,500	$36,833	$—	$72,333

(1)	Represents the aggregate grant date fair value of the equity awards granted in 2017 as computed in accordance with Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 9, Share-based Compensation, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
(2)	The following table shows, for each of our non-management directors, the aggregate number of shares subject to stock and option awards outstanding as of December 31, 2017. All option awards reported in the table below were vested in full as of December 31, 2017.

Name	Stock Awards	Option Awards
Philip Falcone	28,333	100,000
Robert Pons	28,333	100,000
Jeffrey Tuder	28,333	100,000
Mark Licht	—	—
James Ledwith	—	—
David Werner	—	—

(3)	Mr. Licht joined the Board in January 2018 and did not receive any compensation for service on the Board in 2017.

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Information Regarding the Board and its Committees

(4)	Messrs. Ledwith and Werner resigned from the Board effective as of June 30, 2017. Upon their resignations, the Board voted to accelerate the vesting of their outstanding RSU awards, which as a result vested in full on June 30, 2017.

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Executive Officers

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers:

Executive	Age	Title
Dan Mondor	62	President and Chief Executive Officer
Stephen Smith	59	Executive Vice President and Chief Financial Officer
Stephen Sek	52	Senior Vice President and Chief Technology Officer

Dan Mondor has served as the Company’s President and Chief Executive Officer and a member of our Board since June 2017. Prior to joining the Company, from April 2016 to June 2017, Mr. Mondor provided corporate strategy and M&A advisory services to the telecommunications industry through his private consulting firm, The Mondor Group, LLC. From March 2015 to March 2016, he was President and Chief Executive Officer of Spectralink Corporation, a private equity-owned global company that designs and manufactures mobile-workforce telecommunications products, including Android based industrial WiFi devices, for global enterprises. From April 2008 to November 2014, Mr. Mondor was the President and Chief Executive Officer of Concurrent Computer Corporation, a global company that designs and manufactures IP video delivery systems and real-time Linux based software solutions for the global services provider, military, aerospace and financial services industries. From February 2007 to March 2008, he was President of Mitel Networks, Inc., a subsidiary of Mitel Networks Corporation, a global company that designs and manufactures business communications systems and mobile communications technology that serve the enterprise and wireless carrier markets. Prior to that, Mr. Mondor held a number of executive management positions at Nortel Networks, including Vice President and General Manager of Enterprise Network Solutions and Vice President of Global Marketing for Nortel’s $10 billion Optical Internet business. Mr. Mondor holds a Master of Science degree in Electrical Engineering from the University of Ottawa and a Bachelor of Science degree in Electrical Engineering from the University of Manitoba.

Stephen Smith has served as our Executive Vice President and Chief Financial Officer since August 2017. Prior to joining the Company, Mr. Smith served as a financial consultant serving multiple software-as-a-service, medical technology and technology device businesses, and has served as interim Chief Financial Officer of TetraVue Inc., a developer of high definition 4D LIDAR technology, since February 2017. From 2012 to 2016, Mr. Smith served as Chief Financial Officer and Head of Operations for Micropower Technologies, a private equity-backed business engaged in the development and sale of platforms enabling extreme low-power wireless video surveillance systems. From 2005 to 2012, Mr. Smith ran his own consulting business and also served as President of XiTron Technologies, a development stage biotech firm that was sold to ImpediMed Ltd., a publicly-traded medical device company, in 2007. From 1999 to 2005, Mr. Smith served as Senior Vice President and Chief Financial Officer of Applied Micro Circuits Corporation, a publicly-traded semiconductor company that designs network and embedded power architecture, optical transport and storage solutions. Mr. Smith also serves as a director of Niels Brock/CIBU, a Denmark-based International Business University. Mr. Smith holds a Bachelor of Science degree in Accounting from Arizona State University.

Stephen Sek has served as our Senior Vice President and Chief Technology Officer since March 2015. Prior to his appointment to serve as Senior Vice President and Chief Technology Officer, Mr. Sek had been employed by the Company as its Vice President of Global Products since September 2013, and had previously worked at the Company from August 2000 to November 2006 serving in various capacities, including as the Company’s director of technology and standards, systems, test and accreditation engineering, general manager of Asia-Pacific, and director of customer technical solutions and technologies. Between 2006 and 2013, he served as Chief Technology Officer for Axesstel, Inc., a San Diego-based provider of wireless broadband access and connected home and voice solutions for the worldwide telecommunications market. At Axesstel, Inc., he was responsible for leading the patent committee and the company’s technology realization, he was also responsible for introducing new products and technologies to customers. From 1990 to 2000, Mr. Sek worked at Motorola Inc., where he served in various senior research, engineering and managerial roles for the PCS Advanced Technology Lab, PCS FLEX Technology Systems Division, and Paging and Wireless Data Group. Mr. Sek holds a Bachelor of Science degree from Boston University and a Master of Science degree in Electrical Engineering from the University of Southern California.

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Executive Officers

There are no family relationships among any of our executive officers. There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our current executive officers.

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Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Decisions with respect to compensation for our executive officers, including our Chief Executive Officer, are made by the Compensation Committee. The following discussion and analysis is focused primarily on the compensation of our named executive officers (“NEOs”). The compensation of our NEOs is presented in the tables and related information and discussed under the heading Compensation of Named Executive Officers. Under SEC rules, our NEOs for 2017 were:

Executive	Title
Dan Mondor(1)	President and Chief Executive Officer
Stephen Smith(2)	Executive Vice President and Chief Financial Officer
Stephen Sek	Senior Vice President and Chief Technology Officer
Thomas Allen(3)	Former Executive Vice President and Chief Financial Officer
Sue Swenson(4)	Former Chief Executive Officer
Michael Newman(5)	Former Executive Vice President and Chief Financial Officer
Lance Bridges(6)	Former Senior Vice President, General Counsel and Secretary

(1)	Mr. Mondor was appointed to serve as President and Chief Executive Officer on June 6, 2017.
(2)	Mr. Smith began serving as Executive Vice President and Chief Financial Officer on August 21, 2017.
(3)	Mr. Allen began serving as Executive Vice President and Chief Financial Officer on May 16, 2017 and resigned from his position effective as of August 18, 2017.
(4)	Ms. Swenson resigned from her position as Chief Executive Officer on June 6, 2017.
(5)	Mr. Newman resigned from his position as Executive Vice President and Chief Financial Officer effective as of May 15, 2017.
(6)	Mr. Bridges was terminated as Senior Vice President, General Counsel and Secretary effective as of July 21, 2017.

Compensation Philosophy and Objectives

In making decisions with respect to compensation for our executive officers, the Compensation Committee is guided by a pay-for-performance philosophy. The Compensation Committee believes that a significant portion of each executive’s total compensation opportunity should vary with achievement of the Company’s annual and long-term financial, operational and strategic goals. In designing the compensation program for our executive officers, the Compensation Committee seeks to achieve the following key objectives:

Motivate Executives. The compensation program should encourage our executive officers to achieve the Company’s annual and long-term goals.

Align Interests with Stockholders. The compensation program should align the interests of our executive officers with those of our stockholders, promoting actions that will have a positive impact on total stockholder return over the long term.

Attract and Retain Talented Executives. The compensation program should provide each executive officer with a total compensation opportunity that is market competitive. This objective is intended to ensure that we are able to attract and retain qualified executives while maintaining an appropriate cost structure for the Company.

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Compensation Discussion and Analysis

Committee’s Role in Establishing Compensation

The Compensation Committee makes all compensation decisions for our executive officers, including grants of equity awards. The Compensation Committee believes that one of its key functions is to help ensure that our executives are fairly and reasonably compensated based on their performance and contribution to the Company’s growth and profitability, and it seeks to make compensation decisions that support our compensation philosophy and objectives. The agenda for meetings of the Compensation Committee is determined by its Chair, with the assistance of our Chief Executive Officer and our Chief Financial Officer.

The Compensation Committee is authorized to retain advisors with respect to compensation matters. The compensation consultant’s role is to provide independent third-party advice to assist the Compensation Committee in evaluating and designing our executive compensation policies and programs, including:

•	providing recommendations regarding the composition of our comparator group, as described below;

•	reviewing and assisting with recommendations regarding current executive compensation levels relative to the market and our performance, including with respect to the retention and promotion of executive officers;

•	advising on trends in executive compensation, including best practices; and

•	advising on aligning pay and performance.

The Compensation Committee is responsible for reviewing fees paid to compensation consultants to ensure that the consultants maintain their objectivity and independence when rendering advice to the Compensation Committee regarding executive compensation matters. The Compensation Committee engaged Compensia to advise it on compensation matters for executive officers and for non-management directors in 2014 and has continued to engage Compensia to advise it on such matters. Compensia has been re-engaged in 2018 to advise on compensation for our NEOs.

The Compensation Committee reviewed the services provided by Compensia to the Compensation Committee and based on this review has determined that the provision of such services did not give rise to any conflict of interest, taking into account such factors as required by the SEC and applicable law and such other factors as the Compensation Committee determined to be relevant.

Management’s Role in Establishing Compensation

Our Chief Executive Officer and our Chief Financial Officer attend Compensation Committee meetings to discuss matters under consideration by the Compensation Committee and to answer questions regarding those matters. The Compensation Committee also regularly meets in executive sessions without any members of management present.

The Compensation Committee members hold discussions with our Chief Executive Officer concerning the compensation for other executive officers. Our Chief Executive Officer provides his assessment of each individual’s responsibilities, contribution to the Company’s results and potential for future contributions to the Company’s success. The Compensation Committee considers this input, but has final authority to set the compensation amounts for all executive officers in its discretion. The Compensation Committee discusses proposals for our Chief Executive Officer’s compensation package with him but always makes final decisions regarding his compensation when he is not present. The Compensation Committee also reviews market data and other relevant information provided by the compensation consultant when considering competitive and market factors in compensation, elements of compensation packages and possible changes to the compensation of our executive officers.

With oversight by the Compensation Committee, our human resources department administers our executive compensation program to implement the compensation decisions made by the Compensation Committee for our executive officers.

2018 Proxy Statement | 24

Compensation Discussion and Analysis

Consideration of 2017 Stockholder Advisory Vote

At our 2017 annual meeting of stockholders, our stockholders cast an advisory vote on the Company’s executive compensation decisions and policies, as disclosed in the proxy statement issued by the Company in April 2017, pursuant to Item 402 of SEC Regulation S-K (commonly known as the “say-on-pay vote”). Our stockholders approved the compensation of our executive officers, with approximately 83% of shares cast voting in favor of the say-on-pay proposal. As we evaluated our compensation practices and talent needs throughout 2017, we were mindful of the support our stockholders expressed for our philosophy of linking compensation to our financial, operational and strategic goals to incentivize the enhancement of stockholder value. As a result, the Compensation Committee decided to retain our general approach with respect to our executive compensation program.

Comparator Group

In November 2016, at the Compensation Committee’s request, Compensia recommended the following peer group for evaluating executive officer and non-management director compensation and composition for the Company. The peer group was determined to reflect the Company’s strategic shift away from its historical hardware business and its current objective of becoming a leading global provider of software-as-a-service and solutions for IoT. In determining executive officer and non-management director compensation for 2017, the Compensation Committee relied upon the new compensation peer group developed by Compensia and accepted by the Compensation Committee, which consisted of the following 18 publicly traded companies:

• American Software, Inc.	• LivePerson, Inc.

• Apigee Corporation	• Marin Software Inc.

• ARI Network Services, Inc.	• MobileIron, Inc.

• Bazaarvoice, Inc.	• Model N, Inc.

• BSQUARE Corporation	• NetSol Technologies, Inc.

• ChannelAdvisor Corporation	• Support.com, Inc.

• Covisint Corporation	• Telenav, Inc.

• eGain Corporation	• Upland Software, Inc.

• Jive Software, Inc.	• Xactly Corporation

The Compensation Committee expects to periodically review and update this peer group and the underlying criteria as our business and market environment continue to evolve.

Review of Compensation Program

In developing an annual compensation program for our executive officers, the Compensation Committee typically considers the following three main factors:

Market Competitiveness. The Compensation Committee reviews market data provided by the compensation consultant to evaluate whether changes to the compensation program and pay levels of our executive officers may be appropriate. The Compensation Committee generally seeks to compensate our executive officers by using median compensation levels of the closest corresponding executive positions among our comparator group companies as a data point in determining target pay opportunities.

Internal Equity. The Compensation Committee considers the level of total compensation opportunity for the executive officers in relation to one another to ensure that each executive’s contribution to Company performance is appropriately reflected.

Individual Performance. The Compensation Committee considers each individual executive’s experience serving in his or her position and the potential for the executive to expand his or her responsibilities and increase his or her contributions to the Company.

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Compensation Discussion and Analysis

Executive Compensation Programs and Policies

The components of our executive compensation program typically provide for a combination of fixed and variable compensation. As described in more detail below, these components are:

•	base salary;

•	annual incentive compensation;

•	long-term incentive awards; and

•	severance and change-in-control benefits.

The Compensation Committee typically allocates a significant percentage of the total compensation for our executive officers to annual and long-term incentives as a result of the compensation philosophy and objectives described above. In evaluating the levels of total compensation, the Compensation Committee reviews tally sheets for each executive officer. The tally sheets detail current and historical compensation for each officer, including target and actual base and bonus compensation, equity grants and other benefits generally available to Company employees (e.g., life and health insurance).

Base Salary

The base salary for each of the executive officers is generally paid in cash and represents the fixed portion of his or her total compensation. Base salary compensation is intended to provide a reliable source of income for our executive officers, an important part of retaining our executives, and is not subject to the variability of the annual incentive compensation and long-term incentive compensation components of our executive compensation programs. The base salary of each of our executive officers is reviewed by the Compensation Committee annually. Base salaries are determined on the basis of the factors described above, as well as management responsibilities, level of experience and individual contributions to the Company. The base salaries of each of our executive officers for 2018 are as follows:

Executive	Base Salary
Dan Mondor	$450,000
Stephen Smith	$285,000
Stephen Sek	$264,600

Annual Incentive Compensation

The Compensation Committee believes annual incentive compensation should be a key element of the total compensation opportunity of each executive officer. The Compensation Committee also believes that placing a portion of executive compensation at risk each year appropriately motivates executives to achieve Company and individual goals, thereby enhancing stockholder value.

Annually, the Compensation Committee establishes the performance metrics and goals that must be achieved for an executive officer to earn an annual incentive compensation award. In establishing performance metrics for each of our executive officers, the Compensation Committee considers both Company objectives and individual objectives. The Company objectives are based on certain financial, operational and strategic goals of the Company as set forth in our operating plan for that year. Individual objectives may be established for each executive in light of his or her functional group responsibilities and accompanying goals and expectations.

The target annual incentive compensation awards as a percentage of annual base salary for each executive level for 2018 are as follows:

Executive Level	Target
Chief Executive Officer	65%
Chief Financial Officer	50%
Senior Vice President	35%

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Compensation Discussion and Analysis

The Compensation Committee assesses performance by comparing actual results to the performance goals established. The performance goals for 2018 are currently under consideration by the Compensation Committee.

In approving annual incentive payouts, the Compensation Committee may use its discretion to determine the amounts that otherwise would be payable based on Company and individual performance, subject to the maximum awards payable. For financial and revenue goals in incentive plans, there may be threshold minimum levels that must be achieved before any payments will be made for the achievement of such goals. In addition, for these types of goals, there may be over-achievement levels specified up to a maximum amount payable if these goals are over-achieved.

Long-Term Incentive Awards

Long-term incentive awards are granted to our executive officers under the Incentive Plan. These awards are intended to align the interests of our executives with those of our stockholders and are intended as a long-term incentive for future performance. The Incentive Plan is administered by the Compensation Committee.

Our Incentive Plan provides for grants of both equity and cash awards, which affords the Compensation Committee the flexibility to design long-term incentive awards that are responsive to our business needs and advance our interests and long-term success. The Incentive Plan currently authorizes the issuance of up to 15,000,000 shares of our common stock, plus an additional 323,000 shares that may be issued for inducement grants pursuant to NASDAQ Listing Rule 5635, of which 3,680,597 shares were available for issuance under the Incentive Plan as of March 31, 2018. See Proposal 2 of this Proxy Statement for a description of the amended and restated Incentive Plan which is subject to stockholder approval at the Annual Meeting.

Compensation Committee believes these forms of equity grants motivate employees and align their interests with the Company’s stockholders. The Compensation Committee also believes that conserving the Company’s cash is important and therefore has not made any cash awards under the Incentive Plan.

The Compensation Committee views long-term incentive awards as a means to encourage executive retention because these awards vest over a specified period of time. The Compensation Committee typically consults with its compensation consultants regarding long-term incentive awards to the Company’s executive officers and considers the level of total compensation opportunity for the executive officers in relation to one another. The Compensation Committee has historically granted the executive officers a mix of stock options and RSUs. When making long-term incentive award decisions, the Compensation Committee does not consider existing ownership levels because the Compensation Committee does not want to discourage our executive officers from holding significant amounts of the Company’s common stock. To that end, and to better align executives’ interests with those of our stockholders, in 2015 the Board adopted a stock ownership policy, which sets forth that the Company’s executive officers and non-management directors must own a minimum value of the Company’s common stock. Our Chief Executive Officer must own at least three times his or her base salary, all executive officers must own an amount equal to their base salary and non-management directors must own an amount equal to their annual cash retainer. If the Company appoints a Chief Operating Officer or a President who is not also the Chief Executive Officer, such individuals must own at least two times their base salary. All who are subject to the stock ownership policy must be in compliance with their minimum ownership requirement before the first year-end following the fifth anniversary of being subject to the policy.

The Compensation Committee has adopted an equity granting policy that provides for grants to be made to our executive officers and non-management directors on an annual basis. The Compensation Committee determines the amount and form of the equity to be granted to each individual based on market competitive data, internal equity considerations, management responsibilities, level of experience, and past and expected future contributions to the Company.

The long-term incentive awards to be granted to our executive officers for 2018 are currently under consideration by the Compensation Committee.

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Compensation Discussion and Analysis

Severance and Change-in-Control Benefits

We have entered into change-in-control and severance agreements with Messrs. Mondor, Smith and Sek. For information about the terms of these severance agreements, see Compensation of Named Executive Officers—Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Employee Benefits

We do not provide our executive officers or other employees with defined pension benefits, supplemental retirement benefits, post-retirement payments or deferred compensation programs. We do provide a 401(k) defined contribution plan that is available to all of our U.S. employees who meet certain eligibility requirements.

Except as described below, we provide health, life and other insurance benefits to our executive officers on the same basis as our other full-time employees. All of our U.S. employees are eligible to be enrolled in our group disability and life insurance plans. Each of our executive officers is entitled to receive a life insurance benefit upon his or her death equal to two times his or her annual base salary in effect on the date of death, up to a maximum benefit of $500,000. Each of our other salaried employees is entitled to a life insurance benefit equal to two times his or her annual base salary in effect on the date of death, up to a maximum benefit of $300,000.

All of our employees, including our executive officers, are eligible to participate in the Purchase Plan, which has been designed to comply with Section 423 of the Code. As of May 16, 2018, 722,798 shares were available for issuance under the Purchase Plan.

The Compensation Committee believes that the Purchase Plan encourages employees, including our executive officers, to increase their ownership in the Company and further aligns their economic interests with those of our stockholders. The Purchase Plan is designed to appeal primarily to non-executive employees and is not intended to be a meaningful element of our executive compensation program.

In certain situations, the Compensation Committee may approve the reimbursement of certain housing, living and travel expenses, including related tax gross-up, for an executive to maintain a residence near our corporate offices. We do not provide other perquisites or personal benefits to our executive officers. The Compensation Committee believes that this policy is consistent with its pay-for-performance philosophy. Except for a gross-up related to reimbursed housing, living and travel expenses, we do not provide any additional cash compensation to our executive officers to reimburse them for any income tax liability that may arise and become due and payable as a result of their receipt of any cash or equity compensation or benefits.

Code Section 162(m)

Section 162(m) of the Code limits our deduction for compensation in excess of $1 million paid during a taxable year to our Chief Executive Officer, Chief Financial Officer and our three other highest-paid executive officers, including any person who was described above for any taxable year beginning after December 31, 2016, regardless of whether such person remains Chief Executive Officer, Chief Financial Officer, or one of the three highest-paid executive officers in subsequent years. As a result of Section 162(m), we may not be entitled to a compensation deduction with respect to all of some awards granted to the employees listed above.

In reviewing our executive compensation program, the Compensation Committee considers the anticipated tax treatment of various payments and benefits to the Company and our executive officers. However, the deductibility of certain compensation payments depends upon the timing of an executive’s vesting or exercise of previously granted awards, as well as interpretations and changes in the tax laws and other factors beyond the Compensation Committee’s control. For these and other reasons, including the need to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m) of the Code and has not adopted a policy requiring that all compensation be deductible.

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Compensation Discussion and Analysis

Anti-hedging and Pledging Policy

The Company’s Insider Trading Policy prohibits any pledging or hedging activities in the Company’s stock by the Company’s executive officers, members of the Board and certain other Company employees. The prohibited activities include any pledge of Company stock as well as transactions such as short sales, puts or calls.

2017 Compensation

Base Salaries

During the first quarter of 2017, the Compensation Committee reviewed recommendations from Compensia, based on data from the relevant comparator group and published studies regarding the compensation of executive officers at other public companies, to reevaluate the base salaries of our executive officers. The Compensation Committee also considered the Company’s then-pending sale of Novatel Wireless, Inc., which included the Company’s MiFi branded hotspots and USB modem product lines (the “MiFi Business”), to T.C.L. Industries Holdings (H.K.) Limited and Jade Ocean Global Limited (together “TCL”). The Compensation Committee agreed with Compensia’s recommendations for compensation targets, but determined to make no adjustments to base salaries of executive officers until conclusion of the planned sale of the MiFi Business to TCL. Ultimately, the planned sale of the MiFi Business was not completed. The Compensation Committee determined base salaries for Messrs. Mondor and Smith using the same policies and industry information previously developed in connection with evaluating the compensation of their predecessors.

The base salaries of each of our NEOs for 2017 were as follows:

Executive	Base Salary
Dan Mondor	$450,000
Stephen Smith	$285,000
Stephen Sek	$264,600
Thomas Allen	$15,275	(1)
Sue Swenson	$1
Michael Newman	$330,000
Lance Bridges	$302,500

(1)	Mr. Allen received a semi-monthly salary of $15,275 (which represented $366,600 on an annualized basis) for his position as interim Executive Vice President, Chief Financial Officer.

Annual Incentive Compensation

In March 2017, the Compensation Committee determined that the terms of the 2016 Corporate Bonus Plan would carry over as the 2017 Corporate Bonus Plan (the “2017 Plan”), and the bonus target percentages for each executive officer as a percentage of base salary would remain unchanged for 2017 from 2016. Under such terms, from January 1, 2017 through December 31, 2017 (the “2017 Performance Period”), certain officers and employees of the Company (the “2017 Participants”) were eligible to receive bonuses under the 2017 Plan, with target bonus amounts set as a percentage of base salary based on the 2017 Participant’s position within the Company (“2017 Bonus Awards”).

The 2017 Bonus Awards would be based on the Company meeting certain quarterly revenue and adjusted EBITDA objectives, as well as the Company’s other 2017 corporate goals. Under the terms of the 2017 Plan, achievement of at least 85% of the revenue or adjusted EBITDA performance goal was required for any payment of the portion of each 2017 Bonus Award that was based on achievement by the Company of such goals. Achievement of the Company’s other 2017 corporate bonus goals would be determined by the Compensation Committee in consultation with the Chief Executive Officer. The 2017 Bonus Awards were permitted to be adjusted upward or downward by 25% based on individual performance during the 2017 Performance Period. Only those 2017 Participants who continued to be employed by the Company on any applicable payment dates were eligible to receive bonus awards under the 2017 Plan.

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Compensation Discussion and Analysis

In June 2017, the Company undertook a restructuring initiative to focus on a revised corporate strategy which affected the continuation of the 2017 Plan. No bonus awards were made to any executive officers under the 2017 Plan and the plan was terminated in August 2017.

In August 2017, the Compensation Committee approved a new bonus plan for the second half of 2017 (the “Second Half 2017 Bonus Plan”) for Company employees which provided for bonus awards based in part upon the Company’s achievement of certain adjusted EBITDA targets.

As described in the employment offer letter with Mr. Mondor, in June 2017, the Compensation Committee also approved bonus objectives for Mr. Mondor that included two bonus award components:

•	A bonus target of 65% of base salary based on the achievement of EBITDA targets identified in the Second Half 2017 Bonus Plan; and

•	A bonus target of 65% of base salary (prorated based on Mr. Mondor’s start date) based on the achievement certain key corporate milestones associated with the Company’s corporate turn-around strategy as identified by the Compensation Committee (the “Corporate Milestones”).

EBITDA targets were not achieved and no bonus awards have been made to any executive officers under the Second Half 2017 Bonus Plan as of this time. In April 2018, the Board approved a bonus payment of $166,685 for Mr. Mondor based on his achievement of the Corporate Milestone bonus objective and agreed with Mr. Mondor that, in order to conserve cash, such payment would be made pursuant to an award of immediately vesting RSUs under the Incentive Plan.

Long-Term Incentive Compensation

In 2017, the Compensation Committee considered several scenarios to address long-term incentive award compensation. The Compensation Committee reviewed the equity grants of the previous several years and received recommendations from Compensia based on the equity compensation practices of the Company’s peer group. Based on these considerations, in 2017, the Compensation Committee determined to grant either RSUs or stock options, or a combination of RSUs and stock options to the Company’s executive officers.

The following table sets forth the economic value (at the date of grant) of the long-term incentive awards granted to each of our NEOs in 2017.

Name	Economic Value of Award at Time of Grant ($)	Number of Stock Options (#)	Number of Restricted Stock Units (#)
Dan Mondor(1)	$543,300	750,000	—
Stephen Smith(2)	$184,280	200,000	—
Stephen Sek(3)	$44,085	50,000	—
Thomas Allen(4)	$72,545	—	63,636
Sue Swenson	$559,000	—	430,000
Michael Newman(5)	$—	—	—
Lance Bridges(6)	$145,600	—	112,000

(1)	Stock options with a per share exercise price of $0.94 were granted to Mr. Mondor in June 2017 as an inducement award pursuant to his employment offer letter. The stock options vest in full on the first anniversary of the grant date.
(2)	Stock options with a per share exercise price of $1.16 were granted to Mr. Smith in August 2017 as an inducement award pursuant to his employment offer letter.
(3)	Stock options with a per share exercise price of $1.11 were granted to Mr. Sek in August 2017. The stock options are scheduled to vest over a two-year period, with one-half vesting on the first anniversary of the grant date and one-half vesting on the second anniversary of the grant date.

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Report of the Compensation Committee

(4)	RSUs were granted to Mr. Allen in May 2017 as an inducement award pursuant to his employment offer letter. These RSUs vested in full on August 16, 2017.
(5)	Mr. Newman resigned from his position as Executive Vice President and Chief Financial Officer effective as of May 15, 2017 and did not receive a long-term incentive award for 2017.
(6)	Mr. Bridges was terminated as Senior Vice President, General Counsel and Secretary, effective as of July 21, 2017, at which time 28,000 of these RSUs vested in accordance with the terms of his Change-in-Control and Severance Agreement, see Compensation of Named Executive Officers—Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Except as otherwise described above, the restricted stock unit awards granted to our NEOs in 2017 vest over a four-year period, with one-fourth vesting on each anniversary of the grant date through the fourth anniversary of the grant date. Except as otherwise described above, the stock option awards granted to our NEOs in 2017 vest over a four-year period, with one-fourth vesting on the first anniversary of the grant date and the remainder vesting ratably on a monthly basis thereafter through the fourth anniversary of the grant date. The Compensation Committee has historically approved equity awards with time-based vesting to create a significant incentive for our NEOs to be employed by the Company for at least four years after the grant date. However, in 2017, the Compensation Committee considered additional factors related to the Company’s turn-around corporate strategy and approved shorter vesting terms for incentive awards in certain cases. For example, Mr. Sek’s stock option award has a two-year vesting period, which is reflective of his goals during the turnaround period, and Mr. Mondor’s stock option award has a one-year vesting period, as a result of negotiations with Mr. Mondor to induce Mr. Mondor to accept employment with the Company.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in this Proxy Statement.

COMPENSATION COMMITTEE

Robert Pons, Chair
Jeffrey Tuder
Mark Licht

The foregoing Report of the Compensation Committee is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference.

Compensation Committee Interlocks and Insider Participation

No current member of the Compensation Committee was at any time during fiscal 2017 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related person transaction. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or Compensation Committee during fiscal 2017.

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Compensation of Named Executive Officers

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following executive compensation tables and related information are intended to be read with the more detailed disclosures regarding our executive compensation program presented under the heading Compensation Discussion and Analysis.

The following table sets forth information regarding the compensation of our NEOs for the years ended December 31, 2017, 2016 and 2015:

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)(3)	Total ($)
Dan Mondor(4) President and Chief Executive Officer	2017	257,596		—	543,300	166,685	(5)	71,601	1,039,182
Stephen Smith(6) Executive Vice President and Chief Financial Officer	2017	104,865		—	184,280	—		1,650	290,795
Stephen Sek Senior Vice President and Chief Technology Officer	2017 2016 2015	264,600 261,450 252,000		— 243,000 372,399	44,085 — 272,493	— 28,367 25,137		8,490 8,490 540	317,175 541,307 922,569
Thomas Allen(7) Former Executive Vice President and Chief Financial Officer	2017	95,880		72,545	—			1,753	170,178
Sue Swenson(8) Former Chief Executive Officer	2017 2016 2015	— 1 —		559,000 1,555,200 84,998	— 1,009,214 1,363,571	— — —		— 480 70,890	559,000 2,564,895 1,519,459
Michael Newman(9) Former Executive Vice President and Chief Financial Officer	2017 2016 2015	123,750 322,500 299,997	(10)	— 575,100 462,576	— — 246,915	— 156,735 42,750		27,161 8,970 1,020	150,911 1,063,305 1,053,258
Lance Bridges(11) Former Senior Vice President, General Counsel and Secretary	2017 2016 2015	169,672 295,625 179,279		145,600 405,000 254,000	— — 271,540	— 83,810 23,949		173,653 8,473 555	488,925 792,908 729,323

(1)	Represents the aggregate grant date fair value of the stock and option awards granted in the respective fiscal year as computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 9, Share-based Compensation, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
(2)	Represents cash awards under our annual incentive compensation plans.
(3)	See All Other Compensation table below for additional information.
(4)	Mr. Mondor was appointed to serve as President and Chief Executive Officer on June 6, 2017.
(5)	In April 2018, the Board approved a bonus payment of $166,685 for Mr. Mondor based on his achievement of the Corporate Milestones and agreed with Mr. Mondor that, in order to conserve cash, such payment would be made pursuant to an award of immediately vesting RSUs under the Incentive Plan.
(6)	Mr. Smith began serving as Executive Vice President and Chief Financial Officer on August 21, 2017.
(7)	Mr. Allen began serving as Executive Vice President and Chief Financial Officer on May 16, 2017 and resigned from his position effective as of August 18, 2017.
(8)	Ms. Swenson resigned from her position as Chief Executive Officer on June 6, 2017. Ms. Swenson served as a non-management director from January 1, 2015 through October 27, 2015. During that time, she accrued compensation for her service on the Board, which she received in the form of 18,722 RSUs on March 16, 2015 and $70,810 in the form of cash payments, which included three quarterly cash payments of $21,500 for each of the first, second and third quarters and $6,310 for the period October 1, 2015 through October 27, 2015. This compensation is included in the table above under Stock Awards and All Other Compensation.
(9)	Mr. Newman resigned from his position as Executive Vice President and Chief Financial Officer effective as of May 15, 2017.
(10)	The Company paid 30% of Mr. Newman’s base salary from November 1, 2014 through December 31, 2015 in the form of RSUs. Mr. Newman’s RSUs for 2015 were granted on January 2, 2015 and vested ratably on a monthly basis until January 2, 2016.

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Compensation of Named Executive Officers

(11)	Mr. Bridges was terminated as Senior Vice President, General Counsel and Secretary effective as of July 21, 2017. As a result, Mr. Bridges’ salary was prorated until his termination date. Following his termination date, Mr. Bridges was entitled to certain severance benefits, including six-months base salary, as provided in the All Other Compensation column. For more information, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

All Other Compensation

The following table sets forth information concerning All Other Compensation in the table above:

Name	Year	Life Insurance Premiums Paid by Company ($)	Taxable Cell Phone Allowance ($)	Accrued but Unpaid Vacation Paid Upon Termination ($)	401(k) Employer Match ($)	Other Compensation ($)		Total ($)
Dan Mondor	2017	270	—		6,750	64,581	(1)	71,601
Stephen Smith	2017	225	—		1,425	—		1,650
Stephen Sek	2017	540	—		7,950	—		8,490
	2016	540	—		7,950	—		8,490
	2015	540	—		—	—		540
Thomas Allen	2017	180	—		1,573			1,753
Sue Swenson	2017	—	—		—	—		—
	2016	—	480		—	—		480
	2015	—	80		—	70,810	(2)	70,890
Michael Newman	2017	225	—	18,986	7,950	—		27,161
	2016	540	480		7,950	—		8,970
	2015	540	480		—	—		1,020
Lance Bridges	2017	315	—	20,900	7,950	144,488	(3)	173,653
	2016	540	480		7,453	—		8,473
	2015	315	240		—	—		555

(1)	Living expense allowance plus tax gross-up.
(2)	Compensation for service as a non-employee director.
(3)	Severance compensation, including COBRA costs paid by the Company.

Grants of Plan-Based Awards

The following table sets forth information regarding the Company’s grants of plan-based awards to our NEOs during 2017 under the Company’s annual incentive plans and the Incentive Plan. Ms. Swenson and Messrs. Allen, Newman and Bridges are no longer employed by the Company.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards		All Other Stock Awards: Shares of Stock or Units (#)(2)		All Other Option Awards: Securities Underlying Options (#)(3)		Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
		Target(1)
Dan Mondor	6/6/2017	$166,685	(4)	—		750,000	(5)	0.94	543,300
Stephen Smith	8/21/2017	—		—		200,000		1.16	184,280
Stephen Sek	8/17/2017	—		—		50,000	(6)	1.11	44,085
Thomas Allen	5/21/2017	—		63,636	(7)	—		—	72,545
Sue Swenson	5/12/2017	—		430,000		—		—	559,000
Michael Newman(8)	—	—		—		—		—	—
Lance Bridges	5/12/2017	—		112,000	(9)	—		—	145,600

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Compensation of Named Executive Officers

(1)	No payments were made to any of our NEOs in connection with the Second Half 2017 Bonus Plan.
(2)	Unless otherwise indicated, these RSUs are scheduled to vest over a four-year period, with one-fourth vesting on each anniversary of the grant date.
(3)	Unless otherwise indicated, these stock options are scheduled to vest over a four-year period, with one-fourth vesting on the first anniversary of the grant date and the remainder vesting ratably on a monthly basis thereafter through the fourth anniversary of the grant date.
(4)	In April 2018, the Board approved a bonus payment of $166,685 for Mr. Mondor based on his achievement of the Corporate Milestones and agreed with Mr. Mondor that, in order to conserve cash, such payment would be made pursuant to an award of immediately vesting RSUs under the Incentive Plan.
(5)	These stock options are scheduled to vest in full on the first anniversary of the grant date.
(6)	These stock options are scheduled to vest 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date.
(7)	These RSUs vested in full on August 16, 2017.
(8)	Mr. Newman resigned from his position as Executive Vice President and Chief Financial Officer effective as of May 15, 2017 and did not receive a long-term incentive award for 2017.
(9)	Mr. Bridges was terminated as Senior Vice President, General Counsel and Secretary, effective as of July 21, 2017, at which time 28,000 of these RSUs vested in accordance with the terms of his Change-in-Control and Severance Agreement with the Company, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Employment Agreements

Dan Mondor. On June 6, 2017, the Board appointed Mr. Mondor to serve as the Company’s President and Chief Executive Officer pursuant to the terms of an employment offer letter agreement. Under the terms of the offer letter, Mr. Mondor is entitled to receive an annual base salary of $450,000 as compensation for his services as President and Chief Executive Officer. On June 6, 2017, pursuant to the terms of the offer letter, the Company granted Mr. Mondor stock options to purchase 750,000 shares of the Company’s common stock, with a per share exercise price of $0.94, the closing price of the Company’s common stock on the grant date. On October 26, 2017, pursuant to an amendment to the offer letter, the Company agreed to provide reimbursement of certain of Mr. Mondor’s living expenses, including a related tax gross-up. For a description of the severance benefits provided under this agreement and our other severance agreements, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Stephen Smith. On August 21, 2017, the Board appointed Mr. Smith to serve as the Company’s Executive Vice President and Chief Financial Officer pursuant to the terms of an employment offer letter agreement. Under the terms of the offer letter, Mr. Smith is entitled to receive an annual base salary of $285,000 as compensation for his services as Executive Vice President and Chief Financial Officer. On August 21, 2017, pursuant to the terms of the offer letter, the Company granted Mr. Smith stock options to purchase 200,000 shares of the Company’s common stock, with a per share exercise price of $1.16, the closing price of the Company’s common stock on the grant date. For a description of the severance benefits provided under this agreement and our other severance agreements, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Stephen Sek. On March 13, 2015, the Board appointed Mr. Sek to serve as the Company’s Chief Technology Officer. Upon his appointment, Mr. Sek was initially entitled to receive an annual base salary of $252,000 as compensation for his services as Chief Technology Officer. For a description of the severance benefits provided under this agreement and our other severance agreements, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Thomas Allen. On May 16, 2017, the Board appointed Mr. Allen to serve as the Company’s interim Executive Vice President and Chief Financial Officer pursuant to the terms of an employment offer letter agreement. Under the terms of the offer letter, Mr. Allen was entitled to receive a semi-monthly salary of $15,275 as compensation for his services as Executive Vice President and Chief Financial Officer. Pursuant to the terms of the offer letter, the Company granted Mr. Allen 63,636 RSUs. As previously disclosed, Mr. Allen served as Executive Vice President and Chief Financial Officer until August 18, 2017.

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Compensation of Named Executive Officers

Sue Swenson. On October 28, 2015, in connection with her agreement to serve as the Company’s Chief Executive Officer, the Company granted Ms. Swenson stock options to purchase 951,550 shares of the Company’s common stock, with a per share exercise price of $2.27, the closing price of the Company’s common stock on the grant date, and which could only be exercised after vesting if the price of the Company’s common stock was at least $3.41 per share on the date of exercise. On December 11, 2015, the Company entered into a formal employment offer letter agreement with Ms. Swenson. Under the terms of the offer letter, Ms. Swenson was entitled to receive an annual base salary of $1.00 as compensation for her services as Chief Executive Officer. On January 4, 2016, pursuant to the terms of the offer letter, the Company granted Ms. Swenson stock options to purchase an additional 951,550 shares of the Company’s common stock, with a per share exercise price of $1.66, the closing price of the Company’s common stock on the grant date. As previously disclosed, Ms. Swenson served as Chief Executive Officer until June 6, 2017. For a description of the benefits provided under this agreement and our other severance agreements, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Michael Newman. On September 2, 2014, the Board appointed Mr. Newman to serve as the Company’s Executive Vice President and Chief Financial Officer pursuant to the terms of an employment offer letter agreement. Under the terms of the offer letter, Mr. Newman was initially entitled to receive an annual base salary of $300,000 as compensation for his services as Executive Vice President and Chief Financial Officer, of which $90,000 was to be paid through the issuance of RSUs which would vest in 12 monthly installments from the date of grant; provided, however, that beginning in calendar year 2016, Mr. Newman had the right to elect, and did elect, to receive his full annual base salary in cash. As previously disclosed, Mr. Newman served as Executive Vice President and Chief Financial Officer until May 15, 2017. For a description of the severance benefits provided under this agreement and our other severance agreements, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Lance Bridges. On May 7, 2015, the Company entered into an employment offer letter agreement with Mr. Bridges, pursuant to which Mr. Bridges was initially entitled to receive an annual base salary of $275,000 as compensation for his services as Senior Vice President and General Counsel. On May 7, 2015, pursuant to the terms of the offer letter, the Company granted Mr. Bridges 50,000 RSUs and stock options to purchase 100,000 shares of the Company’s common stock, with a per share exercise price of $5.08, the closing price of the Company’s common stock on the grant date. As previously disclosed, Mr. Bridges served as Senior Vice President, General Counsel and Secretary until July 21, 2017. For a description of the severance benefits provided under this agreement and our other severance agreements, see —Potential Payments Upon Termination or Change-in-Control—Severance Agreements.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding the stock options and RSUs held by our NEOs that were outstanding at December 31, 2017. Ms. Swenson and Messrs. Allen, Newman and Bridges are not listed in the table below because they did not hold any outstanding equity awards at fiscal year-end.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units That Have Not Vested ($)(3)
Dan Mondor	6/6/2017	—	750,000	(4)	$0.94	6/6/2027
Stephen Smith	8/21/2017	—	200,000		$1.16	8/21/2027
Stephen Sek	4/13/2015	62,222	7,778		$5.51	4/13/2025
	3/16/2015	27,500	2,500		$4.54	3/16/2025
	8/17/2017	—	50,000	(5)	$1.11	8/17/2027
	3/16/2015						10,000	$16,100
	4/13/2015						6,667	$10,734
	3/1/2016						112,500	$181,125

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Compensation of Named Executive Officers

(1)	Unless otherwise indicated, stock options granted prior to October 2015 are scheduled to vest over a three-year period, with one-third vesting on the first anniversary of the grant date and the remainder vesting ratably on a monthly basis thereafter through the third anniversary of the grant date and stock options granted after October 2015 are scheduled to vest over a four-year period, with one-fourth vesting on the first anniversary of the grant date and the remainder vesting ratably on a monthly basis thereafter through the fourth anniversary of the grant date.
(2)	Unless otherwise indicated, RSUs granted prior to October 2015 are scheduled to vest over a three-year period, with one-third vesting on each anniversary of the grant date and RSUs granted after October 2015 are scheduled to vest over a four-year period, with one-fourth vesting on each anniversary of the grant date through the fourth anniversary of the grant date.
(3)	Calculated using a market value per share of $1.61, the closing price of our common stock on December 31, 2017.
(4)	These stock options are scheduled to vest in full on the first anniversary of the grant date.
(5)	These stock options are scheduled to vest 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date.

Option Exercises and Stock Vested

There were no stock options exercised by our NEOs during fiscal 2017. The following table sets forth information regarding the vesting of RSUs for each of our NEOs during 2017:

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Dan Mondor	—	$—
Stephen Smith	—	$—
Stephen Sek	61,667	$157,242
Thomas Allen	63,636	$71,909
Sue Swenson	256,949	$742,183
Michael Newman	111,700	$309,151
Lance Bridges	186,334	$369,018

(1)	Represents the number of shares acquired on vesting multiplied by the closing price of our common stock on the applicable vesting date.

Potential Payments Upon Termination or Change-in-Control

We have historically provided severance benefits to our NEOs in the event the executive’s employment is terminated under certain circumstances following a change-in-control of the Company. We currently provide these benefits to Messrs. Mondor, Smith and Sek under separate severance agreements and previously provided these benefits to Ms. Swenson and Messrs. Newman and Bridges under separate severance agreements. We also provide severance benefits unrelated to a change-in-control to Messrs. Mondor, Smith and Sek under separate severance agreements and previously provided these benefits to Ms. Swenson and Messrs. Newman and Bridges under their separate severance agreements. A description of the severance benefits payable under these agreements, if any, is set forth below.

Severance Agreements

Dan Mondor. The Company entered into a Change-in-Control and Severance Agreement with Mr. Mondor on June 6, 2017. Under the terms of this agreement, if Mr. Mondor’s employment is terminated by the Company without Cause or by Mr. Mondor for Good Reason not in connection with a Change-in-Control, then Mr. Mondor is entitled to the following severance benefits:

•	an amount equal to Mr. Mondor’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to Mr. Mondor under our compensation plans;

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Compensation of Named Executive Officers

•	an amount equal to twelve months of Mr. Mondor’s base salary less the amount of base salary paid to him between June 7, 2017 and his termination date, payable in cash in the form of salary continuation;

•	immediate vesting of the portion of Mr. Mondor’s outstanding equity awards under our compensation plans that would have vested or become exercisable had his employment continued through the next vesting date;

•	a lump-sum bonus payment equal to the pro-rated portion of the target bonus in the year of termination based on actual achievement of corporate performance goals and assumed full achievement of any individual performance goals; and

•	continued participation for Mr. Mondor and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately prior to the termination, until June 7, 2018;

provided, however, that in order to receive the aforementioned severance benefits, Mr. Mondor must deliver to the Company a general release of all claims against the Company and its affiliates effective no more than 55 days after termination of his employment (the “Release Requirement”).

Subject to satisfaction of the Release Requirement, Mr. Mondor is entitled to the following severance benefits, in lieu of the benefits described above, if Mr. Mondor’s employment is terminated by the Company without Cause or by Mr. Mondor for Good Reason during a Change-in-Control Period:

•	an amount equal to Mr. Mondor’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to Mr. Mondor under our compensation plans;

•	an amount equal to the sum of 18 months of Mr. Mondor’s base salary;

•	an amount equal to 12 months of Mr. Mondor’s target annual bonus opportunity;

•	immediate vesting of outstanding equity awards under our compensation plans; and

•	continued participation for up to 18 months by Mr. Mondor and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately before the termination.

Stephen Smith and Stephen Sek. The Company entered into a Change-in-Control and Severance Agreement with Mr. Sek in April 2015 and with Mr. Smith in August 2017 (collectively, the “Executives”).

Under the terms of these agreements, if the employment of the Executive is terminated by the Company without Cause or by the Executive for Good Reason not in connection with a Change-in-Control, then the Executive is entitled to the following severance benefits:

•	an amount equal to the Executive’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to the Executive under our compensation plans;

•	an amount equal to six months of the Executive’s base salary, payable in cash in the form of salary continuation;

•	immediate vesting of the portion of the Executive’s outstanding equity awards under our compensation plans that would have vested or become exercisable had his employment continued through the next vesting date;

•	a lump-sum bonus payment equal to the pro-rated portion of the target bonus in the year of termination based on actual achievement of corporate performance goals and assumed full achievement of any individual performance goals; and

•	continued participation for up to nine months by the Executive and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately prior to the termination;

provided, however, that in order to receive the aforementioned severance benefits, the Executive must satisfy the Release Requirement.

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Compensation of Named Executive Officers

Under these agreements, subject to satisfaction of the Release Requirement, each Executive is entitled to the following severance benefits, in lieu of the benefits described above, if such Executive’s employment is terminated by the Company without Cause or by the Executive for Good Reason during a Change-in-Control Period:

•	an amount equal to the Executive’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to the Executive under our compensation plans;

•	an amount equal to the sum of 18 months of the Executive’s base salary;

•	an amount equal to 12 months of the Executive’s target annual bonus opportunity;

•	immediate vesting of outstanding equity awards under our compensation plans; and

•	continued participation for up to 18 months by the Executive and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately before the termination.

Sue Swenson, Michael Newman and Lance Bridges. The Company entered into Change-in-Control and Severance Agreements with Ms. Swenson in October 2015 and with Mr. Bridges in May 2015, and into an Amended and Restated Change-in-Control and Severance Agreement with Mr. Newman in April 2015. Under the terms of the agreements, if Ms. Swenson, Mr. Newman or Mr. Bridges (the “Former Executives”) were to terminate his or her employment for any or no reason other than a covered termination, which includes resignation for Good Reason or termination by the Company other than for Cause, then the Former Executive would only be entitled to any accrued but unpaid salary, accrued but unused vacation and vested benefits (other than severance) under any Company benefit plan (the “Accrued Amounts”) as of the termination date.

Ms. Swenson resigned as Chief Executive Officer effective as of June 6, 2017, on which date she was entitled to the Accrued Amounts. Mr. Newman resigned as Executive Vice President and Chief Financial Officer effective as of May 15, 2017, on which date he was entitled to the Accrued Amounts.

Under the terms of Mr. Bridges’ agreement, if his employment were terminated by the Company without Cause or by Mr. Bridges for Good Reason not in connection with a Change-in-Control, then Mr. Bridges would be entitled to the following severance benefits (the “Severance Benefits”):

•	an amount equal to the Former Executive’s unpaid base salary and incentive pay through the date of termination and any other amounts owed to the Former Executive under our compensation plans;

•	an amount equal to six months of the Former Executive’s base salary, payable in cash in the form of salary continuation;

•	immediate vesting of the portion of the Former Executive’s outstanding equity awards under our compensation plans that would have vested or become exercisable had his employment continued through the next vesting date;

•	a lump-sum bonus payment equal to the pro-rated portion of the target bonus in the year of termination based on actual achievement of corporate performance goals and assumed full achievement of any individual performance goals; and

•	continued participation for up to nine months by the Former Executive and his dependents in our group health plan, at the same benefit and contribution levels in effect immediately prior to the termination;

provided, however, that in order to receive the aforementioned Severance Benefits, Mr. Bridges was required to satisfy the Release Requirements. Mr. Bridges was terminated by the Company without Cause effective as of July 21, 2017, on which date he became entitled to receive the Severance Benefits.

The Change-in-Control and Severance Agreements described above utilize the following definitions:

“Cause” means:

•	any act of material misconduct or material dishonesty by the NEO in the performance of his or her duties;

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Compensation of Named Executive Officers

•	any willful failure, gross neglect or refusal by the NEO to attempt in good faith to perform his or her duties to the Company or to follow the lawful instructions of the Board (except as a result of physical or mental incapacity or illness) which is not promptly cured after written notice;

•	the NEO’s commission of any fraud or embezzlement against the Company (whether or not a misdemeanor);

•	any material breach of any written agreement with the Company, which breach has not been cured by the NEO (if curable) within 30 days after written notice thereof to the NEO by the Company;

•	the NEO’s being convicted of (or pleading guilty or nolo contendere to) any felony or misdemeanor involving theft, embezzlement, dishonesty or moral turpitude; and/or

•	the NEO’s failure to materially comply with the material policies of the Company in effect from time to time relating to conflicts of interest, ethics, codes of conduct, insider trading, or discrimination and harassment, or other breach of the NEO’s fiduciary duties to the Company, which failure or breach is or could reasonably be expected to be materially injurious to the business or reputation of the Company.

“Good Reason” means the occurrence, without the NEO’s consent, for more than thirty days after such NEO provides the Company a written notice detailing such conditions of:

•	a material diminution in his or her base compensation;

•	a material diminution in his or her job responsibilities, duties or authorities; or

•	a relocation of his or her principal place of work by more than 50 miles.

“Change-in-Control” means:

•	a transaction after which an individual, entity or group owns 50% or more of the outstanding shares of our common stock, subject to limited exceptions;

•	a sale of all or substantially all of the Company’s assets; or

•	a merger, consolidation or similar transaction, unless immediately following such transaction (a) the holders of our common stock immediately prior to the transaction continue to beneficially own more than 50% of the combined voting power of the surviving entity in substantially the same proportion as their ownership immediately prior to the transaction, (b) no person becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding shares of the voting securities eligible to elect directors of the surviving entity and (c) at least a majority of the members of the board of directors of the surviving entity immediately following the transaction were also members of the Board at the time the Board approved the transaction.

“Change-in-Control Period” means the period commencing 30 days prior to a Change-in-Control and ending on the 12-month anniversary of such Change-in-Control.

Equity Award Agreements

The following is a summary of the vesting provisions applicable to the outstanding equity awards held by our NEOs as of December 31, 2017.

Incentive Plan. The award agreements covering grants of stock options and RSUs made to our NEOs under our Incentive Plan provide that the Board, in its discretion, may accelerate the vesting of any unvested stock options or RSUs in the event of a change-in-control.

Under our Incentive Plan, a “change-in-control” is defined as:

•	any person becoming the beneficial owner of 50% or more of the combined voting power of the then-outstanding shares of our common stock, subject to certain exceptions;

•	a majority of the Board ceasing to be comprised of directors who (a) were serving as members of the Board on June 18, 2009 or (b) became members of the Board after June 18, 2009 and whose nomination, election or appointment was approved by a vote of two-thirds of the then-incumbent directors;

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Compensation of Named Executive Officers

•	a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or similar transaction, unless the holders of our common stock immediately prior to the transaction beneficially own more than 50% of the combined voting power of the shares of the surviving entity and certain other conditions are satisfied; or

•	a liquidation or dissolution of the Company approved by the Company’s stockholders.

Summary of Potential Termination Benefits

The following table quantifies the compensation and benefits that would have been payable to our NEOs under the agreements described above if the NEOs employment had been terminated on December 31, 2017, given the NEO’s base salary, and, if applicable, the closing price of our common stock, as of that date. The amounts shown in the table do not include certain payments and benefits, such as accrued salary and accrued vacation, to the extent that such payments and benefits are generally provided on a non-discriminatory basis to salaried employees of the Company upon termination of employment.

Named Executive Officer	Benefit	Involuntary Termination Without Cause or Voluntary Termination for Good Reason	Involuntary Termination Without Cause or Voluntary Termination for Good Reason During a Change-in-Control Period	Death
Dan Mondor	Severance	$192,404	$675,000	$—
	Bonus	$166,685	$292,500	$—
	Accelerated Vesting of Equity Awards	$502,500	$502,500	$—
	Health Benefits Continuation	$7,852	$25,697	$—
	Insurance Benefits	$—	$—	$500,000
Stephen Smith	Severance	$142,500	$427,500	$—
	Bonus	$—	$142,500	$—
	Accelerated Vesting of Equity Awards	$22,500	$90,000	$—
	Health Benefits Continuation	$20,618	$41,236	$—
	Insurance Benefits	$—	$—	$500,000
Stephen Sek	Severance	$132,300	$396,900	$—
	Bonus	$—	$92,610	$—
	Accelerated Vesting of Equity Awards	$99,709	$232,959	$—
	Health Benefits Continuation	$20,618	$41,236	$—
	Insurance Benefits	$—	$—	$500,000
Thomas Allen(1)	Severance	$—	$—	$—
	Bonus	$—	$—	$—
	Accelerated Vesting of Equity Awards	$—	$—	$—
	Health Benefits Continuation	$—	$—	$—
	Insurance Benefits	$—	$—	$—
Sue Swenson(1)	Severance	$—	$—	$—
	Bonus	$—	$—	$—
	Accelerated Vesting of Equity Awards	$—	$—	$—
	Health Benefits Continuation	$—	$—	$—
	Insurance Benefits	$—	$—	$—
Michael Newman(1)	Severance	$—	$—	$—
	Bonus	$—	$—	$—
	Accelerated Vesting of Equity Awards	$—	$—	$—
	Health Benefits Continuation	$—	$—	$—
	Insurance Benefits	$—	$—	$—
Lance Bridges	Severance	$151,250	$—	$—
	Bonus	$—	$—	$—
	Accelerated Vesting of Equity Awards	$155,392	$—	$—
	Health Benefits Continuation	$18,498	$—	$—
	Insurance Benefits	$—	$—	$—

(1)	Ms. Swenson and Messrs. Newman and Allen resigned prior to December 31, 2017 and did not receive any additional compensation in connection with their termination of employment.

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Compensation of Named Executive Officers

Equity Compensation Plan Information

As of December 31, 2017, the Purchase Plan, the Incentive Plan and the 2015 Incentive Compensation Plan (the “2015 Incentive Plan”) were the only compensation plans under which securities of the Company were authorized for grant. The Purchase Plan and the Incentive Plan, including all amendments thereto (other than the March 2015 amendment approving the issuance of inducement shares under the Incentive Plan), were approved by our stockholders. The 2015 Incentive Plan was adopted by the Board without stockholder approval pursuant to NASDAQ Listing Rule 5635. The 2015 Incentive Plan, which includes the same material terms as the Incentive Plan, may only be used for inducement grants to individuals to induce them to become employees of the Company or any of its subsidiaries, or, in conjunction with a merger or acquisition, to convert, replace or adjust outstanding stock options or other equity compensation awards, or for any other reason for which there is an applicable exception from the stockholder approval requirements of NASDAQ Listing Rule 5635, in each such case, subject to the applicable requirements of the NASDAQ Listing Rules. The following table provides information as of December 31, 2017 regarding the Company’s existing and predecessor plans:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of options outstanding		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	4,765,677	$1.88	(1)	4,673,881	(2)
Equity compensation plans not approved by security holders	1,800,806	$1.48		1,973,537	(3)

(1)	Amount is based on the weighted-average exercise price of vested and unvested stock options outstanding under the Incentive Plan and predecessor plans. RSUs, which have no exercise price, are excluded from this calculation.
(2)	Represents shares available for future issuance under the Purchase Plan and the Incentive Plan. As of December 31, 2017, there were 857,638 shares of our common stock available for issuance under the Purchase Plan and 3,816,243 shares of our common stock available for issuance under the Incentive Plan.
(3)	Represents shares available for future issuance under the 2015 Incentive Plan.

CEO Pay Ratio

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable SEC rules, we have prepared the ratio of the annual total compensation of our Chief Executive Officer to the median employee’s annual total compensation. The Company’s Chief Executive Officer on December 31, 2017, the date on which the median employee was calculated, was Dan Mondor. Mr. Mondor’s annualized total compensation for 2017 was $1,231,586, as calculated in the Summary Compensation Table but with base salary annualized for purposes of determining his annual total compensation for this ratio. The median employee’s (excluding the Chief Executive Officer) annual total compensation for 2017 was $21,678. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee was 57 to 1.

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Compensation of Named Executive Officers

The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to choose from a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, our pay ratio may not be comparable to the pay ratio reported by other companies.

Our Chief Executive Officer to median employee ratio is a reasonable estimate calculated in a manner that is consistent with SEC rules based on a combination of compensation data from global payroll and human resources records and using the methodology, assumptions and estimates described below.

The Company had two different Chief Executive Officers during 2017 at different times. For purposes of determining the Chief Executive Officer to median employee ratio, we have elected to annualize Mr. Mondor’s annual total compensation rather than combining Ms. Swenson and Mr. Mondor’s compensation. As Mr. Mondor was newly hired to serve as the Company’s President and Chief Executive Officer in June 2017, Mr. Mondor’s total compensation for 2017 included an award of 750,000 stock options that were granted to Mr. Mondor as an inducement award pursuant to his employment offer letter.

We determined our median employee based on our employees’ annual total compensation for 2017 (base salary or hourly wages, overtime wages, bonuses and commissions) and equity grants based on the Company’s payroll and other compensation records. Regularly scheduled employees newly hired or on leave during 2017 were included in our measurement. For such employees that were not employed for the full fiscal year, their actual salary was used to compute their annual total compensation. We did not apply any cost-of-living adjustments nor did we use any form of statistical sampling. We captured all employees as of December 31, 2017, consisting of approximately 927 individuals located worldwide (approximately 638 of which are located in South Africa). We did not exclude any employees from our determination of the median employee.

During fiscal 2017, we paid our non-US employees in local foreign currency, which included Australian Dollars, New Zealand Dollars, South African Rand, British Pound, Euros and Chinese Yuan. Amounts were converted into US Dollars based on applicable exchange rates as of December 31, 2017 for purposes of calculating the Chief Executive Officer to median employee ratio.

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Review and Approval of Transactions with Related Persons

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

Pursuant to the Audit Committee charter, the Audit Committee is responsible for implementing the Company’s written policies and procedures regarding transactions with a related person (as defined in SEC regulations). In considering related person transactions, the Audit Committee takes into account the relevant available facts and circumstances, including:

•	the risks, costs and benefits to the Company;

•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the terms of the transaction;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations. When reviewing a related person transaction, the Audit Committee determines in good faith whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders.

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Security Ownership of Management and Certain Beneficial Owners

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The tables below provide information regarding the beneficial ownership of our common stock as of March 31, 2018 by: (i) each of our directors; (ii) each of our NEOs; (iii) all current directors and executive officers as a group; and (iv) each beneficial owner of more than five percent of our common stock.

Beneficial ownership is determined in accordance with SEC rules and regulations, and generally includes voting power or investment power with respect to securities held. Unless otherwise indicated and subject to applicable community property laws, we believe that each of the stockholders named in the table below has sole voting and investment power with respect to the shares shown as beneficially owned. Securities that may be beneficially acquired within 60 days after March 31, 2018 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person.

The address for all directors and executive officers is 9605 Scranton Road, Suite 300, San Diego, California 92121. The tables below list the number and percentage of shares beneficially owned based on 59,221,551 shares of common stock outstanding as of March 31, 2018.

Directors and Named Executive Officers

Name of Beneficial Owner	Directly or Indirectly Held (#)	Option Awards (#)(1)	Stock Awards (#)(2)	Total Shares of Common Stock Beneficially Owned (#)	Percentage
Dan Mondor	—	—	80,137	80,137	0.1%
Stephen Smith	—	—	—	—	—%
Stephen Sek	146,799	106,667	—	253,466	0.4%
Philip Falcone	—	100,000	28,333	128,333	0.2%
Robert Pons	91,023	100,000	28,333	219,356	0.4%
Jeffrey Tuder	—	100,000	—	100,000	0.2%
Mark Licht	—	—	—	—	—%
Thomas Allen(3)	63,636	—	—	63,636	0.1%
Sue Swenson(4)	—	—	—	—	—%
James Ledwith(5)	172,022	—	—	172,022	0.3%
David Werner(6)	—	—	—	—	—%
Michael Newman(7)	—	—	—	—	—%
Lance Bridges(8)	—	—	—	—	—%
All directors and executive officers as a group (seven persons)	237,822	406,667	136,803	781,292	1.3%

(1)	Represents shares of common stock that may be acquired pursuant to stock options that are or will become exercisable within 60 days after March 31, 2018.
(2)	Represents shares of common stock to be issued upon the vesting of RSUs within 60 days after March 31, 2018.
(3)	In a Form 4 filed on May 23, 2017, Mr. Allen reported beneficial ownership of 79,765 shares of common stock. Mr. Allen resigned from his position as Executive Vice President and Chief Financial Officer effective as of August 18, 2017. The Company believes, but has not been able to confirm, that Mr. Allen’s beneficial ownership had declined to 63,636 shares as of March 31, 2018.
(4)	In a Form 4 filed on May 15, 2017, Ms. Swenson reported beneficial ownership of 1,382,017 shares of common stock. Ms. Swenson resigned from her position as Chief Executive Officer effective as of June 6, 2017. The Company believes, but has not been able to confirm, that Ms. Swenson’s beneficial ownership had declined to 0 shares as of March 31, 2018.
(5)	In a Form 4 filed on May 15, 2017, Mr. Ledwith reported beneficial ownership of 202,648 shares of common stock. Mr. Ledwith resigned from his position as a director effective as of June 30, 2017. The Company believes, but has not been able to confirm, that Mr. Ledwith’s beneficial ownership had declined to 172,022 shares as of March 31, 2018.

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Security Ownership of Management and Certain Beneficial Owners

(6)	In a Form 4 filed on May 15, 2017, Mr. Werner reported beneficial ownership of 209,616 shares of common stock. Mr. Werner resigned from his position as a director effective as of June 30, 2017. The Company believes, but has not been able to confirm, that Mr. Werner’s beneficial ownership had declined to 0 shares as of March 31, 2018.
(7)	In a Form 4 filed on March 16, 2017, Mr. Newman reported beneficial ownership of 614,799 shares of common stock. Mr. Newman resigned from his position as Executive Vice President and Chief Financial Officer effective as of May 15, 2017. The Company believes, but has not been able to confirm, that Mr. Newman’s beneficial ownership had declined to 0 shares as of March 31, 2018.
(8)	In a Form 4 filed on July 25, 2017, Mr. Bridges reported beneficial ownership of 342,642 shares of common stock. Mr. Bridges was terminated from his position as Senior Vice President, General Counsel and Secretary effective as of July 21, 2017. The Company believes, but has not been able to confirm, that Mr. Bridges’ beneficial ownership had declined to 0 shares as of March 31, 2018.

Five Percent Holders

The following table sets forth information regarding the number and percentage of shares of common stock held by all persons and entities known by us to beneficially own five percent or more of our outstanding common stock. The information regarding beneficial ownership of the persons and entities identified below is included in reliance on reports filed by the persons and entities with the SEC, except that the percentage is based upon our calculations made in reliance upon the number of shares reported to be beneficially owned by such person or entity in such report and the number of shares of common stock outstanding on March 31, 2018.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (#)	Percentage
HC2 Holdings 2, Inc.(1) c/o Paul L. Robinson 450 Park Avenue, 30th Floor New York, NY 10022	13,067,382	21.5%
Timothy Maguire(2) Maguire Asset Management, LLC 1810 Ocean Way Laguna Beach, CA 92651	5,753,881	9.7%
North Sound Management, Inc.(3) c/o Edward E. Murphy 115 East Putnam Avenue Greenwich, CT 06830	3,808,296	6.4%
Bruce A. Karsh(4) 333 S. Grand Ave., Suite 2800 Los Angeles, CA 90071	3,293,047	5.5%

(1)	According to a Schedule 13D/A filed by HC2 Holdings with the SEC on January 9, 2017, HC2 Holdings and HC2 have shared voting power and shared dispositive power with respect to 13,067,382 shares of common stock, which includes a warrant to purchase 1,593,583 shares of common stock, and the Continental Insurance Group, Ltd., Continental LTC Inc. (f/ k/a Continental Insurance Inc.) and Continental General Insurance Company have shared voting power and shared dispositive power with respect to 11,473,799 shares of common stock.
(2)	Information provided by stockholder. 5,753,881 shares of common stock are beneficially owned by Timothy Maguire. Of these, 5,176,990 shares of common stock are owned by Maguire Financial, LP, 76,891 shares of common stock are owned by the Timothy Maguire Foundation and 500,000 shares of common stock are owned by The Timothy J. and Julia Maguire 2017 Family Trust (dated 12/14/2017). Maguire Asset Management, LLC, Maguire Financial, LP and Mr. Maguire have the sole power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by Maguire Financial, LP. The Timothy Maguire Foundation and Mr. Maguire have the sole power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by the Timothy Maguire Foundation. The Timothy J. and Julia Maguire 2017 Family Trust (dated 12/14/2017) and Mr. Maguire have the sole power to vote or direct the vote of and to dispose or direct the disposition of the shares owned by The Timothy J. and Julia Maguire 2017 Family Trust (dated 12/14/2017).
(3)	According to a Schedule 13D/A filed by North Sound Management, Inc. with the SEC on September 16, 2016, North Sound Management, Inc., North Sound Trading, LP and Brian Miller have sole voting power and sole dispositive power with respect to 3,808,296 shares of common stock.
(4)	According to a Schedule 13G/A filed by Bruce A. Karsh with the SEC on February 13, 2018, Mr. Karsh has sole voting power and sole dispositive power with respect to 2,393,047 shares of common stock, and shared voting power and shared dispositive power with respect to 900,000 shares of common stock, which includes a warrant to purchase 293,047 shares of common stock. The 900,000 shares of common stock with shared voting and shared dispositive power are also beneficially owned by The Karsh Family Foundation, the trustees of which are Mr. Karsh and his wife Martha L. Karsh.

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Proposal 2: Approval of the Amendment and Restatement of the Incentive Plan

PROPOSAL 2: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE INCENTIVE PLAN BY 3,200,000 SHARES AND EXTEND THE TERM OF THE INCENTIVE PLAN

Overview

The Incentive Plan was initially adopted by our predecessor issuer, Novatel Wireless, Inc., in April 2009. The Incentive Plan was subsequently amended in June 2013, November 2014, March 2015, June 2016 and January 2017. The Incentive Plan affords the Board the ability to design compensatory awards that are responsive to the Company’s needs, and includes authorization for a variety of awards designed to advance the Company’s interests and long-term success by encouraging stock ownership among our directors, officers, employees and consultants. The Incentive Plan currently authorizes the issuance of up to 15,000,000 shares of our common stock, plus an additional 323,000 shares that may be issued for inducement grants pursuant to Nasdaq Listing Rule 5635, of which 3,680,597 shares were available for issuance as of March 31, 2018.

On May 11, 2018, the Board approved an amendment and restatement of the Incentive Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares available for issuance under the Incentive Plan by 3,200,000 shares and extend the term of the Incentive Plan by ten years. The amendment and restatement will also, among other things, update the name of the Incentive Plan, remove references to sections of the Code and related provisions that are no longer applicable, and introduce a process for submitting claims under the Incentive Plan. The Board has determined that the amendment and restatement of the Incentive Plan is advisable and in the best interests of the Company and its stockholders, and has submitted the amendment and restatement for approval by our stockholders at the Annual Meeting. The amendment and restatement of the Incentive Plan will be effective as of the date it is approved by our stockholders. In approving this amendment and restatement, the Board considered information related to the Incentive Plan including burn rate, overhang and forecasts for share usage.

As of March 31, 2018, under the Incentive Plan and its predecessor equity compensation plans, there were outstanding RSUs for 1,076,579 shares of our common stock and outstanding stock options for 4,496,586 shares of our common stock. These outstanding options have a weighted-average exercise price of $1.66 and a weighted-average term of 1.33 years. On May 25, 2018, the closing market price of a share of our common stock was $1.86.

A summary of the Incentive Plan, as proposed to be amended and restated, appears below and is qualified by the full text of the Incentive Plan, as proposed to be amended and restated, a copy of which is attached as Appendix A to this Proxy Statement.

Administration

The Incentive Plan is administered by the Board, which may delegate all or any part of its authority under the Incentive Plan to a committee of one or more members of the Board. This authority includes, among other things, selecting award recipients, establishing award terms and conditions, granting awards, construing any ambiguous provision of the Incentive Plan or in any award agreement, and adopting modifications and amendments to the Incentive Plan or any award agreement, subject to the terms of the Incentive Plan.

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Proposal 2: Approval of the Amendment and Restatement of the Incentive Plan

To the extent permitted by applicable law, the Board may also delegate its duties under the Incentive Plan to one or more senior officers of the Company, referred to as a secondary committee. This delegation of authority is subject to any conditions and limitations set by the Board or set forth in the Incentive Plan, and may not include the authority to grant an award to any participant that is subject to Section 16 of the Exchange Act.

Awards

The Incentive Plan provides for grants of both equity and cash awards, including stock options, stock appreciation rights, restricted stock, RSUs, annual incentive awards, performance shares, performance units and other forms of awards. The principal terms and features of the various forms of awards are set forth below:

Stock Options. Stock options entitle the participant to purchase shares of our common stock at a price not less than the market value per share on the grant date. Stock options may be incentive stock options under Section 422 of the Code or non-qualified stock options. Each grant will specify whether the exercise price is payable in cash or by check, by a cashless broker-assisted exercise, by the transfer to the Company of shares of our common stock owned by the participant, by the Company withholding shares of our common stock otherwise deliverable to the participant upon the exercise of the stock option, by a combination of these payment methods, or by any other methods that the Board may approve.

Each grant will specify the periods of continuous service by the participant with the Company necessary before the stock options become exercisable. Stock option grants may specify management objectives that must be achieved as a condition to exercise. No stock option will be exercisable more than 10 years after the grant date. No stock option will include terms entitling the participant to a grant of stock options or stock appreciation rights on exercise of the stock option.

The Board may substitute, without the participant’s permission, stock appreciation rights for outstanding stock options. However, the terms of the substituted stock appreciation rights must be substantially the same as the terms of the stock options at the date of substitution. Additionally, the difference between the market value of the underlying shares of our common stock and the base price of the stock appreciation rights must be equivalent to the difference between the market value of the underlying shares of our common stock and the exercise price of the stock options.

Limitations on Incentive Stock Options. Incentive stock options may only be granted to employees of the Company or a subsidiary of the Company. Subject to certain limited exceptions, incentive stock options may not be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the incentive stock options must be at least 110% of the fair market value of the common stock subject to the incentive stock options on the date of grant; and

•	the term of the incentive stock options must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Incentive Plan is 7,000,000 shares.

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Proposal 2: Approval of the Amendment and Restatement of the Incentive Plan

Stock Appreciation Rights. A stock appreciation right is a right to receive from the Company a dollar amount up to the spread between a base price (which may not be less than the market value per share of our common stock on the grant date or, for a stock appreciation right substituted for an option, on the option grant date) and the market value of the shares of our common stock on the exercise date. The amount payable by the Company on exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any combination of the two. Any grant of stock appreciation rights may specify that the amount payable on exercise may not exceed a maximum specified by the Board. Any grant may also specify management objectives that must be achieved as a condition to exercise, waiting periods before exercise and permissible exercise dates or periods. Each grant will specify the periods of continuous service by the participant with the Company that are necessary before the stock appreciation rights become exercisable. No stock appreciation right will be exercisable more than 10 years after the grant date. No stock appreciation right will include terms entitling the participant to a grant of stock options or stock appreciation rights on exercise of the stock appreciation right.

Restricted Stock. A grant of restricted stock constitutes an immediate transfer to the participant of the ownership of shares of our common stock in consideration for the performance of services. Restricted stock entitles a participant to voting, dividend and other ownership rights. However, these rights will be subject to any restrictions and conditions, such as the achievement of management objectives, during the restriction period as determined by the Board. Each grant will provide that transfer of the restricted stock will be prohibited or restricted during the restricted period in the manner and to the extent prescribed by the Board on the date of grant, and may provide for such prohibitions and restrictions after the restricted period.

Each grant will provide that the restricted stock will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board on the grant date with respect to restricted stock that vests upon the passage of time, or upon achievement of management objectives that, if achieved, will result in termination or early termination of the restriction applicable to the restricted stock. Each grant will provide that so long as the award is subject to a substantial risk of forfeiture, the transfer of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by the Board on the grant date.

Grants of restricted stock may require that any or all dividends or other distributions paid during the period of the restrictions be automatically deferred and reinvested in additional shares of restricted stock or paid in cash, which may be subject to the same restrictions as the underlying award. Dividends or other distributions on restricted stock subject to management objectives will be deferred and paid in cash upon the achievement of the management objectives and the lapse of all restrictions.

Restricted Stock Units. A grant of RSUs is an agreement by the Company to deliver shares of our common stock or cash equal to the value of such shares to the participant at the end of a specified period, subject to transfer restrictions and other conditions as determined by the Board. During the restriction period, the participant may not transfer any rights under his or her award and will have no rights of ownership, including voting rights, in the RSUs. However, on the grant date, the Board may authorize the payment of dividend equivalents on the RSUs on either a current, deferred or contingent basis, either in cash, in additional RSUs or in shares of our common stock. Dividend equivalents on RSUs subject to management objectives will be deferred and paid in cash upon the achievement of the management objectives and the lapse of all restrictions. A grant of RSUs may provide for the earlier lapse or modification of the restriction period in the event of the retirement, death or disability, or other termination of employment of the participant, or on a change in control of the Company.

Performance Shares and Performance Units. A performance share is the equivalent of one share of our common stock. A performance unit is the equivalent of $1.00 or such other value as determined by the Board. Each grant of performance shares or performance units will specify either the number of shares, or amount of cash, payable with respect to the performance shares or performance units to which the grant pertains. Any grant of performance shares or performance units may specify that the amount payable may be paid in cash, in shares of our common stock or in any combination of the two.

2018 Proxy Statement | 48

Proposal 2: Approval of the Amendment and Restatement of the Incentive Plan

Any grant of performance shares or performance units will specify the management objectives that, if achieved, will result in payment or early payment of the award and may set forth a formula for determining the number of shares, or amount of cash, payable with respect to the performance shares or performance units that will be earned if performance is at or above threshold levels. Any grant of performance shares or performance units may specify that the amount payable or the number of shares issued with respect thereto may not exceed a maximum specified by the Board. The performance period will be determined by the Board at the time of grant, but may not be less than one year, and may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of the participant, or a change in control of the Company.

The Board may, on the grant date, provide for the payment of dividend equivalents to the holder of the performance shares on either a current, deferred or contingent basis, either in cash or in additional shares of our common stock. Dividend equivalents on performance shares subject to management objectives will be deferred and paid in cash upon the achievement of the applicable management objectives.

Annual Incentive Awards. An annual incentive award is a cash award based on the achievement of management objectives with a performance period of one year or less, which will be determined by the Board at the time of grant. The performance period determined by the Board at the time of grant may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of the participant, or a change in control of the Company. Any grant of an annual incentive award will specify management objectives that, if achieved, will result in payment or early payment of the award and may set forth a formula for determining the amount payable if performance is at or above threshold levels. Each grant will specify the time and manner of payment of annual incentive awards that have been earned. The Board may establish a maximum amount payable under any annual incentive award on the grant date.

Other Awards. The Board may, subject to limitations under applicable law, grant to any participant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock. These awards may include convertible or exchangeable securities, purchase rights or awards with value and payment contingent upon performance of the Company, the book value of our shares, or any other factors designated by the Board.

Except as otherwise provided in the Incentive Plan, cash awards, as independent awards or as an element of or supplement to any other award granted under the Incentive Plan, also may be granted. The Board may grant shares of our common stock as a bonus, or may grant other awards in lieu of obligations of the Company to pay cash or deliver other property under the Incentive Plan or under other plans or compensatory arrangements, subject to terms that will be determined by the Board in a manner intended to comply with Section 409A of the Code.

Eligibility

Subject to the terms of the Incentive Plan, the Board may grant awards to any of our employees, directors, consultants or any other person that is expected to become an employee, director, or consultant. However, incentive stock options may be granted only to our employees. Currently, approximately 890 persons are eligible to receive awards under the Incentive Plan.

2018 Proxy Statement | 49

Proposal 2: Approval of the Amendment and Restatement of the Incentive Plan

Shares Available for Grants

As amended and restated, 18,200,000 shares of our common stock are authorized under the Incentive Plan, which includes all shares previously authorized under the Incentive Plan immediately prior to this amendment and restatement, plus an additional 3,200,000 shares which are subject to stockholder approval of this Proposal 2. Shares of our common stock issued in connection with inducement grants pursuant to Nasdaq Listing Rule 5635 or under any plan assumed by the Company in any corporate transaction will not count against this share limit.

Shares of our common stock covered by an award under the Incentive Plan are not counted against the aggregate share limit until issued and delivered to a participant. As a result, the total number of shares of our common stock available under the Incentive Plan is not reduced by any shares of our common stock relating to prior awards that have expired or have been forfeited or cancelled. To the extent of payment in cash of the benefit provided by any award granted under the Incentive Plan, any shares of our common stock that were covered by that award will again be available for issue or transfer under the Incentive Plan. In addition, shares delivered or relinquished to pay the exercise or purchase price of an award or to satisfy tax withholding obligations will also be available for future awards under the Incentive Plan, as will shares subject to restricted stock awards that never vest.

Management Objectives

The Incentive Plan requires that the Board establish management objectives for awards of performance shares, performance units and annual incentive awards. The Board may also establish management objectives for stock options, stock appreciation rights, restricted stock, RSUs or other awards. These management objectives may be described in terms of Company-wide objectives or objectives related to performance of an individual participant or a subsidiary, division, business unit, region or function of the Company, and may be made relative to the performance of other companies. The management objectives may be based on any criteria selected by the Board.

The Board will have the authority to make equitable adjustments to the management objectives, including the related minimum, target and maximum levels of achievement or performance, for specified events set forth in the Incentive Plan.

Amendment and Termination

The Board may amend the Incentive Plan in whole or in part, except that any amendment to the Incentive Plan that requires stockholder approval under applicable law will not be effective until we obtain stockholder approval. No grant will be made under the Incentive Plan after May 11, 2028, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the applicable award agreement and of the Incentive Plan.

Except in connection with certain corporate transactions or a change in control, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or the base price of outstanding stock appreciation rights, and no outstanding stock options or stock appreciation rights may be cancelled in exchange for other awards, cash, or stock options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price of the original stock options or base price of the original stock appreciation rights, as applicable, without stockholder approval. The plan prohibits all repricings of underwater stock options or stock appreciation rights without shareholder approval, regardless of whether an amendment is considered a repricing under generally accepted accounting principles.

Grants of restricted stock, RSUs, performance shares, performance units and annual incentive awards may provide for earlier termination of restrictions in the event of the retirement, death or disability, or other termination of employment, of a participant, or a change in control of the Company. In addition, if permitted by Section 409A of the Code, the Board may accelerate the vesting of or waive any other requirements under any outstanding award in the event of the retirement, death or disability, or other termination of employment, of a participant, or in the case of unforeseeable emergency or other special circumstances.

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Proposal 2: Approval of the Amendment and Restatement of the Incentive Plan

The Board may amend the terms of any award granted under the Incentive Plan prospectively or retroactively, provided that such an amendment does not constitute a repricing prohibited by the Incentive Plan. However, no amendment may impair the rights of any participant without his or her consent, except as necessary to comply with changes in law or accounting rules applicable to the Company. The Board may terminate the Incentive Plan at any time. Termination of the Incentive Plan will not affect the rights of participants or their successors under any awards outstanding on the date of termination.

Change in Control

In the event a change in control of the Company occurs, the Board may substitute each award outstanding under the Incentive Plan immediately prior to the change in control with such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or stock appreciation right with an exercise price or base price greater than the consideration offered in connection with any change in control, the Board may elect to cancel the stock option or stock appreciation right without any payment to the person holding the stock option or stock appreciation right. The Board may also adjust the aggregate number of shares available under the Incentive Plan and the individual participant limits as the Board deems appropriate to reflect a change in control of the Company. However, any adjustment to the number of shares available for incentive stock options will be made only if, and to the extent that, the adjustment would not cause any stock option intended to qualify as an incentive stock option to fail to qualify.

U.S. Federal Income Tax Consequences

The following is a brief summary of some of the U.S. federal income tax consequences of certain transactions under the Incentive Plan based on U.S. federal income tax laws in effect on January 1, 2018. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant nor within one year after the transfer of such shares to the optionee, then upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of our common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess, if any, of the market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

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Proposal 2: Approval of the Amendment and Restatement of the Incentive Plan

Non-Qualified Stock Options. In general,

•	no income will be recognized by an optionee at the time a non-qualified option right is granted;

•	at the time of exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the exercise price and the market value of the shares, if unrestricted, on the date of exercise; and

•	at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be realized by the optionee as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will recognize ordinary income in the year of exercise in an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of grant of the shares will recognize ordinary income on the date of grant of the shares equal to the excess of the market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. Any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will recognize ordinary income on the market value of unrestricted shares of our common stock on the date that such shares are transferred or settled in cash, as the case may be, to the participant under the award (reduced by any amount paid by the participant for such RSU), and the capital gain/loss holding period for such shares will also commence on such date.

Performance Shares, Performance Units and Annual Incentive Awards. No income generally will be recognized upon the grant of performance shares, performance units or annual incentive awards. Upon payment in respect of performance shares, performance units or annual incentive awards, the recipient generally will recognize ordinary income in the year of receipt in an amount equal to the amount of cash received and the market value of any unrestricted shares of our common stock received.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Equity Compensation Plan Information

Please refer to the table above under the heading Compensation of Named Executive Employees—Equity Compensation Plan Information.

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Proposal 2: Approval of the Amendment and Restatement of the Incentive Plan

New Plan Benefits

Because benefits under the Incentive Plan depend upon the Board’s actions, the market value of the shares of our common stock in the future and/or the future performance of the Company, it is not possible to determine the value of the benefits that will be received by participants in the Incentive Plan with respect to any awards made in the future.

Potential Effects of Proposal 2

Approval of Proposal 2 will enable the Company to: (i) pay portions of the bonus compensation due to employees, if any, under the Company’s bonus compensation plans with equity rather than cash; (ii) provide equity awards to existing employees on an annual or more frequent basis; (iii) pay portions of salary and bonus compensation to executives with equity rather than cash; (iv) grant equity awards to new employees, including potentially meaningful upfront grants to principals who may be hired as part of future acquisitions in situations where the exception for inducement grants pursuant to Nasdaq Listing Rule 5635 is unavailable; (v) grant equity awards beyond June 2019, the current expiration date of the Incentive Plan. If Proposal 2 is not approved, the Company may not have sufficient stock issuable under the Incentive Plan to satisfy these requirements and may need to pay significant portions of such compensation and earned bonuses in cash.

Recommendation and Vote Required

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the amendment of the Incentive Plan. Because abstentions are counted as present for purposes of the vote on this matter but are not votes FOR this proposal, they have the same effect as votes AGAINST this proposal. Broker non-votes will not have any effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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Proposal 3: Approval of the Amendment of the Purchase Plan

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF THE PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PURCHASE PLAN BY 250,000 SHARES

Overview

The Amended and Restated Inseego Corp. 2000 Employee Stock Purchase Plan was initially approved by our stockholders in 2000, the year it was adopted by our predecessor issuer, Novatel Wireless, Inc. The Purchase Plan provides our employees with a convenient means of purchasing shares of our common stock through payroll deductions. As of May 16, 2018, there were 722,798 shares available for issuance under the Purchase Plan. We estimate that all of these shares will be sold to our employees by the end of May 2019 and that beyond that date, no shares will be available for future purchases unless our stockholders take action to replenish the pool of shares available for issuance under the Purchase Plan.

We completed an internal reorganization in November 2016 pursuant to which the Purchase Plan was automatically deemed to be amended to the extent necessary or appropriate, to provide that references to Novatel Wireless, Inc. would be read to refer to the Company and references to shares of common stock of Novatel Wireless, Inc. would be read to refer to shares of common stock of the Company. In January 2017, our Compensation Committee approved an amendment and restatement of the Purchase Plan to effect these changes, as well as certain other immaterial revisions to the Purchase Plan. On June 14, 2017, our stockholders approved a further amendment of the Purchase Plan to add 1,000,000 shares for issuance under the Purchase Plan and to extend the term of the Purchase Plan by five years.

On May 11, 2018, the Board approved an amendment of the Purchase Plan, subject to stockholder approval at the Annual Meeting, in order to add 250,000 shares for possible future issuance under the Purchase Plan. We feel that based on anticipated participation by new employees and existing employees, the current number of shares available for issuance under the Purchase Plan may not be sufficient to satisfy such anticipated participation through May 2019. We expect, based upon the current employee participation rate, anticipated participation by new employees, payroll deductions, and the closing price of the Company’s common stock on May 15, 2018, that if stockholders approve the proposed amendment, we would have sufficient shares to satisfy our current employee participation levels in the Purchase Plan through May 15, 2019.

The Board has determined that the amendment of the Purchase Plan is advisable and in the best interests of the Company and our stockholders, and has submitted the amendment of the Purchase Plan for approval by our stockholders. The amendment of the Purchase Plan will be effective as of the date it is approved by our stockholders.

A summary of the Purchase Plan appears below and is qualified by the full text of the Purchase Plan. A copy of the Purchase Plan, as proposed to be amended, is attached as Appendix B to this Proxy Statement. The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve the amendment of the Purchase Plan.

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Proposal 3: Approval of the Amendment of the Purchase Plan

Purchase of Shares

The Purchase Plan permits participants to purchase up to $25,000 of our common stock annually (valued at the time each purchase right is granted) through payroll deductions of up to 10% of eligible compensation. We use the dollar amounts that we deduct and accumulate on behalf of each participant to purchase shares of our common stock reserved for issuance under the Purchase Plan at the end of each purchase period. No participant may purchase more than 5,000 shares of common stock in any offering period. Under the Purchase Plan, the Board may determine the duration and frequency of the purchase periods and has decided that the Purchase Plan will operate using six-month offering periods. The offering periods generally start on the first trading day on or after May 16 and November 16 of each year.

Purchase Price of Shares

The price of shares purchased under the Purchase Plan is generally 85% of the lower of the fair market value of our common stock either at the beginning or end of the offering period. Participants may end their participation in the Purchase Plan at any time. Upon termination of participation, the participant’s payroll deductions will cease and the participant will be paid his or her accumulated payroll deductions to date without interest.

Eligibility

Substantially all of our employees are eligible to participate in the Purchase Plan. However, an employee may not purchase shares under the Purchase Plan if the purchase would cause the employee to own shares of common stock representing 5% or more of the total combined voting power or value of all classes of our capital stock. Participation in the Purchase Plan ends automatically upon a participant’s termination of employment. As of March 31, 2018, approximately 132 employees were eligible to participate in the Purchase Plan, of which approximately 60 were participants during the offering period that is scheduled to end on May 15, 2018.

Transferability

Rights granted under the Purchase Plan are not transferable by a participant other than upon his or her death or by a special determination by the plan administrator. In the event of a reorganization, merger or other similar change in the capital structure of the Company, our Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available under the Purchase Plan and in the maximum number of shares subject to any offering period under the Purchase Plan.

Modification and Term

The Board has the authority to amend or terminate the Purchase Plan at any time for any reason. The Purchase Plan will automatically terminate on June 18, 2024, unless sooner terminated by the Board.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences to participants and the Company of participation in the Purchase Plan in effect on January 1, 2018. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

U.S. Federal Income Tax Consequences to Participants

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The right to purchase our common shares under the Purchase Plan is intended to constitute an option issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code. The tax consequences of a disposition of shares purchased under the Purchase Plan vary depending on the period such stock is held by a participant before its disposition. If the participant disposes of these common shares within two years of the first day of the applicable offering period, or within one year after the last day of the applicable offering period (a “disqualifying disposition”), then the participant will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the common shares on the last day of the applicable offering period. Any difference between the amount received upon disposition and the fair market value of the common shares on the last day of the applicable offering period will be treated as short-term or long-term capital gain or loss, as the case may be, depending on the length of time the employee held the stock after exercise of the purchase right.

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Proposal 3: Approval of the Amendment of the Purchase Plan

In the event of the death of a participant while owning the common shares or if a participant sells or otherwise disposes of the common shares at least two years after the first day of the applicable offering period and at least one year after the last day of the applicable offering period (a “qualifying disposition”), there will be included in the participant’s income, as compensation, an amount equal to the lesser of (a) an amount equal to 15% of the fair market value of the common shares on the first day of the applicable offering period, or (b) the amount by which the fair market value of the common shares at the time of disposition or death exceeds the purchase price for the common shares. Any additional gain would be treated for tax purposes as long-term capital gain, provided that the participant held the common shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such common shares.

U.S. Federal Income Tax Consequences to the Company

We are not allowed a deduction for federal income tax purposes in connection with the grant or exercise of the right to purchase common shares under the Purchase Plan, unless there is a disqualifying disposition. If a disqualifying disposition occurs, we will be entitled to a deduction in the same amount and at the same time that the participant realizes ordinary income.

Plan Benefits

The benefits to be received by our employees as a result of the proposed amendment of the Purchase Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 250,000 share increase for which stockholder approval is sought under this proposal.

Potential Effects of Proposal 3

Approval of Proposal 3 will enable the Company to continue to provide a convenient way for employees to purchase shares of the Company’s stock through payroll deductions, thereby potentially better aligning the interests of our employees with the interests of our stockholders.

If Proposal 3 is not approved, the Company will not have sufficient stock issuable under the Purchase Plan to satisfy estimated demand for upcoming purchases and it is anticipated that any future offerings of shares to employees under the Purchase Plan and the Purchase Plan will need to be curtailed starting in May 2019.

Recommendation and Vote Required

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the amendment of the Purchase Plan. Because abstentions are counted as present for purposes of the vote on this matter but are not votes FOR this proposal, they have the same effect as votes AGAINST this proposal. Broker non-votes will not have any effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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Proposal 4: Approval of the Rights Agreement

PROPOSAL 4: APPROVAL OF THE RIGHTS AGREEMENT

Overview

The Company entered into a Rights Agreement, dated January 22, 2018, between the Company and Computershare Trust Company, N.A., a federally charted trust company, as rights agent (the “Rights Agent”) (the forgoing agreement, as it may be amended from time to time, the “Rights Agreement”). The Rights Agreement is intended, but cannot be guaranteed, to reduce the likelihood of an “ownership change”, as discussed below, thereby preserving the Company’s ability to realize substantial tax benefits associated with its accumulated net operating loss carryforwards (“NOLs”). Such NOLs are a significant asset of the Company that should be preserved in an effort to protect stockholder value. A summary of the Rights Agreement appears below and is qualified by the full text of the Rights Agreement attached as Appendix C to this Proxy Statement.

The Board has determined that the Rights Agreement is advisable and in the Company’s and the stockholders’ best interests because the Rights Agreement:

•	discourages acquisitions of stock that could result in an “ownership change” for federal income tax purposes, as discussed below;

•	encourages potential acquirers of the Common Stock (as defined below) to negotiate with the Board before acquiring significant equity ownership positions in the Company;

•	does not restrict a later sale of the Company on terms that the Board determines are in the best interest of the stockholders; and

•	has no significant up-front financial, accounting or tax consequences to the Company or the stockholders.

The Company’s operations have generated significant tax benefits for United States federal income tax purposes, including NOLs. Under the Code, and the rules and regulations promulgated thereunder, subject to certain requirements and restrictions, the Company may “carry forward” its NOLs to offset current and future earnings and thus reduce its income tax liabilities. Accordingly, the Board believes such NOLs are a valuable asset and it is in the Company’s and the stockholders’ best interests to attempt to preserve their use. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Code (“Section 382”), the Company’s ability to use its NOLs could be substantially limited. Because the Rights Agreement may reduce the likelihood of an “ownership change”, the Board adopted the Rights Agreement on the Company’s behalf.

As of December 31, 2017, the Company had U.S. federal NOLs of approximately $351.4 million, which begin to expire in 2021, unless previously utilized, California State NOLs of approximately $38.1 million, which begin to expire in 2027, unless previously utilized, and foreign NOLs for its active foreign subsidiaries of approximately $38.6 million, which generally have no expiration date. The Company’s financial advisors and accountants performed an analysis for the period through December 20, 2017 and did not identify any events of a cumulative ownership change for such review period. The Company will continue monitoring any future changes in stock ownership for a cumulative ownership change.

Pursuant to the terms of the Rights Agreement, the Rights issued pursuant to the Rights Agreement will expire if stockholder approval has not been received following the final adjournment of the Annual Meeting. Thus, the Board is submitting the Rights Agreement for stockholder approval.

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Proposal 4: Approval of the Rights Agreement

Description of the Rights Agreement

The Rights. In connection with the Rights Agreement, the Board authorized and declared a dividend distribution of one preferred stock purchase right (a “Right”) for each share of common stock of the Company, par value $0.001 per share (the “Common Stock”), authorized and outstanding on the close of business on February 2, 2018 (the “Rights Agreement Record Date”) and has authorized the issuance of one Right (subject to adjustment as provided in the Rights Agreement) with respect to each share of Common Stock that becomes outstanding between the Rights Agreement Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined below). Prior to exercise, the Rights do not give their holders any rights as a stockholder of the Company, including any dividend, voting or liquidation rights. A complete description and terms of the Rights is set forth in the Rights Agreement.

Exercisability. The Rights are not exercisable until the earlier of (i) the close of business on the 10th day following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date) or (ii) the close of business on the 10th business day (or such later date as may be determined by action of the Board prior to such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer, the consummation of which would result in the Beneficial Ownership (as defined below) by a person or group of 4.9% or more of the Common Stock then outstanding (the “Distribution Date”).

Until the Distribution Date, the Rights will be transferred with and only with the Common Stock, and (unless the Rights are redeemed or expire) the surrender or transfer of any Common Stock outstanding on or after the Rights Agreement Record Date will constitute the transfer of the Rights associated with such Common Stock. Upon the Distribution Date, the Rights may be transferred separately from the Common Stock, and each Right, other than Rights held by an Acquiring Person, will entitle its holder to purchase from the Company one one-thousandth of a share of Series D Preferred Stock of the Company, par value $0.001 per share (the “Preferred Stock”), at a purchase price of $10.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”).

Acquiring Person. An “Acquiring Person” is any person or group of affiliated or associated persons that has acquired Beneficial Ownership of 4.9% or more of the Common Stock then outstanding. However, a person shall not be deemed to be an Acquiring Person if such person was, at the time of the first public announcement of the Rights Agreement, a Beneficial Owner of 4.9% or more of the Common Stock then outstanding (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder increases its Beneficial Ownership of the Common Stock to an amount equal to or greater than the sum of (i) the lowest Beneficial Ownership of the Common Stock of such Grandfathered Stockholder as a percentage of the Common Stock then outstanding as of any date on or after the date of the public announcement of the Rights Agreement plus (ii) 0.50%, then such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder unless, upon such acquisition, such person is not the Beneficial Owner of 4.9% or more of the Common Stock then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder.

In general, under the Rights Agreement, a person, entity or group shall be deemed the “Beneficial Owner” of and shall be deemed to have “Beneficial Ownership” of, any securities which such person, entity or group (i) would be deemed to actually or constructively own for purposes of Section 382 and the regulations promulgated thereunder, (ii) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, (iii) has the right to acquire or vote pursuant to any agreement, arrangement or understanding (except under limited circumstances), (iv) which are directly or indirectly beneficially owned by any other person with whom such person, entity or group is acting in concert or (v) in respect of which such person, entity or group has a derivative contract.

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Proposal 4: Approval of the Rights Agreement

Flip-in Event. If any person becomes an Acquiring Person, proper provision shall be made so that each holder of Rights, other than Rights beneficially owned by an Acquiring Person (which will thereafter be null and void), will thereafter have the right to receive, upon exercise thereof, that number shares of Common Stock having a market value equal to two times the Purchase Price. If the Board so elects, the Company shall deliver, upon payment of the Purchase Price, an amount of cash or securities equivalent in value to the number of shares of Common Stock issuable upon exercise of a Right.

Flip-over Event. If, at any time after a person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then-current purchase price of the Right, that number of shares of Common Stock of the acquiring company which at the time of such transaction will have a market value equal to two times the Purchase Price.

Exchange. At any time after any person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the Common Stock then outstanding, the Board may exchange the Rights (other than Rights owned by an Acquiring Person, which shall have become void), at an exchange ratio of one share of Common Stock per Right (subject to adjustment). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

Expiration. The Rights will expire on the earlier of (i) the close of business on January 22, 2021, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, and (iv) if the Rights Agreement has not been approved by the stockholders prior to the conclusion of the Annual Meeting, the close of business on such date (the earliest of such dates, the “Expiration Date”). As such, the Company is soliciting stockholder approval of the Rights Agreement.

Redemption. At any time prior to the time any person becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment. The terms of the Rights may be amended by the Board without the consent of the holders of the Rights. Prior to the Distribution Date, the Board intends to amend the Rights Agreement from time to time in connection with any Board-approved financing or capital raising transaction, as necessary in order to prevent any investor in such transaction from being deemed an Acquiring Person under the terms of the Rights Agreement. However, from and after such time as any person becomes an Acquiring Person, the Rights Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than Rights which have become null and void).

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Proposal 4: Approval of the Rights Agreement

Certain Considerations Related to the Rights Agreement

The Board believes that the Rights Agreement may help preserve the Company’s ability to use its NOLs to reduce future tax liabilities and that the Rights Agreement is in the Company’s and the stockholders’ best interests. However, the possibility of an ownership change cannot be eliminated and the Board cannot guarantee that an ownership change will not occur - even if the Rights Agreement is in place. Please also consider the items discussed below when voting on this Proposal 4.

The IRS could challenge the amount of the Company’s NOLs or claim that the Company experienced an ownership change, which could reduce the amount of NOLs that the Company could use or eliminate the Company’s ability to use NOLs altogether.

The Internal Revenue Service (the “IRS”) has not audited or otherwise validated the amount of the Company’s NOLs. The IRS could challenge the amount of the Company’s NOLs, which could limit the Company’s ability to use NOLs to reduce future tax liabilities. In addition, the complex provisions of Sections 382 and the limited knowledge that any public company has about the ownership of its publicly traded stock can make it difficult for the Company and its advisors to determine whether an ownership change has occurred. Therefore, the Board cannot assure you that the IRS will not claim that the Company has experienced an ownership change and attempt to reduce or eliminate the benefits associated with the Company’s NOLs - even if the Rights Agreement is in place.

Congress or the IRS could change Section 382 and/or the regulations promulgated thereunder.

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The Tax Act will affect the Company’s ability to use NOLs generated in taxable years beginning after December 31, 2017, to offset the Company’s income tax obligations. Other potential future legislation, or the modification or promulgation of treasury regulations by the IRS, could change the provisions of Section 382 and/or other applicable provisions of the Code and treasury regulations in a manner that would limit the Company’s ability to utilize its NOLs. Therefore, the Board cannot assure you that tax laws and applicable treasury regulations will not change in a manner that could reduce or eliminate the benefits associated with the Company’s NOLs - even if the Rights Agreement is in place.

The Company still faces a continued risk of an ownership change.

Although the Rights Agreement is intended to reduce the likelihood of an ownership change, the Rights Agreement cannot prevent transfers of the Company’s stock that could result in an ownership change. Accordingly, the Board cannot guarantee you that the Rights Agreement will prevent or even reduce the risk of an ownership change.

The Rights Agreement could impact on the value of the Common Stock.

If investors object to holding the Common Stock subject to the terms of the Rights Agreement, the Rights Agreement could depress the value of the Common Stock by an amount that could more than offset any value preserved by protecting the Company’s NOLs.

Potential anti-takeover effects.

While intended to reduce the risk of an ownership change, the Rights Agreement could have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that becomes an Acquiring Person. Accordingly, the Rights may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of the Common Stock or other Company securities. However, the Rights should not interfere with any merger, change in control or other business combination approved by the Board.

This summary of the Rights Agreement is qualified in its entirety by the full text of the Rights Agreement.

The foregoing description of the terms of the Rights Agreement summarizes only the material terms of the Rights Agreement, does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is attached as Appendix C to this Proxy Statement.

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Proposal 4: Approval of the Rights Agreement

Recommendation and Vote Required

Assuming that a quorum is present, the approval of the Rights Agreement will require the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes AGAINST Proposal 4. Broker non-votes will not have any effect on Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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Proposal 5: Advisory Vote to Approve the Compensation of our Named Executive Officers

PROPOSAL 5: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution on our executive compensation as reported in this Proxy Statement.

In making decisions with respect to compensation for our executive officers, the Compensation Committee is guided by a pay-for-performance philosophy. The Compensation Committee believes that a significant portion of each executive’s total compensation opportunity should vary with achievement of the Company’s annual and long-term financial, operational and strategic goals. In designing the compensation program for our executive officers, the Compensation Committee seeks to achieve the following key objectives:

Motivate Executives. The compensation program should encourage our executive officers to achieve the Company’s annual and long-term goals.

Align Interests with Stockholders. The compensation program should align the interests of our executive officers with those of our stockholders, promoting actions that will have a positive impact on total stockholder return over the long term.

Attract and Retain Talented Executives. The compensation program should provide each executive officer with a total compensation opportunity that is market competitive. This objective is intended to ensure that we are able to attract and retain qualified executives while maintaining an appropriate cost structure for the Company.

We believe our executive compensation is structured in the manner that best serves the interests of the Company and its stockholders. We urge stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our key objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing in this Proxy Statement, which provides detailed information on the compensation of our executive officers. These sections provide a more thorough review of our compensation policies.

Accordingly, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Inseego Corp. (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this Proxy Statement.”

Effect of Proposal

The result of the say-on-pay vote is non-binding on us and our Board and Compensation Committee. As a result, the Board and Compensation Committee retain discretion to change executive compensation from time to time if they conclude that such a change would be in the best interest of the Company. No determination has been made as to what action, if any, would be taken if our stockholders fail to approve our executive compensation. However, our Board and Compensation Committee value the opinions of stockholders and will carefully consider the result of the say-on-pay vote.

We currently conduct say-on-pay votes on an annual basis, and we expect to conduct our next say-on-pay vote at our 2019 annual meeting of stockholders.

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Proposal 5: Advisory Vote to Approve the Compensation of our Named Executive Officers

We are also required to hold an advisory vote on the frequency of the Say-on-Pay Votes (the “Frequency of Say-on-Pay Vote”) at least once every six years, pursuant to Rule 14a-21(a) of the Exchange Act. We held our last Frequency of Say-on-Pay Vote at our annual meeting of stockholders in June 2017 and a majority of the votes were cast in favor of holding Say-on-Pay Votes every year. In line with the preference of our stockholders, our Board determined that it will include the Say-on-Pay Vote in our proxy materials each year until the next Frequency of Say-on-Pay Vote, which will occur no later than our 2023 annual meeting of stockholders.

Recommendation and Vote Required

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Because abstentions are counted as present for purposes of the vote on this matter but are not votes FOR this proposal, they have the same effect as votes AGAINST this proposal. Broker non-votes will not have any effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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Proposal 6: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

PROPOSAL 6: RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

The Audit Committee has appointed Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Board is asking stockholders to ratify this appointment. Although SEC regulations require the Company’s independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter to stockholders and considers a proposal for stockholders to ratify such appointment to be an opportunity for stockholders to provide input to the Audit Committee and the Board on a key corporate governance issue. In the event that our stockholders do not ratify the appointment, it will be considered as a direction to our Audit Committee to consider the selection of a different firm.

Ernst & Young LLP served as our independent registered public accounting firm for the years ended December 31, 2015 and 2014. On June 17, 2016, the Audit Committee approved the dismissal of Ernst & Young LLP as the Company’s independent registered public accounting firm.

The reports of Ernst & Young LLP for the fiscal years ended December 31, 2015 and 2014, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2015 and 2014 and the subsequent interim period through June 17, 2016, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On June 17, 2016, the Audit Committee approved the appointment of Mayer Hoffman McCann P.C. to perform independent audit services principally for the Company. During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through June 17, 2016, neither the Company nor anyone acting on its behalf consulted Mayer Hoffman McCann P.C. regarding any matters identified within Items 304(a)(2)(i) and (ii) of Regulation S-K.

The disclosures above were originally made in a Current Report on Form 8-K filed by us with the SEC on June 20, 2016 (the “Form 8-K”). We provided Ernst & Young LLP with a copy of the disclosures in the Form 8-K and requested that Ernst & Young LLP furnish us with a letter addressed to the SEC stating whether or not Ernst & Young LLP agreed with the above statements and, if not, stating the respects in which it did not agree. A copy of the letter, dated June 20, 2016, furnished by Ernst & Young LLP in response to that request, was filed as Exhibit 16.1 to the Form 8-K. We also provided Ernst & Young LLP with a copy of these Proxy Statement disclosures in advance of filing the Proxy Statement with the SEC, and they confirmed their agreement with the statements concerning them.

Representatives of Mayer Hoffman McCann P.C. are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to answer questions.

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Proposal 6: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

The following table sets forth fees for audit services rendered by Mayer Hoffman McCann P.C. for the audit of our consolidated financial statements for 2017 and 2016, and fees for other services rendered by Mayer Hoffman McCann P.C. and Ernst & Young LLP during those respective years.

	2017	2016
Audit Fees(1)	$863,005	$1,218,221
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$863,005	$1,218,221

(1)	Audit fees consist principally of fees for the audits of our annual consolidated financial statements and internal control over financial reporting, review of our interim consolidated financial statements, comfort letter and consent work performed by Mayer Hoffman McCann P.C. and Ernst & Young LLP. Of the audit fees for the year ended December 31, 2017, a total of $40,000 was attributable to Ernst & Young LLP and a total of $823,005 was attributable to Mayer Hoffman McCann P.C. Of the audit fees for the year ended December 31, 2016, a total of $298,582 was attributable to Ernst & Young LLP and a total of $919,639 was attributable to Mayer Hoffman McCann P.C. Mayer Hoffman McCann P.C. leases substantially all of its personnel, who work under the control of Mayer Hoffman McCann P.C. shareholders, from wholly-owned subsidiaries of CBIZ, Inc., including CBIZ MHM, LLC, in an alternative practice structure.

Pre-Approval Policies and Procedures

The Audit Committee annually reviews and pre-approves certain audit and non-audit services that may be provided by our independent registered public accounting firm and establishes and pre-approves the aggregate fee level for these services. Any proposed services that would cause us to exceed the pre-approved aggregate fee amount must be pre-approved by the Audit Committee. All audit and non-audit services of Mayer Hoffman McCann P.C. and Ernst & Young LLP for 2016 and 2017 were pre-approved by the Audit Committee.

Recommendation and Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Mayer Hoffman McCann P.C. Abstentions will have the same effect as votes AGAINST this proposal. The ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, is considered a routine matter under applicable rules. A broker, dealer, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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Report of the Audit Committee

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility to oversee management’s implementation of the Company’s financial reporting process. The Audit Committee Charter can be viewed on the Company’s website at www.inseego.com and is available in print upon request. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2017 Annual Report on Form 10-K with the Company’s management and its independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and internal control over financial reporting. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee met with the independent registered public accounting firm and discussed issues deemed significant by the accounting firm, and the Audit Committee has discussed with the independent auditors the matters required to be discussed pursuant to Auditing Standard No. 1301, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company and its management; received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and considered whether the provision of non-audit services was compatible with maintaining the accounting firm’s independence.

In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

AUDIT COMMITTEE Jeffrey Tuder, Chair Robert Pons Mark Licht

The foregoing Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference.

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Section 16 (a) Beneficial Ownership Reporting Compliance

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. These reporting persons are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were complied with during the 2017 fiscal year, except that one Form 4 for each of Mr. Mondor, United Teacher Associates Insurance Co. and Continental General Insurance Co. were filed late.

Stockholder Proposals

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in 2019 Proxy Statement. In order to be included in our proxy materials for our 2019 annual meeting of stockholders, a stockholder proposal or information about a proposed director candidate must be timely received in writing by the Company at Inseego Corp., Attention: Secretary, 9605 Scranton Road, Suite 300, San Diego, California 92121, by February 1, 2019, and otherwise comply with all requirements of the SEC, the General Corporation Law of Delaware and the Bylaws.

Stockholder Proposals to be presented at the 2019 Annual Meeting of Stockholders. If you do not wish to submit a proposal or information about a proposed director candidate for inclusion in next year’s proxy materials, but instead wish to present it directly at the 2019 annual meeting of stockholders, you must give timely written notice of the proposal to our Secretary. To be timely, the notice must be received no earlier than March 15, 2019 and no later than April 14, 2019. The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by our Bylaws, a copy of which is available upon request from our Secretary at the above address.

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Miscellaneous and Other Matters

MISCELLANEOUS AND OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors,

Dan Mondor

President and Chief Executive Officer

San Diego, California

May 30, 2018

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES ONLINE, BY TELEPHONE OR, IF YOU REQUESTED PRINTED COPIES OF THESE MATERIALS, BY SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

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APPENDIX A

INSEEGO CORP.

2018 Omnibus Incentive Compensation Plan

1.            Purpose. Inseego Corp. hereby amends and restates the Inseego Corp. 2009 Omnibus Incentive Compensation Plan into this Inseego Corp. 2018 Omnibus Incentive Compensation Plan. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering directors, officers, employees and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

2.            Definitions. As used in the Plan,

(a)          “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries owns not less than 50 percent of such entity.

(b)           “Aggregate Share Limit” means the aggregate maximum number of shares available under the Plan pursuant to Section 3(a)(i) of the Plan.

(c)           “Annual Incentive Award” means a cash award granted pursuant to Section 8 of the Plan, where such award is based on Management Objectives and a Performance Period of one year or less.

(d)          “Appreciation Right” means a right granted pursuant to Section 5 of the Plan.

(e)          “Award” means any Annual Incentive Award, Option Right, Restricted Stock, Restricted Stock Unit, Appreciation Right, Performance Share, Performance Unit or Other Award granted pursuant to the terms of the Plan.

(f)          “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

(g)          “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(h)          “Board” means the Board of Directors of Inseego, as constituted from time to time.

(i)          “Change in Control” means, except as may otherwise be provided in an Evidence of Award or in a Participant’s written employment agreement, change-in-control agreement, severance agreement, or other similar written agreement or arrangement that expressly provides that such definition applies with respect to this Plan, the first to occur of the following events:

(i)              any Person is or becomes the Beneficial Owner of 50 percent or more of the combined voting power of the then-outstanding Voting Stock of Inseego; provided, however , that:

  (1)          the following acquisitions will not constitute a Change in Control: (A) any acquisition of Voting Stock of Inseego directly from Inseego that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of Inseego by the Company, (C) any acquisition of Voting Stock of Inseego by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company, and (D) any acquisition of Voting Stock of Inseego by any Person pursuant to a Business Transaction (as defined below) that complies with clauses (A), (B) and (C) of Section 2(i)(iii) below;

  (2)          if any Person is or becomes the Beneficial Owner of 50 percent or more of the combined voting power of the then-outstanding Voting Stock of Inseego as a result of a transaction described in clause (A) of Section 2(i)(i)(1) above and such Person thereafter becomes the Beneficial Owner of any additional shares of Voting Stock of Inseego representing one percent or more of the then-outstanding Voting Stock of Inseego, other than in an acquisition directly from Inseego that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by Inseego in which all holders of Voting Stock are treated equally, such subsequent acquisition will be treated as a Change in Control;

  (3)          a Change in Control will not be deemed to have occurred if a Person is or becomes the Beneficial Owner of 50 percent or more of the Voting Stock of Inseego as a result of a reduction in the number of shares of Voting Stock of Inseego outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the Beneficial Owner of any additional shares of Voting Stock of Inseego representing one percent or more of the then-outstanding Voting Stock of Inseego, other than as a result of a stock dividend, stock split or similar transaction effected by Inseego in which all holders of Voting Stock are treated equally; and

  (4)          if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired Beneficial Ownership of 50 percent or more of the Voting Stock of Inseego inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Directors a sufficient number of shares so that such Person has Beneficial Ownership of less than 50 percent of the Voting Stock of Inseego, then no Change in Control will have occurred as a result of such Person’s acquisition; or

(ii)             a majority of the Board ceases to be comprised of Incumbent Directors; or

(iii)            the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of Inseego or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), unless, in each case, immediately following such Business Transaction (A) the Voting Stock of Inseego outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 50 percent of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns Inseego or all or substantially all of Inseego’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Transaction, of the Voting Stock of Inseego, (B) no Person (other than Inseego, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Transaction) has Beneficial Ownership, directly or indirectly, of 50 percent or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

(iv)            Inseego implements a plan for liquidation or dissolution of Inseego, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of Section 2(i)(iii).

(j)          “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as such law and regulations may be amended from time to time.

(k)          “Committee” means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 12) to administer the Plan.

(l)          “Company” means, collectively, Inseego and its Subsidiaries.

(m)         “Consultant” means an individual who performs bona fide services to the Company or an Affiliate, other than as an Employee or Director.

(n)          “Date of Grant” means the date specified by the Board on which a grant of an Award will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

(o)          “Director” means a member of the Board of Directors of Inseego.

(p)          “Employee” means an individual who is an employee of the Company or an Affiliate.

(q)          “Evidence of Award” means an agreement, certificate, resolution, notification or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the Awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of Inseego and, unless otherwise determined by the Board, need not be signed by a representative of Inseego or a Participant.

(r)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(s)          “GAAP” means accounting principles generally accepted in the United States of America as in effect from time to time.

(t)          “Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(u)          “Incumbent Directors” means the individuals who, as of the date this amended and restated plan was adopted by the Board, are Directors of Inseego and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by Inseego’s stockholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of Inseego in which such person is named as a nominee for Director, without objection to such nomination); provided, however, that an individual will not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(v)           “Inseego” means Inseego Corp., a Delaware corporation, and any successors thereto.

(w)          “Management Objectives” means the performance objective or objectives established pursuant to the Plan for Participants who have received grants of Annual Incentive Awards, Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or Other Awards pursuant to the Plan. Management Objectives may be described in terms of Inseego-wide objectives or objectives that are related to the performance of the individual Participant or a Subsidiary, division, business unit, region or function within Inseego or any Subsidiary. The Management Objectives may be made relative to the performance of other companies. The Management Objectives may be based on any criteria selected by the Board.

At the Board’s discretion, any Management Objective may be measured before special items, and may or may not be determined in accordance with GAAP. The Board shall have the authority to make equitable adjustments to the Management Objectives (and to the related minimum, target and maximum levels of achievement or performance) as follows: in recognition of unusual or non-recurring events affecting Inseego or any Subsidiary or Affiliate or the financial statements of Inseego or any Subsidiary or Affiliate; in response to changes in applicable laws or regulations; to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles; or in recognition of any events or circumstances (including, without limitation, changes in the business, operations, corporate or capital structure of the Company or the manner in which it conducts its business) that render the Management Objectives unsuitable, as determined by the Board in its sole discretion.

(x)          “Market Value Per Share” means as of any particular date the closing sale price of a Share as reported on the Nasdaq Stock Market or, if not listed on such exchange, on any other national securities exchange on which the Shares are listed. If the Shares are not traded as of any given date, the Market Value Per Share means the closing price for the Shares on the principal exchange on which the Shares are traded for the immediately preceding date on which the Shares were traded. If there is no regular public trading market for the Shares, the Market Value Per Share of the Shares shall be the fair market value of the Shares as determined in good faith by the Board. The Board is authorized to adopt another fair market value pricing method, provided such method is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(y)          “Option Price” means the purchase price payable on exercise of an Option Right.

(z)          “Option Right” means the right to purchase Shares upon exercise of an option granted pursuant to Section 4 of the Plan.

(aa)          “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(bb)          “Other Award” means an Award granted pursuant to Section 9 of the Plan.

(cc)         “Participant” means a person who is selected by the Board to receive Awards under the Plan and who is or is expected to become an Employee, Director, or Consultant.

(dd)         “Performance Period” means, in respect of an Award, a period of time within which the Management Objectives relating to such Award are to be achieved, as determined by the Board in its sole discretion. The Board may establish different Performance Periods for different Participants, and the Board may establish concurrent or overlapping Performance Periods.

(ee)         “Performance Share” means an Award under the Plan equivalent to the right to receive one Share awarded pursuant to Section 8 of the Plan.

(ff)         “Performance Unit” means a unit awarded pursuant to Section 8 of the Plan that is equivalent to $1.00 or such other value as is determined by the Board.

(gg)         “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act or any successor provision thereto, as modified and used in Sections 13(d) and 14(d) thereof and the rules thereunder.

(hh)         “Plan” means this Inseego Corp. 2018 Omnibus Incentive Compensation Plan, as amended.

(ii)          “Restricted Stock” means Shares granted pursuant to Section 6 of the Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(jj)          “Restricted Stock Unit” means an Award made pursuant to Section 7 of the Plan.

(kk)        “Restriction Period” means the period of time during which Restricted Stock or Restricted Stock Units may be subject to restrictions, as provided in Section 6 and Section 7 of the Plan.

(ll)          “Secondary Committee” means one or more senior officers of Inseego (who need not be members of the Board), acting as a committee established by the Board pursuant to Section 12(b) of the Plan, subject to such conditions and limitations as the Board shall prescribe.

(mm)        “Shares” means the shares of common stock, par value $0.001 per share, of Inseego or any security into which such Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of the Plan.

(nn)          “Spread” means the excess of the Market Value Per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Appreciation Right, respectively.

(oo)          “Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by Inseego; except that, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time Inseego owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(pp)          “Voting Stock” means securities entitled to vote generally in the election of directors.

(qq)          “10% Shareholder” means a Person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

3.             Shares Available Under the Plan.

(a)           Maximum Shares Available Under Plan.

(i)              Subject to adjustment as provided in Section 11 of the Plan, the maximum number of Shares that may be issued (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment or settlement of Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment or settlement of Restricted Stock Units, (D) in payment or settlement of Performance Shares or Performance Units that have been earned, (E) in payment or settlement of Other Awards, or (F) in payment of dividend equivalents paid with respect to Awards made under the Plan, in the aggregate will not exceed 18,200,000 Shares (the “Aggregate Share Limit”), which includes all shares previously authorized under the Plan immediately prior to this amendment and restatement of the Plan, plus an additional 3,200,000 Shares.

(ii)          Shares that are issued in connection with inducement grants pursuant to Nasdaq Listing Rule 5635 and Shares issued under any plan assumed by Inseego in any corporate transaction will not count against the Aggregate Share Limit. Shares covered by an Award granted under the Plan shall not be counted against the Aggregate Share Limit unless and until they are actually issued and delivered to a Participant and, therefore, the total number of Shares available under the Plan as of a given date shall not be reduced by any Shares relating to prior Awards that have expired or have been forfeited or cancelled or terminated for any other reason other than being exercised or settled, and to the extent of payment in cash of the benefit provided by any Award granted under the Plan, any Shares that were covered by that Award will be available for issue or transfer hereunder. In addition, upon the full or partial payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of tax withholding provisions in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued under this Plan only the net number of Shares actually issued by the Company.

(iii)          Subject to adjustment as provided in Section 11 of the Plan, the aggregate number of Shares actually issued by the Company upon the exercise of Incentive Stock Options will not exceed 7,000,000 Shares.

4.            Option Rights. The Board may, from time to time, authorize the granting to Participants of Option Rights upon such terms and conditions consistent with the following provisions as it may determine:

(a)          Each grant will specify the number of Shares to which it pertains subject to the limitations set forth in Section 3 of the Plan.

(b)          Each grant will specify an Option Price per share, which may not be less than (i) the Market Value Per Share on the Date of Grant or (ii) if the Person to whom an Incentive Stock Option is granted is a 10% Shareholder on the Date of Grant, 110% of the Market Value Per Share on the Date of Grant. However, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code or if the Award is designated as a “Section 409A Award” and has either a fixed exercise date or a fixed delivery date.

(c)          Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to Inseego or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to Inseego of Shares owned by the Optionee (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, (iii) by withholding by Inseego from the Shares otherwise deliverable to the Optionee upon the exercise of such Option Rights, a number of Shares having a value at the time of exercise equal to the total Option Price, (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Board.

(d)          To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to Inseego of some or all of the Shares to which such exercise relates.

(e)          Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)          Each grant will specify the period or periods of continuous service by the Optionee with Inseego or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable.

(g)          Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)          Option Rights granted under the Plan may be (i) Incentive Stock Options, (ii) options that are not intended to qualify as Incentive Stock Options, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who are “employees” (under Section 3401(c) of the Code) of Inseego or a subsidiary of Inseego (under Section 424 of the Code). Any Option Right designated as an Incentive Stock Option will not be an Incentive Stock Option to the extent the Option Right fails to meet the requirements of Section 422 of the Code. Each grant will specify whether the Option Right is an Incentive Stock Option or an option that is not intended to qualify as an Incentive Stock Option.

(i)          The Board may substitute, without receiving Participant permission, Appreciation Rights payable only in Shares (or Appreciation Rights payable in Shares or cash, or a combination of both, at the Board’s discretion) for outstanding Option Rights; provided , however , that the terms of the substituted Appreciation Rights are substantially the same as the terms for the Option Rights at the date of substitution and the difference between the Market Value Per Share of the underlying Shares and the Base Price of the Appreciation Rights is equivalent to the difference between the Market Value Per Share of the underlying Shares and the Option Price of the Option Rights. If the Board determines, based upon advice from Inseego’s accountants, that this provision creates adverse accounting consequences for Inseego, it shall be considered null and void.

(j)          No Option Right will be exercisable more than 10 years from the Date of Grant; provided, however, that with respect to Incentive Stock Options issued to 10% Shareholders, the term of each such Option Right shall not exceed five (5) years from the date it is granted.

(k)          No grant of Option Rights may provide for dividends, dividend equivalents or other similar distributions to be paid on such Option Rights.

(l)           No Option Right shall include terms entitling the Participant to a grant of Option Rights or Appreciation Rights on exercise of the Option Right.

5.            Appreciation Rights. The Board may, from time to time, authorize the granting to any Participant of Appreciation Rights upon such terms and conditions consistent with the following provisions as it may determine:

(a)          An Appreciation Right will be a right of the Participant to receive from Inseego an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b)          Each grant will specify the Base Price, which may not be less than the Market Value Per Share on the Date of Grant.

(c)          Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by Inseego in cash, in Shares or in any combination thereof and may retain for the Board the right to elect among those alternatives.

(d)          Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(e)          Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(f)           Each grant will specify the period or periods of continuous service by the Participant with Inseego or any Subsidiary that is necessary before such Appreciation Right or installments thereof will become exercisable.

(g)          Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(h)          Successive grants may be made to the same Participant regardless of whether any Appreciation Rights previously granted to the Participant remain unexercised.

(i)           No Appreciation Right granted under the Plan may be exercised more than 10 years from the Date of Grant.

(j)           No grant of Appreciation Rights may provide for dividends, dividend equivalents or other similar distributions to be paid on such Appreciation Rights.

(k)          No Appreciation Right shall include terms entitling the Participant to a grant of Option Rights or Appreciation Rights on exercise of the Appreciation Right.

6.            Restricted Stock. The Board may, from time to time, authorize the granting of Restricted Stock to Participants upon such terms and conditions consistent with the following provisions as it may determine:

(a)          Each such grant will constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but such rights shall be subject to such restrictions and the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may determine.

(b)          Each such grant may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value Per Share at the Date of Grant.

(c)          Each such grant will provide that the Restricted Stock covered by such grant that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a Restriction Period to be determined by the Board at the Date of Grant or upon achievement of Management Objectives referred to in subparagraph (e) below.

(d)          Each such grant will provide that during, and may provide that after, the Restriction Period, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in Inseego or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)          Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock.

(f)          Notwithstanding anything to the contrary contained in the Plan, any grant of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control.

(g)          Any such grant of Restricted Stock may require that any or all dividends or other distributions paid thereon during the Restriction Period be automatically deferred and reinvested in additional shares of Restricted Stock or paid in cash, which may be subject to the same restrictions as the underlying Award; provided, however, that dividends or other distributions on Restricted Stock subject to Management Objectives shall be deferred and paid in cash upon the achievement of the applicable Management Objectives and the lapse of all restrictions on such Restricted Stock.

(h)          Unless otherwise directed by the Board, (i) all certificates representing shares of Restricted Stock will be held in custody by Inseego until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares, or (ii) all shares of Restricted Stock will be held at Inseego’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

7.            Restricted Stock Units. The Board may, from time to time, authorize the granting of Restricted Stock Units to Participants upon such terms and conditions consistent with the following provisions as it may determine:

(a)          Each such grant will constitute the agreement by Inseego to deliver Shares or cash to the Participant in the future in consideration of the performance of services, but subject to such restrictions and the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify.

(b)          Each such grant may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value Per Share at the Date of Grant.

(c)          Notwithstanding anything to the contrary contained in the Plan, any grant of Restricted Stock Units may provide for the earlier lapse or modification of the Restriction Period in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control

(d)          During the Restriction Period, the Participant will have no right to transfer any rights under his or her Award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board may at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current, deferred or contingent basis either in cash, additional Restricted Stock Units or in additional Shares; provided , however , that dividend equivalents on Restricted Stock Units subject to Management Objectives shall be deferred and paid in cash upon the achievement of the applicable Management Objectives and the lapse of all restrictions on such Restricted Stock Units.

(e)          Each grant of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned.

8.            Annual Incentive Awards, Performance Shares and Performance Units. The Board may, from time to time, authorize the granting of Annual Incentive Awards, Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period, upon such terms and conditions consistent with the following provisions as it may determine:

(a)          Each grant will specify either the number of shares, or amount of cash, payable with respect to Annual Incentive Awards, Performance Shares or Performance Units to which it pertains, which number or amount payable may be subject to adjustment to reflect changes in compensation or other factors.

(b)          The Performance Period with respect to each Annual Incentive Award, Performance Share or Performance Unit will be such period of time (not less than one year in the case of each Performance Share and Performance Unit), as will be determined by the Board at the time of grant, which Performance Period may be subject to earlier lapse or other modification in the event of the retirement, death or disability, or other termination of employment of a Participant, or a Change in Control.

(c)          Any grant of Annual Incentive Awards, Performance Shares or Performance Units will specify Management Objectives that, if achieved, will result in payment or early payment of the Award and may set forth a formula for determining the number of Shares, or amount of cash, payable with respect to Annual Incentive Awards, Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels.

(d)          Each grant will specify the time and manner of payment of Annual Incentive Awards, Performance Shares or Performance Units that have been earned. Any grant of Performance Shares or Performance Units may specify that the amount payable with respect thereto may be paid by Inseego in cash, in Shares or in any combination thereof and will retain in the Board the right to elect among those alternatives.

(e)          Any grant of Annual Incentive Awards, Performance Shares or Performance Units may specify that the amount payable or the number of Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

(f)          The Board may at the Date of Grant of Performance Shares provide for the payment of dividend equivalents to the holder thereof on either a current, deferred or contingent basis, either in cash or in additional Shares; provided, however, that dividend equivalents on Performance Shares shall be deferred and paid in cash upon the achievement of the applicable Management Objectives.

9.            Other Awards.

(a)          The Board may, subject to limitations under applicable law, grant to any Participant such Other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, awards consisting of securities or other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, Affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of specified Subsidiaries or Affiliates or other business units of Inseego. The Board shall determine the terms and conditions of such awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 9 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Shares, Other Awards, notes or other property, as the Board shall determine.

(b)          Except as otherwise provided in Section 15(b), cash Awards, as independent Awards or as an element of or supplement to any other Award granted under the Plan, may also be granted pursuant to this Section 9.

(c)          The Board may grant Shares as a bonus, or may grant other Awards in lieu of obligations of Inseego or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board in a manner that complies with Section 409A of the Code.

10.          Transferability.

(a)          Except as otherwise determined by the Board, no Awards granted under the Plan and no rights under any such Awards shall be assignable, alienable, saleable, or transferable by the Participant except by will or the laws of descent and distribution, and in no event shall any such Award granted under the Plan be transferred for value. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

(b)          The Board may specify at the Date of Grant that part or all of the Shares that are to be issued by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock or Restricted Stock Units or upon payment under any grant of Performance Shares, Performance Units or Other Awards will be subject to further restrictions on transfer.

11.          Adjustments. The Board shall make or provide for such adjustments in the number of Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Shares covered by Other Awards, in the Option Price and Base Price provided in outstanding Option Rights or Appreciation Rights, and in the kind of Shares covered thereby, as the Board, in its sole discretion, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board, in its discretion, may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Board shall also make or provide for such adjustments in the number of Shares specified in Section 3 of the Plan as the Board in its sole discretion, may determine is appropriate to reflect any transaction or event described in this Section 11; provided , however , that any such adjustment to the number specified in Section 3(a)(iii) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

12.          Administration of the Plan.

(a)          The Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under the Plan to the Committee. To the extent of any such delegation, references in the Plan to the Board will be deemed to be references to such Committee. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Committee.

(b)          To the extent permitted by applicable law, including any rule of the Nasdaq Stock Market, the Board or Committee may delegate its duties under the Plan to a Secondary Committee, subject to such conditions and limitations as the Board or Committee shall prescribe; provided, however, that: (i) only the Board or Committee may grant an Award to a Participant who is subject to Section 16 of the Exchange Act; and (ii) the Secondary Committee shall report periodically to the Board or the Committee, as the case may be, regarding the nature and scope of the Awards granted pursuant to the authority delegated. To the extent of any such delegation, references or deemed references in the Plan to the Committee will be deemed to be references to such Secondary Committee. A majority of the Secondary Committee will constitute a quorum, and the action of the members of the Secondary Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Secondary Committee.

(c)          The Board shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Evidence of Award or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Board may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Evidence of Award, and, subject to Sections 15 and 18, adopting modifications and amendments to this Plan or any Evidence of Award, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which Inseego, its Affiliates, and/or its Subsidiaries operate. The grant of any Award that specifies Management Objectives that must be achieved before such Award can be earned or paid will specify that, before such Award will be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d)          The interpretation and construction by the Board of any provision of this Plan or of any Evidence of Award or other agreement or document ancillary to or in connection with this Plan and any determination by the Board pursuant to any provision of the Plan or of any such Evidence of Award or other agreement or document ancillary to or in connection with this Plan will be final and conclusive. No member of the Board will be liable for any such action or determination made in good faith.

(e)          Any Participant who believes he or she is being denied any benefit or right under the Plan or under any Award or Evidence of Award may file a written claim with the Committee. Any claim must be delivered to the Committee within six month of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, generally will notify the Participant of its decision in writing as soon as administratively practicable. Claims shall be deemed denied if the Committee does not respond in writing within 180 days of the date the written claim is delivered to the Committee. The Committee’s decision is final and conclusive and binding on all Persons. No lawsuit or arbitration relating to the Plan may be filed or commenced before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

13.           Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under the Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by Inseego or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan (including without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of Inseego may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of Inseego.

14.           Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other Person under the Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other Person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such Shares having a value that shall not exceed the statutory maximum amount permitted to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, or the Company may require the Participant, to satisfy the obligation, in whole or in part, by electing to have withheld, from the Shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld, or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the Market Value Per Share of such Shares on the date the benefit is to be included in Participant’s income. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Option Rights.

15.           Amendments, Etc.

(a)          The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that if an amendment to the Plan must be approved by the stockholders of Inseego in order to comply with applicable law or the rules of the Nasdaq Stock Market or, if the Shares are not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Shares are traded or quoted, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

(b)          Except in connection with a corporate transaction or event described in Section 11 of the Plan, the terms of outstanding Awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, and no outstanding Option Rights or Appreciation Rights may be cancelled in exchange for other Awards, or cancelled in exchange for Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, or cancelled in exchange for cash, without stockholder approval. This Section 15(b) is intended to prohibit (without stockholder approval) the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of the Plan. Notwithstanding any provision of the Plan to the contrary, this Section 15(b) may not be amended without approval by Inseego’s stockholders.

(c)          If permitted by Section 409A of the Code, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Annual Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any Other Awards subject to any vesting schedule or transfer restriction, or who holds Shares subject to any transfer restriction imposed pursuant to Section 10(b) of the Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or Other Award may be exercised or the time when such Restriction Period will end or the time at which such Annual Incentive Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such Award.

(d)          Subject to Section 16(d) of the Plan, the Board may amend the terms of any Award theretofore granted under the Plan prospectively or retroactively, but subject to Section 11 of the Plan, no such amendment shall impair the rights of any Participant without his or her consent, except as necessary to comply with changes in law or accounting rules applicable to Inseego. The Board may, in its discretion, terminate the Plan at any time.

Termination of the Plan will not affect the rights of Participants or their successors under any Awards outstanding hereunder on the date of termination.

16.           Compliance with the Code.

(a)          To the extent applicable, it is intended that the Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A of the Code do not apply to the Participants. The Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)          Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Affiliates.

(c)          If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by Inseego from time to time) and (ii) Inseego shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then Inseego shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the tenth business day of the month after such six-month period.

(d)          Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of the Code, Inseego reserves the right to make amendments to the Plan and grants hereunder as Inseego deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code, or adverse tax consequences under another Code provision, without Participant consent. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and grants hereunder (including any taxes, penalties, and interest under Section 409A of the Code or another Code provision), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant nor anyone other than a Participant, including a Participant’s estate or beneficiaries, harmless from any or all of such taxes or penalties.

17.           Governing Law. The Plan and all grants and Awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware, without regard to principles of conflicts of laws.

18.           Effective Date/Termination. The Plan originally became effective as of June 18, 2009. This amendment and restatement was adopted by the Board on May 11, 2018 and will become effective as of the date of shareholder approval, if ever. No grant will be made under the Plan more than 10 years after May 11, 2018, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the Evidence of Award conveying such grants and of the Plan.

19.           Miscellaneous.

(a)          Each grant of an Award will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with the Plan, as the Board may approve.

(b)          Inseego will not be required to issue any fractional Shares pursuant to the Plan. The Board may provide for the elimination of fractional Shares or for the settlement of fractional Shares in cash.

(c)          The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with Inseego or any Subsidiary or Affiliate, nor will it interfere in any way with any right Inseego or any Subsidiary or Affiliate would otherwise have to terminate such Participant’s employment or other service at any time.

(d)          No person shall have any claim to be granted any Award under the Plan. Without limiting the generality of the foregoing, the fact that a target Award is established for the job value or level for an Employee shall not entitle any Employee to an Award hereunder. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by any Award until the date as of which he or she is actually recorded as the holder of such Shares upon the stock records of the Company.

(e)          Determinations by the Board or the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and Awards under the Plan, whether or not such persons are similarly situated.

(f)          To the extent that any provision of the Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of the Plan.

(g)          No Award under the Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

(h)          Absence or leave approved by a duly constituted officer of Inseego or any of its Subsidiaries shall not be considered interruption or termination of service of any Employee for any purposes of the Plan or Awards granted hereunder.

(i)          The Board may condition the grant of any Award or combination of Awards authorized under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by Inseego or a Subsidiary to the Participant.

(j)          If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(k)          Any Evidence of Award may: (i) provide for recoupment by the Company of all or any portion of an Award upon such terms and conditions as the Board or Committee may specify in such Evidence of Award; or (ii) include restrictive covenants, including, without limitation, non-competition, non-disparagement and confidentiality conditions or restrictions, that the Participant must comply with during employment by or service to the Company and/or within a specified period after termination as a condition to the Participant’s receipt or retention of all or any portion of an Award. This Section 19(k) shall not be the Company’s exclusive remedy with respect to such matters. This Section 19(k) shall not apply after a Change in Control, unless otherwise specifically provided in the Evidence of Award.

APPENDIX B

AMENDED AND RESTATED

INSEEGO CORP.

2000 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1

PURPOSE

Inseego Corp. hereby amends and restates the Novatel Wireless, Inc. 2000 Employee Stock Purchase Plan into this Inseego Corp. 2000 Employee Stock Purchase Plan, in order to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423(b) of the Code.

SECTION 2

DEFINITIONS

2.1          “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

2.2          “Board” means the Board of Directors of the Company.

2.3          “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

2.4          “Committee” shall mean the committee appointed by the Board to administer the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the effective date of the Plan, the Committee shall be the Compensation Committee of the Board.

2.5          “Common Stock” means the common stock of the Company.

2.6          “Company” means Inseego Corp., a Delaware corporation.

2.7          “Compensation” means a Participant’s regular wages. The Committee, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

2.8          “Eligible Employee” means every Employee of an Employer, except (a) any Employee who immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code), (b) to the extent that such purchase would cause such Eligible Employee to have options or rights to purchase more than $25,000 in shares of Common Stock under the Plan (and under all other employee stock purchase plans of the Company and its Subsidiaries which qualify for treatment under Section 423 of the Code) for any calendar year in which such rights are outstanding (based on share price, determined as of the date such rights are granted), or (c) as provided in the following sentence. The Committee, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that an Employee shall not be an Eligible Employee if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (2) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (3) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), or (4) is a highly compensated employee (within the meaning of Section 414(q) of the Code).

2.9          “Employee” means an individual who is a common-law employee of any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.10        “Employer” or “Employers” means any one or all of the Company, and those Subsidiaries which, with the consent of the Board, have adopted the Plan.

2.11        “Enrollment Date” means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

2.12        “Grant Date” means any date on which a Participant is granted an option under the Plan.

2.13        “Participant” means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 7 or Section 8.

2.14        “Plan” means the Inseego Corp. 2000 Employee Stock Purchase Plan, as set forth in this instrument and as hereafter amended from time to time.

2.15        “Purchase Date” means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

2.16        “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3

SHARES SUBJECT TO THE PLAN

3.1          Number Available.  972,798 shares of Common Stock are currently available for issuance pursuant to the Plan. Shares sold under the Plan may be newly issued shares or treasury shares.

3.2          Adjustments.  In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

SECTION 4

ENROLLMENT

4.1          Participation.  Each Eligible Employee may elect to become a Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such deadline as may be specified by the Committee from time to time (in its discretion and on a nondiscriminatory basis). Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expires.

4.2          Payroll Withholding.  On his or her enrollment form, each Participant must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 10%. A Participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.

SECTION 5

OPTIONS TO PURCHASE COMMON STOCK

5.1           Grant of Option.  On each Enrollment Date on which the Participant enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

5.2           Duration of Option.  Each option granted under the Plan shall expire on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 6 months of the Grant Date of such option, (b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be a Participant for any reason. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the period from the applicable Enrollment Date through the last business day prior to the immediately following Enrollment Date.

5.3           Number of Shares Subject to Option.  The number of shares available for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, provided that the maximum number of shares available for purchase by each Participant under the option shall not exceed 5,000, subject to adjustment as provided in Section 3.2.

5.4           Other Terms and Conditions.  Each option shall be subject to the following additional terms and conditions:

(a)          payment for shares purchased under the option shall be made only through payroll withholding under Section 4.2;

(b)          purchase of shares upon exercise of the option will be accomplished only in accordance with Section 6.1;

(c)          the price per share under the option will be determined as provided in Section 6.1, provided that the price per share shall not be less than the par value per share; and

(d)          the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.

SECTION 6

PURCHASE OF SHARES

6.1           Exercise of Option.  Subject to Section 6.2, on each Purchase Date, the funds then credited to each Participant’s account shall be used to purchase whole shares of Common Stock. Any cash remaining after whole shares of Common Stock have been purchased shall be carried forward in the Participant’s account for the purchase of shares on the next Purchase Date. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the lower of:

(a)          the closing price per Share on the Grant Date for such option on the NASDAQ National Market System; and

(b)          the closing price per Share on the Purchase Date on the NASDAQ National Market System.

6.2           Delivery of Shares.  As directed by the Committee in its sole discretion, shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker (if any) designated by the Committee to hold shares for the benefit of the Participants. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system.

6.3           Exhaustion of Shares.  If at any time the shares available under the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be “bottom up,” with the result that all option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole shares shall be refunded to the Participants (without interest thereon).

SECTION 7

WITHDRAWAL

7.1           Withdrawal.  A Participant may withdraw from the Plan by submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant’s payroll contributions shall cease and all amounts then credited to the Participant’s account shall be distributed to him or her (without interest thereon).

SECTION 8

CESSATION OF PARTICIPATION

8.1           Termination of Status as Eligible Employee.  A Participant shall cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant’s payroll contributions shall cease and all amounts then credited to the Participant’s account shall be distributed to him or her (without interest thereon). If a Participant is on a Company-approved leave of absence, his or her participation in the Plan shall continue for so long as he or she remains an Eligible Employee and has not withdrawn from the Plan pursuant to Section 7.1.

SECTION 9

ADMINISTRATION

9.1           Plan Administrator.  The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan.

9.2           Actions by Committee.  Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

9.3           Powers of Committee.  The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

(a)          To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options;

(b)          To determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan;

(c)          To cause an account or accounts to be maintained for each Participant;

(d)          To determine the time or times when, and the number of shares for which, options shall be granted;

(e)          To establish and revise an accounting method or formula for the Plan;

(f)          To designate a custodian or broker to receive shares purchased under the Plan and to determine the manner and form in which shares are to be delivered to the designated custodian or broker;

(g)          To determine the status and rights of Participants and their Beneficiaries or estates;

(h)          To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

(i)          To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

(j)          To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States;

(k)          To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

9.4           Decisions of Committee.  All actions, interpretations, and decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

9.5           Administrative Expenses.  All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of shares by a Participant, or the issuance of physical share certificates, shall be borne solely by the Participant.

9.6           Eligibility to Participate.  No member of the Committee who is also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

9.7           Indemnification.  Each of the Employers shall, and hereby does, indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys’ fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

SECTION 10

AMENDMENT, TERMINATION, AND DURATION

10.1           Amendment, Suspension, or Termination.  The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

10.2           Duration of the Plan.  The Plan shall commence on the date specified herein, and subject to Section 10.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect until June 18, 2024.

SECTION 11

GENERAL PROVISIONS

11.1          Participation by Subsidiaries.  One or more Subsidiaries of the Company may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board to amend the Plan, and (b) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

11.2          Inalienability.  In no event may either a Participant, a former Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant’s interest in the Plan is not transferable pursuant to a domestic relations order.

11.3          Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.4          Requirements of Law.  The granting of options and the issuance of shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as the Committee may determine are necessary or appropriate.

11.5          Compliance with Rule 16b-3.  Any transactions under this Plan with respect to officers (as defined in Rule 16a-1 promulgated under the 1934 Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

11.6          No Enlargement of Employment Rights.  Neither the establishment or maintenance of the Plan, the granting of options, the purchase of shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

11.7          Apportionment of Costs and Duties.  All acts required of the Employers under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

11.8          Construction and Applicable Law.  The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. Any provision of the Plan which is inconsistent with Section 423(b) of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423(b). The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California’s conflict of laws provisions).

11.9          Captions.  The captions contained in and the table of contents affixed to the Plan are inserted only as a matter of convenience, and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

APPENDIX C

RIGHTS AGREEMENT

Dated as of

January 22, 2018

between

INSEEGO CORP.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

- i -

RIGHTS AGREEMENT

This Rights Agreement (this “Agreement”), dated as of January 22, 2018 is between Inseego Corp., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”, which term shall include any successor Rights Agent hereunder), as Rights Agent.

WITNESSETH:

WHEREAS, (a) the Company and certain of its Subsidiaries have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Code (as hereinafter defined) and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and (c) in furtherance of such objective, the Company desires to enter into this Agreement.

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding on the Close of Business on February 2, 2018 (the “Record Date”) and has authorized the issuance of one Right with respect to each additional Common Share issued by the Company between the Record Date and the earliest of (a) the Close of Business on the Distribution Date, (b) the Redemption Date, (c) the Early Expiration Date (if applicable) and (d) the Final Expiration Date (as such terms are hereinafter defined), and additional Common Shares that shall become outstanding after the Distribution Date as provided in Section 22 of this Agreement, each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), subject to adjustment, upon the terms and subject to the conditions hereof.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

Section 1. Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” means any Person (other than an Exempt Person) who or which, together with all Affiliates and Associates of such Person and any Person with whom such Person is Acting in Concert, shall be the Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding, but shall not include any Person who or which, at the time of the first public announcement of this Agreement, is a Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder increases its Beneficial Ownership of the Common Shares of the Company to an amount equal to or greater than the sum of (i) the lowest Beneficial Ownership of the Common Shares of the Company of such Grandfathered Stockholder as a percentage of the then outstanding Common Shares of the Company as of any date on or after the date of the public announcement of this Agreement plus (ii) 0.50%, then such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder and this proviso shall have no further force or effect with respect to such Person. For the avoidance of doubt, in the event that after the time of the first public announcement of this Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of this Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding.

Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition of Common Shares by the Company (or any other action of the Company or to which the Company is a party having the effect of reducing the number of shares outstanding) which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the Common Shares of the Company then outstanding; provided, however, that if a Person would, but for the provisions of this paragraph, become an Acquiring Person by reason of such action and following such action, such Person becomes the Beneficial Owner of any additional Common Shares of the Company such that the Person is or thereby becomes the Beneficial Owner of 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the Common Shares of the Company then outstanding (other than as a result of any action of the Company or to which the Company is a party described in this paragraph), then such Person shall be deemed to be an Acquiring Person.

Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to have become an Acquiring Person.

Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board of Directors determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an “Acquiring Person.”

(b) A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where one or more additional factors supports a determination by the Board of Directors that such Persons intended to act in concert or in parallel, which such factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third Person who is also Acting in Concert with such other Person.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date of this Agreement.

(d) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own,” or have “Beneficial Ownership” of, any securities:

(i) which such Person actually owns (directly or indirectly) or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons Acting in Concert (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

(ii) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement;

(iii) which such Person or any of such Person’s Affiliates or Associates has (A) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on a statement on Schedule 13D under the Exchange Act (or any comparable or successor report) or (B) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions or the satisfaction of regulatory requirements) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, convertible notes, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement;

provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange;

(iv) which are Beneficially Owned (within the meaning of the preceding clauses of this paragraph (d)), directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) is Acting in Concert or has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company or cooperating in obtaining, changing or influencing the control of the Company; provided that the effect of such agreement, arrangement or understanding is to treat such Person as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; or

(v) which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Common Shares in respect of such Derivative Position that is specified in (A) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of Common Shares is specified in such filings or documentation (or such documentation is not available to the Board of Directors), as determined by the Board of Directors in its reasonable discretion.

Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

Notwithstanding anything in this Agreement to the contrary, to the extent not within the foregoing provisions of this paragraph (d), a Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own” or have “beneficial ownership” of, any securities which such Person would be deemed to constructively own or which would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provisions or replacement provision and the Treasury Regulations thereunder.

(e) “Board of Directors” has the meaning set forth in the Recitals.

(f) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g) “Close of Business” on any given date means 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York time, on the next succeeding Business Day.

(h) “Code” shall mean the Internal Revenue Code of 1986 (or such similar provisions of the Tax Cuts and Jobs Act of 2017), as amended.

(i) “Common Shares,” when used with reference to the Company, means the shares of Common Stock, par value $0.001 per share, of the Company. “Common Shares,” when used with reference to any Person other than the Company, means the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(j) “Common Stock Equivalents” has the meaning set forth in Section 11(a)(iii).

(k) “Company” has the meaning set forth in the Preamble.

(l) “Current Per Share Market Price” has the meaning set forth in Section 11(d)(i).

(m) “Current Value” has the meaning set forth in Section 11(a)(iii).

(n) “Derivative Position” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Shares and that increases in value as the market price or value of the Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Shares, in each case regardless of whether (i) it conveys any voting rights in such Common Shares to any Person, (ii) it is required to be, or capable of being, settled through delivery of Common Shares or (iii) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

(o) “Distribution Date” has the meaning set forth in Section 3(a).

(p) “Early Expiration Date” means, if Stockholder Approval has not been obtained by the Close of Business on the date on which the Company’s 2018 annual meeting of stockholders is concluded (or, if later, the date on which the votes of the stockholders of the Company with respect to such meeting are certified), the Close of Business on such date. For the avoidance of doubt, if Stockholder Approval is obtained then there shall be no Early Expiration Date.

(q) “Equivalent Preferred Shares” has the meaning set forth in Section 11(b).

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Ratio” has the meaning set forth in Section 24(a).

(t) “Exempt Person” means any of (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, and (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan.

(u) “Final Expiration Date” means the Close of Business on January 22, 2021.

(v) “Grandfathered Stockholder” has the meaning set forth in Section 1(a).

(w) “NASDAQ” means The NASDAQ Global Select Market.

(x) “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity and shall include any successor (by merger or otherwise) of such entity.

(y) “Preferred Shares” means shares of Series D Junior Participating Preferred Stock, par value $0.001 per share, of the Company having such rights and preferences as are set forth in the form of Certificate of Designation set forth as EXHIBIT A hereto, as the same may be amended from time to time.

(z) “Purchase Price” has the meaning set forth in Section 7(b).

(aa) “Record Date” has the meaning set forth in the Recitals.

(bb) “Redemption Date” has the meaning set forth in Section 23(b).

(cc) “Redemption Price” has the meaning set forth in Section 23(a).

(dd) “Right” has the meaning set forth in the Recitals.

(ee) “Right Certificate” means a certificate evidencing a Right substantially in the form of EXHIBIT B hereto.

(ff) “Rights Agent” has the meaning set forth in the Preamble.

(gg) “Spread” has the meaning set forth in Section 11(a)(iii).

(hh) “Stock Acquisition Date” means the date of the first public announcement or public disclosure of facts, in either case, by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include a statement on Schedule 13D filed pursuant to the Exchange Act).

(ii) “Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (or such Agreement as then in effect or as contemplated to be in effect following such Stockholder Approval) as demonstrated by the votes cast in favor of any such approval or ratification proposal submitted to a stockholder vote by the Company exceeding the votes cast against such proposal at a duly held meeting of stockholders of the Company.

(jj) “Subsidiary” of any Person means any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(kk) “Summary of Rights” means the Summary of Rights to Purchase Preferred Shares substantially in the form of EXHIBIT C hereto.

(ll) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(mm) “Trading Day” means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, a Business Day.

(nn) “Treasury Regulations” shall mean final, temporary and proposed regulations of the Department of Treasury under the Code and any successor regulations, including any amendments thereto.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights Agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

Section 3. Issue of Right Certificates.

(a) Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, in the event the Board of Directors determines on or before such tenth day to effect an exchange in accordance with Section 24 and determines in accordance with Section 24(a) that a later date is advisable, such later date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than any Exempt Person) of a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (such date described in clause (i) or (ii) of this sentence being herein referred to as the “Distribution Date”) (provided, however, that if such tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer), (A) the Rights will be evidenced by the certificates (or other evidence of book-entry or other uncertificated ownership) for Common Shares registered in the names of the holders thereof (which shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (B) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, at the expense of the Company and upon receipt of all relevant information, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Right Certificates, evidencing one Right for each Common Share so held, subject to adjustment as provided herein; provided, however, that the Rights may instead be recorded in book-entry or other uncertificated form, in which case such book-entries or other evidence of ownership shall be deemed to be Right Certificates for all purposes of this Agreement; provided, further, that all procedures relating to actions to be taken or information to be provided with respect to such Rights recorded in book-entry or other uncertificated forms, and all requirements with respect to the form of any Right Certificate set forth in this Agreement, may be modified as necessary or appropriate to reflect book-entry or other uncertificated ownership. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) As soon as practicable after the Record Date, the Company will make available a copy of the Summary of Rights to any holder of Rights who may request it prior to the Final Expiration Date. The Company shall provide the Rights Agent with written notice of the occurrence of the Final Expiration Date and the Rights Agent shall not be deemed to have knowledge of the occurrence of the Final Expiration Date, unless and until it shall have received such written notice.

(c) Certificates for Common Shares which become outstanding after the Record Date but prior to the earliest of (i) the Close of Business on the Distribution Date, (ii) the Redemption Date, (iii) the Early Expiration Date (if applicable), and (iv) the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN INSEEGO CORP. AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT (OR ANY SUCCESSOR RIGHTS AGENT), DATED AS OF JANUARY 22, 2018, AS IT MAY FROM TIME TO TIME BE AMENDED OR SUPPLEMENTED PURSUANT TO ITS TERMS (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF INSEEGO CORP. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED SEPARATELY AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. INSEEGO CORP. WILL MAIL TO THE

HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

With respect to such certificates containing the foregoing legend, until the Close of Business on the Distribution Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby. If the Company purchases or acquires any Common Shares after the Record Date but prior to the Close of Business on the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon exercise and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. Right Certificates shall be duly executed on behalf of the Company by its Chief Executive Officer, its Chief Financial Officer or any of its Vice Presidents, either manually or by facsimile signature, and shall be attested by the Secretary of the Company or such other executive officer of the Company designated by the Secretary of the Company, either manually or by facsimile signature. Upon written request by the Company, the Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned, either manually or by facsimile. If any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, even if at the date of the execution of this Agreement such Person was not such an officer.

Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Agreement, the Rights Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, and the date of each of the Right Certificates.

Section 6. Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Section 14, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date, the Early Expiration Date (if applicable) and Final Expiration Date, any Right Certificate (other than a Right Certificate representing Rights that have become void pursuant to Section 11(a)(ii) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Right Certificate, entitling the registered holder to purchase a like number of Preferred Shares as the Right Certificate surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender (together with any required form of assignment and certificate duly executed and properly completed) the Right Certificate to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof, as the Company or the Rights Agent shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of the Right Certificates of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

(b) Subject to the provisions of Section 14, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to each of them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with a signature guarantee and such other and further documentation as the Company or the Rights Agent may reasonably request, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and, in the case of mutilation, upon surrender to the Rights Agent and cancellation of the Right Certificate, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) The registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11(a)(ii) or have been exchanged pursuant to Section 24) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the appropriate form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share represented by a Right that is exercised and an amount equal to any applicable transfer tax or charges required to be paid pursuant to Section 9, at or prior to the earliest of (i) the Early Expiration Date (if applicable), (ii) the Final Expiration Date, (iii) the Redemption Date, and (iv) the time at which the Rights are exchanged as provided in Section 24 hereof.

(b) The purchase price to be paid upon the exercise of each Right to purchase one one-thousandth of a Preferred Share represented by a Right shall initially be $10.00 (the “Purchase Price”) and shall be payable in lawful money of the United States of America in accordance with Section 7(c). Each Right shall initially entitle the holder to acquire one one-thousandth of a Preferred Share upon exercise of the Right. The Purchase Price and the number of Preferred Shares or other securities for which a Right is exercisable shall be subject to adjustment from time to time as provided in Sections 11 and 13.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the number of Rights exercised and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 by cash, certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly: (i) (A) requisition from any transfer agent of the Preferred Shares (or from the Company if there shall be no such transfer agent, or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from any depositary agent for the Preferred Shares depositary receipts representing such number of Preferred Shares as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request; (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated in writing by such holder; and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

(d) If the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14.

(e) Notwithstanding anything in this Agreement or the Right Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities of the Company upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, (ii) tendered the Purchase Price (and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in a manner set forth in Section 7(c), and (iii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company and the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all canceled Right Certificates which have been canceled by the Rights Agent to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Status and Availability of Preferred Shares.

(a) The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

(b) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.

(c) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, and the Company and the Rights Agent shall not be required to issue or deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights.

(a) General.

(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to the second paragraph of this Section 11(a)(ii) and to Section 24, from and after the Stock Acquisition Date, each holder of a Right shall have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of shares of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then Current Per Share Market Price of the Common Shares of the Company (determined pursuant to Section 11(d) hereof) on the Stock Acquisition Date.

From and after the Stock Acquisition Date, any Rights that are or were acquired or Beneficially Owned by (1) an Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert), (2) a transferee of any Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) who becomes such a transferee after the Acquiring Person becomes an Acquiring Person or (3) a transferee of an Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) who becomes such a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and who receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) to holders of equity interests in such Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) or to any Person with whom the Acquiring Person (or any Associate or Affiliate of such Acquiring Person or any other Person with whom such Person is Acting in Concert) has any continuing agreement, arrangement, understanding or relationship (whether or not in writing) regarding the transferred Rights or (y) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect of the avoidance of this Section 11(a)(ii), (each such Person described in (1)-(3) above, an “Excluded Person”) shall, in each such case, be null and void, and any holder of such Rights (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person or a Person with whom such Person is Acting in Concert) shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificates shall be issued pursuant to Sections 3, 6, 7(d) or 11 or otherwise hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall, upon receipt of written notice directing it to do so, be canceled by the Rights Agent.

(iii) If there are not sufficient authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) or the exchange of the Rights in accordance with Section 24, or should the Board of Directors so elect, the Company may with respect to such deficiency, (A) determine the excess (the “Spread”) of (1) the value of the Common Shares issuable upon the exercise of a Right as provided in Section 11(a)(ii) (the “Current Value”) over (2) the Purchase Price and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (1) cash; (2) a reduction in the Purchase Price; (3) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors has determined to have the same value as Common Shares (“Common Stock Equivalents”)); (4) debt securities of the Company; or (5) other assets, property or instruments. The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any final determination under the previous sentence.

If the Board of Directors shall determine in good faith that additional Common Shares should be authorized for issuance upon exercise in full of the Rights, the Company may suspend the exercisability of the Rights in order to seek any authorization of additional shares, decide the appropriate form of distribution to be made and determine the value thereof. If the exercisability of the Rights is suspended pursuant to this Section 11(a)(iii), the Company shall make a public announcement, and shall promptly deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. When the suspension is no longer in effect, the Company shall make another public announcement, and promptly deliver to the Rights Agent a statement, so stating. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the Current Per Share Market Price (as determined pursuant to Section 11(d)(i)) of the Common Shares as of the Stock Acquisition Date, and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.

(b) If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within forty-five calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then Current Per Share Market Price of the Preferred Shares (as defined in Section 11(d)(ii)) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares to be offered (or the aggregate initial conversion price of the convertible securities to be offered) would purchase at such Current Per Share Market Price and (ii) the denominator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares issuable upon exercise of one Right. If such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. If such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) If the Company fixes a record date for the making of a distribution to all holders of the Preferred Shares (including any distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be the then Current Per Share Market Price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors) of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one Preferred Share and (ii) the denominator of which shall be the then Current Per Share Market Price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed. If such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d) Current Per Share Market Price.

(i) For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security on any date shall be deemed to be the average of the daily closing prices per share of such security for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that if the Current Per Share Market Price of the security is determined during a period (A) following the announcement by the issuer of such security of (1) a dividend or distribution on such security payable in shares of such security or other securities convertible into such shares, or (2) any subdivision, combination or reclassification of such security, and (B) prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of such security. The closing price for each day shall be the last sale price or, if no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported by NASDAQ, or, if on any such date the security is not listed on NASDAQ, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected by the Board of Directors. If on any such date no such market maker is making a market in the security, the fair value of the security on such date as determined in good faith by the Board of Directors shall be used.

(ii) For the purpose of any computation hereunder, the “Current Per Share Market Price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “Current Per Share Market Price” of the Preferred Shares shall be conclusively deemed to be the Current Per Share Market Price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one thousand. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “Current Per Share Market Price” means the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than three years from the date of the transaction which requires such adjustment.

(f) If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a) through 11(c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company exercises its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Preferred Share (calculated to the nearest one ten-millionth of a Preferred Share) obtained by (i) multiplying the number of one one-thousandth of a Preferred Share covered by a Right immediately prior to this adjustment by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Preferred Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter but, if the Right Certificates have been distributed, shall be at least ten days after the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Preferred Shares which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

(l) If this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may defer, until the occurrence of such event, issuing to the holder of any Right exercised after such record date Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of any rights, options or warrants referred to in Section 11(b) made by the Company after the date of this Agreement to holders of its Preferred Shares shall not be taxable to such stockholders.

(n) If, at any time after the date of this Agreement and prior to the Distribution Date, the Company (i) declares or pays any dividend on the Common Shares payable in Common Shares or (ii) effects a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-thousandths of a Preferred Share purchasable after such event upon exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is affected.

Section 12. Certificate of Adjustment. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a reasonably detailed statement of the facts, computation, methodology and accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate, and (c) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be obligated or responsible for calculating any adjustment, nor shall the Rights Agent be deemed to have knowledge of such an adjustment or any such event, unless and until it shall have received such certificate.

Section 13. Consolidation, Merger, Sale or Transfer of Assets or Earning Power.

(a) If, at any time after a Stock Acquisition Date: (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) the Company sells or otherwise transfers (or one or more of its Subsidiaries sell or otherwise transfer), in one or more transactions, assets or earning power aggregating fifty percent (50%) or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries, then proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (2) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer, (B) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement, (C) the term “Company” shall thereafter be deemed to refer to such issuer, and (D) such issuer shall take steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock in accordance with Section 9) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable in relation to the Common Shares thereafter deliverable upon the exercise of the Rights.

(b) The Company shall not enter into any transaction of the kind referred to in this Section 13 if, at the time of such transaction, there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section  13 shall apply to successive mergers or consolidations or sales or other transfers.

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an agreement between the Company and a depositary selected by the Company; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

(c) The closing price for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices as reported by NASDAQ, or if on any such date the Rights or Preferred Shares, as applicable, are not listed on NASDAQ, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights or Preferred Shares, as applicable, selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights or Preferred Shares, as applicable, the fair value of the Rights or Preferred Shares, as applicable, on such date as determined in good faith by the Board of Directors shall be used.

(d) The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided in this Section 14).

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate. The Rights Agent shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares). Any registered holder of any Right Certificate (or, prior to the Distribution Date, the registered holders of the Common Shares) may, without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, the registered holders of the Common Shares), on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations hereunder of the Company.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with the appropriate form of certification, properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends, or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder accordance with a fee schedule to be mutually agreed upon, and, from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, administration, execution and amendment, of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance and, administration of, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim or liability arising therefrom or in connection therewith, directly or indirectly. The provisions under this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent. The reasonable costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in each case in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of

Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. If, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned. If, at that time, any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

If, at any time, the name of the Rights Agent changes and any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned. If, at that time, any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of as to any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by a person reasonably believed by the Rights Agent to be any one of the Chief Executive Officer, the Chief Financial Officer, any Vice President or the Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20(b).

(c) The Rights Agent shall be liable to the Company and any other Person hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same. All such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any determination by the Board of Directors with respect to the Rights or breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any modification by or order of any court, tribunal or governmental authority in connection with the foregoing, any change in the exercisability of the Rights or any adjustment required under the provisions of Sections 11 or 13 or for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 describing such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid, and non-assessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required or reasonably requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person reasonably believed by the Rights Agent to be from any one of the Chief Executive Officer, the Chief Financial Officer, any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such advice or instructions shall provide full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such officer or for any delay in acting while waiting for these instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent advice or instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement.

(h) The Rights Agent and any affiliate, stockholder, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement, in each case in compliance with applicable laws. Nothing herein shall preclude the Rights Agent and such other Persons from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents. The Rights Agent shall not be answerable or accountable for any act, omission, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment of such attorneys or agents thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a Person with whom such Person is Acting in Concert) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

(l) The Rights Agent shall have no responsibility to the Company or any holders of the Right Certificates for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and the Preferred Shares pursuant to Section 26. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and, after the Distribution Date, to the holders of the Right Certificates by first class mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the incumbent Rights Agent or registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person (other than a natural person) organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers, is subject to supervision or examination by federal or state authority, and has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing, and shall thereafter be discharged from all duties and obligations hereunder. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and, after the Distribution Date, mail a notice in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of (a) the Early Expiration Date (if applicable), (b) the Final Expiration Date, (c) the Redemption Date, and (d) the time at which the Rights are exchanged as provided in Section 24 hereof, the Company (i) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company (except as may otherwise be provided in the instrument(s) governing such securities), and (ii) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (A) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (B) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a) The Board of Directors may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.

(b) Immediately upon the time of the effectiveness of the redemption of the Rights or such earlier time as may be determined by the Board of Directors in the action ordering such redemption (although not earlier than the time of such action) (the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) Business Days after action of the Board of Directors ordering the redemption of the Rights, the Company shall mail, or cause the Rights Agent to mail (at the expense of the Company), a notice of redemption to the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, other than in connection with the purchase of Common Shares prior to the Distribution Date.

Section 24. Exchange.

(a) The Board of Directors may, at its option, at any time after a Stock Acquisition Date, mandatorily exchange all or part of the then outstanding and exercisable Rights (which excludes Rights held by an Excluded Person) for Common Shares at an exchange ratio of one Common Share per one one-thousandths of a Preferred Share represented by a Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Exchange Ratio”). From and after the occurrence of an event specified in Section 13(a), any rights that theretofore have not been exchanged pursuant to this Section 24 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24(a), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give reasonably detailed written notice of any such exchange to the Rights Agent, and shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such exchange. Within ten (10) Business Days after action by the Board of Directors ordering the exchange of any Rights pursuant to Section 24(a), the Company shall mail, or cause the Rights Agent to mail, a notice of any such exchange to the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights held by an Excluded Person) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares or Common Stock Equivalents for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or an appropriate number of Common Stock Equivalents) for each Common Share, as appropriately adjusted.

(d) If there shall not be sufficient Common Shares, Preferred Shares or Common Stock Equivalents authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares, Preferred Shares or Common Stock Equivalents for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole Common Share. For the purposes of this Section 24(e), the current per share market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) If the Company shall after the Distribution Date propose: (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend); (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares); (iv) to effect any consolidation or merger into or with any other Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of fifty percent (50%) or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person; (v) to effect the liquidation, dissolution or winding-up of the Company; or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares, or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate and the Rights Agent, in accordance with Section 26, a reasonably detailed notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of the Common Shares or Preferred Shares or both, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares or Preferred Shares or both, whichever shall be the earlier.

(b) The Company shall, as soon as practicable after a Stock Acquisition Date, give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice that describes the transaction in which the a Person became an Acquiring Person and the consequences of the transaction to holders of Rights under Section 11(a)(ii).

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by overnight delivery service or first-class mail, postage prepaid, properly addressed (until another address is filed in writing with the Rights Agent) as follows:

Inseego Corp.
9605 Scranton Road, Suite 300
San Diego, CA 92121
Attention: Chief Financial Officer

With a copy to (which copy shall not constitute notice):

Paul Hastings, LLP
4747 Executive Drive, Twelfth Floor
San Diego, CA 92121
Attention: Carl R. Sanchez, Esq.
Facsimile: (858) 458-3130

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be deemed given upon receipt and shall be sufficiently given or made if in writing when sent by overnight delivery service or registered or certified mail properly addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if in writing, when sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company may from time to time, and the Rights Agent shall if the Company so directs in writing, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates and any other Person with whom such Person is Acting in Concert). For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and Preferred Shares) as contemplated hereby and to ensure that an Excluded Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent, subject to certification by any of the officers of the Company listed in Section 20(b) that any such supplement or amendment complies with this Section 27. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has reasonably determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates.

Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties, liabilities and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

Section 32. Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 33. Descriptive Headings. Descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34. Administration. Other than with respect to rights, duties, obligations and immunities of the Rights Agent, the Board of Directors shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, holders of the Rights and all other parties and shall not subject the Board of Directors to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INSEEGO CORP.

By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Dennis V. Moccia
	Name:	Dennis V. Moccia
	Title:	Manager, Contract Administration

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

OF

INSEEGO CORP.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

In accordance with Section 151 of the Delaware General Corporation Law, the undersigned corporation hereby certifies that the following resolution was adopted by the Board of Directors (the “Board of Directors”) of Inseego Corp. (the “Corporation”) at a meeting duly called and held on December 29, 2017:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors by Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended and as may be further amended from time to time (the “Certificate of Incorporation”), the Board of Directors hereby creates a series of Preferred Stock, par value $0.001 per share, of the Corporation, and hereby states the designations and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon as follows:

Section 1. Designation and Amount. The shares of this series shall be designated as Series D Preferred Stock (the “Series D Preferred Stock”), and the number of shares constituting the Series D Preferred Stock shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

Section 2. Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate per share amount of all cash dividends, and 1,000 multiplied by the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the

Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(c) Dividends due pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series D Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, by the Certificate of Incorporation, including any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Amended and Restated Bylaws of the Corporation or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein, or as otherwise required by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series D Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series D Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series D Preferred Stock.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designation creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding-Up.

(a) Upon any liquidation, dissolution or winding-up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series D Preferred Stock unless, prior thereto, the holders of Series D Preferred Stock shall have received an amount per share (the “Series D Liquidation Preference”), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) If there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series D Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series D Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(c) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Amendment. While any Series D Preferred Stock is issued and outstanding, the Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change or repeal the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting together as a single class.

Section 9. Rank. The Series D Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding-up, junior to all other series of Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its duly authorized officer this 22nd day of January, 2018.

INSEEGO CORP.

By:
Name:
Title:

EXHIBIT B

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT) OR EARLIER IF REDEMPTION, EXCHANGE OR TERMINATION OCCURS OR AS OTHERWISE SPECIFIED IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.0001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF OR ANY OTHER PERSON WITH WHOM SUCH PERSON IS ACTING IN CONCERT (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID.

RIGHT CERTIFICATE

INSEEGO CORP.

This certifies that                                                          , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement (the “Rights Agreement”), dated as of January 22, 2018, between Inseego Corp., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (or any successor rights agent) (the “Rights Agent”), as may be amended from time to time, to purchase from the Company at any time after the Distribution Date and prior to the Final Expiration Date or earlier under certain circumstances set forth in the Rights Agreement, at the offices of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series D Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $10.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase properly completed and duly executed, accompanied by such documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of January 22, 2018, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

From and after the occurrence of a Stock Acquisition Date, if the Rights evidenced by this Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Rights Agreement. This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and made a part hereof, and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office of the Rights Agent designated for such purpose.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, accompanied by such documentation as the Rights Agent may reasonably request, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at the Company’s option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.0001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, Preferred Shares, cash, debt securities or other assets, property or instruments.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert, (ii) a transferee of any such Person described in clause (i), or (ii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert, who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void without any further action and no holder hereof shall have any right with respect to such Rights from and after the time any Person becomes an Acquiring Person.

In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:

ATTEST:	INSEEGO CORP.

By:
Name:		Name:
Title:		Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.
Rights Agent

By:
Name:
Title:

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED,

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                                  , Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date:
Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

(To be completed if true)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from and are not being assigned to an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert and are not issued with respect to the notional or other number of Common Shares related to a Derivative Position described in clause (iv) of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Right Certificate to be an Acquiring Person or a transferee of an Acquiring Person and accordingly will deem the Rights evidenced by such Right Certificate to be null and void and not transferable or exercisable.

[To be attached to each Right Certificate]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to exercise the Right Certificate.)

TO INSEEGO CORP.:

The undersigned hereby irrevocably elects to exercise                                                                   Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert Social Security or other identifying

number:                                                                          .

Please print name and address:

.

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert Social Security or other identifying

number:                                                                          .

Please print name and address:

.

Date:	,
Signature

(Signature must conform to the holder specified on the Right Certificate)

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

(To be completed if true)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from and are not being assigned to an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert and are not issued with respect to the notional or other number of Common Shares related to a Derivative Position described in clause (iv) of the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Right Certificate to be an Acquiring Person or a transferee of an Acquiring Person and accordingly will deem the Rights evidenced by such Right Certificate to be null and void and not transferable or exercisable.

EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON, AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON OR ANY PERSON WITH WHOM SUCH PERSON IS ACTING IN CONCERT (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID.

On January 22, 2018, Inseego Corp., a Delaware corporation (the “Company”) entered into a Rights Agreement (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent. Pursuant to the Rights Agreement, the Company will issue a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock, par value $0.001 per share (the “Common Shares”) payable on February 2, 2018 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series D Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a price of $10.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement. Capitalized terms used but not defined in this summary have the meanings ascribed to such terms in the Rights Agreement.

Until the earlier of (i) the close of business on the 10th day following a public announcement that a Person or group of Affiliated or Associated Persons has acquired Beneficial Ownership of 4.9% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) or (ii) the close of business on the 10th business day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Common Shares (the earlier of such dates described in clauses (i) and (ii), the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto (unless such Rights are recorded in book entry).

A Person shall not be deemed to be an Acquiring Person if such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 4.9% or more of the Common Shares of the Company then outstanding (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder increases its Beneficial Ownership of the Common Shares of the Company to an amount equal to or greater than the sum of (i) the lowest Beneficial Ownership of the Common Shares of the Company of such Grandfathered Stockholder as a percentage of the then outstanding Common Shares of the Company as of any date on or after the date of the public announcement of this Agreement plus (ii) 0.50%, then such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder and this proviso shall have no further force or effect with respect to such Person. For the avoidance of doubt, in the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding.

In general, “Beneficial Ownership” shall include any securities such Person, or any of such Person’s Affiliates or Associates (i) would be deemed to actually or constructively own for purposes of Section 382 of the Code and the regulations promulgated thereunder, (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the regulations promulgated thereunder), (ii) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Securities Exchange Act of 1934, as amended, (iii) has the right to acquire or vote pursuant to any agreement, arrangement or understanding (except under limited circumstances), (iv) which are directly or indirectly beneficially owned by any other Person with whom such Person is Acting in Concert or (v) in respect of which such Person has a Derivative Position.

The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights (unless such Rights are recorded in book entry).

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earlier of (i) the Close of Business on January 22, 2021, (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, and (iv) if the Rights Agreement has not been approved or ratified by the stockholders prior to the conclusion of the Company’s 2018 annual meeting, the Close of Business on such date.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on the Preferred Shares payable in Preferred Shares or a subdivision or combination of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 multiplied by the amount received per Common Share.

Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

If any Person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights Beneficially Owned by the Acquiring Person, an Associate or Affiliate of the Acquiring Person or any Person with whom such Person is Acting in Concert (all of which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the Purchase Price of the Right. If the Board of Directors so elects, the Company shall deliver upon payment of the Purchase Price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right.

If, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the Purchase Price of the Right.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

At any time prior to the time any Person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights. However, from and after such time as any Person becomes an Acquiring Person, the Rights Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person, an Associate or Affiliate of an Acquiring Person or any Person with whom such Person is Acting in Concert).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Pacific Time, on July 13, 2018.

Vote by Internet
• Go to www.investorvote.com/INSG
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the director nominee in Proposal 1, and “FOR” the approval of Proposals 2, 3, 4, 5 and 6.

1. Elect one director to serve until the 2021 Annual Meeting of Stockholders.

	For	Withhold
01 - Robert Pons	☐	☐

	For	Against	Abstain		For	Against	Abstain

2.  Approve an amendment and restatement of the Company’s 2009 Omnibus Incentive Compensation Plan to, among other things, increase the number of shares issuable under the Incentive Plan by 3,200,000 shares and extend the term of the plan.

	☐	☐	☐	3. Approve an amendment of the Company’s Amended and Restated 2000 Employee Stock Purchase Plan to increase the number of shares issuable under the plan by 250,000 shares.	☐	☐	☐

4. Approve the Rights Agreement.	☐	☐	☐	5. Approve, in an advisory vote, the compensation paid to the Company’s named executive officers, as presented in the proxy statement.	☐	☐	☐

6. Ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐

s	B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.	☐

s	C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Inseego Corp.

Annual Meeting of Stockholders — July 13, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Inseego Corp. (the “Company”) acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, each dated May 30, 2018, and, revoking any proxy heretofore given, hereby appoints Dennis Calderon and Stephen Smith, and each of them, the proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on July 13, 2018, at 1:00 p.m., local time, at the Company’s headquarters located at 9605 Scranton Road, Suite 300, San Diego, CA 92121, and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as set forth herein.

When properly executed, this Proxy will be voted as directed herein or, if not otherwise indicated, will be voted “FOR” the director nominee in Proposal 1, and “FOR” the approval of Proposals 2, 3, 4, 5 and 6. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please complete, sign, date and return this Proxy as promptly as possible in the postage-paid return envelope provided.

(Items to be voted appear on reverse side.)